SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

JCM PARTNERS, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

JCM PARTNERS, LLC

P.O. Box 3000
Concord, CA 94522-3000

NOTICE OF ANNUAL MEETING OF MEMBERS

To be held June 25, 2003

To Our Members:

Notice is hereby given that the Annual Meeting of the Members of JCM Partners, LLC will be held on June 25, 2003, at 5:00 p.m. (local time), at the Radisson Hotel, 500 Leisure Lane (Highway 160 & Canterbury Road), Sacramento, California. The Annual Meeting is called for the purpose of considering and acting on the following matters:

1.	To elect three Group 1 Managers, each to serve for a term of three years or until their respective successors have been elected and qualified;

2.	To change the voting provisions in JCM’s Operating Agreement so that:

a.	actions that have been approved by our Board of Managers, except for any merger, consolidation or voluntary dissolution of the Company, need only be approved by a majority of the Units (or any class, classes or series thereof entitled to vote on the matter either separately or together as a single group) in attendance at a meeting at which a quorum is present; and

b.	matters not approved by our Board could only be approved by a majority of the outstanding units at a meeting and not by written consent;

3.	To change the Operating Agreement to revise the Company’s capital structure as follows:

a.	replace the term “Common Units” with the term “Units;”

b.	rename the outstanding Common Units the “Class 1 Units;”

c.	provide that all other Units be considered “undesignated” Units, and authorize our Board of Managers to issue those Units, with such rights, privileges, preferences and restrictions as the Board may determine, without further Member approval;

d.	provide certain additional protections for the Units with respect to the Board’s right to issue undesignated Units or Preferred Units; and

e.	provide for distributions made in the event of the Company’s total liquidation to be based upon Members’ percentage interests as opposed to Members’ capital accounts;

4.	To change the Operating Agreement so that restrictions on Members’ ability to transfer the Company’s membership interest units are incorporated by reference from our Bylaws, Transfer Application, and conforming changes thereto;

5.	To amend and restate the Operating Agreement to redraft the agreement in “plain English” where possible, conform certain of the provisions regarding tax matters to the Company’s actual practice, eliminate redundancies, and in general make the agreement more “user-friendly”; and

6.	To consider and take action upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only Members of record at the close of business on May 1, 2003 are entitled to notice of, and to vote at, the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. In order to assure that a quorum is present at the Annual Meeting, you are urged to sign and mail the enclosed ivory-colored proxy form at once, even though you may plan to attend in person. We have included in this package an addressed, stamped envelope to use when mailing your proxy. We also encourage you to read the enclosed Proxy Statement carefully. It contains information relevant to the actions to be taken at the meeting.

By order of the Board of Managers,

Michael W. Vanni

Chairman

Concord, California

May 19, 2003

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JCM PARTNERS, LLC

P.O. Box 3000
Concord, CA 94522-3000

PROXY STATEMENT

ANNUAL MEETING OF MEMBERS

To be held June 25, 2003

      This Proxy Statement is furnished to the holders of common membership interest units (“Common Units”) of JCM Partners, LLC, a Delaware limited liability company (“JCM”, the “Company”, “we”, “us” or “our”), in connection with the solicitation of proxies by the Company’s Board of Managers (the “Board”) for use at the Annual Meeting of members (“Members”) of the Company to be held at the Radisson Hotel, 500 Leisure Lane (Highway 160 & Canterbury Road), Sacramento, California, on June 25, 2003, at 5:00 p.m. (local time) and for any postponements or adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Members. This Proxy Statement and the accompanying form of proxy are being released for mailing to the Members on or about May 19, 2003.

      At the Annual Meeting, Members will be asked to:

•	Elect three Group I Managers, each to serve for a term of three years or until their respective successors have been elected and qualified (Proposal 1);

•	Change the voting provisions in the limited liability company agreement (the “Operating Agreement”) so that (i) actions that have been approved by the Company’s Board, except for any merger, consolidation or voluntary dissolution of the Company, need only be approved by a majority of the membership units (or any class, classes or series thereof entitled to vote on the matter either separately or together as a single group) at a meeting at which a quorum is present, and (ii) actions not approved by our Board could only be approved by a majority of the outstanding membership units (or any class, classes or series thereof entitled to vote on the matter either separately or together as a single group) at a meeting and not by written consent (Proposal 2);

•	Change the Company’s Operating Agreement to revise the Company’s capital structure and make necessary conforming changes as follows:

•	replace the term “Common Units” with the term “Units”;

•	rename the outstanding Common Units the “Class 1 Units”;

•	provide that other Units be considered “undesignated” Units, and authorize our Board to issue those Units, with such rights, privileges, preferences and restrictions as the Board may determine, without further Member approval;

•	provide certain additional protections for the Units with respect to the Board’s right to issue undesignated Units or Preferred Units; and

•	provide that distributions made in the event of the Company’s total liquidation will be based upon Members’ Percentage Interests rather than Members’ Capital Accounts (Proposal 3);

•	Change the Operating Agreement so that the restrictions on Members’ ability to transfer the Company’s membership interest units are included solely by incorporation by reference from our Bylaws and Transfer Application, and conforming changes thereto (Proposal 4); and

•	Amend and restate the Operating Agreement to redraft the agreement in “plain English” where possible, conform certain of the provisions regarding tax matters to the Company’s actual practice, eliminate redundancies, and in general make the agreement more “user-friendly” (Proposal 5).

      If Proposal 2 is approved, the revised voting provisions will apply to Proposals 3, 4 and 5.

      Your vote is important. In order to pass Proposal 2, we need to receive the affirmative vote of a majority (over 50%) of the issued and outstanding Common Units. If Proposal 2 is approved, we will need to receive the affirmative vote of a majority of the Common Units present (either in person or by proxy) and entitled to vote at the Annual Meeting in order for Proposals 3, 4 and 5 to be approved. If Proposal 2 is not approved, then we will need the affirmative vote of a majority of the outstanding Common Units to approve each of the other Proposals. The Board recommends you vote “FOR” the election of Managers and “FOR” each of Proposals 2, 3, 4 and 5 set forth above. Accordingly, we urge you to sign and return the accompanying ivory-colored proxy form whether or not you plan to attend the Annual Meeting. If you do attend, you may vote by ballot at the Annual Meeting, which will cancel any proxy you have previously given.

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QUESTIONS AND ANSWERS

Q: Why am I receiving this Proxy Statement and proxy form?

A: You are receiving a Proxy Statement and proxy form because you own Common Units of the Company. This Proxy Statement describes issues on which we would like you to vote. It also gives you information on these issues so that you can make an informed voting decision.

When you sign the proxy form, you appoint Michael W. Vanni, Gayle M. Ing and Marvin Helder as your representatives at the meeting. Messrs. Vanni and Helder and Ms. Ing will vote your Common Units at the meeting as you have instructed them on the proxy form. This way, your Common Units will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy form in advance of the meeting, just in case your plans change. You can always decide to vote in person.

Q: What is the record date and who can vote?

A: The record date is May 1, 2003. Only holders of Common Units of record as of the close of business on this date will be entitled to vote at the Annual Meeting.

Q: How many Common Units are outstanding?

A: As of the record date, the Company had 90,152,151 Common Units outstanding, including 6,904,251 Common Units held by our subsidiary, JCM Properties, LLC.

Q: How do I vote?

A: You may either vote by mail or in person at the Annual Meeting. To vote by mail, please sign your proxy form and mail it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy form, your Common Units will be voted in accordance with your instructions. If you return a signed form but do not provide voting instructions, your Common Units will be voted based on the recommendations of the Board. We will pass out written ballots to anyone who wants to vote at the Annual Meeting.

Q: How many votes do you need to hold the meeting?

A: A majority of the Company’s outstanding Common Units as of the record date, or 45,076,076 Common Units, must be present (in person or by proxy) at the meeting in order to hold the Annual Meeting and conduct business. This is called a quorum.

Q: What if I abstain from voting?

A: Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions have no effect on the outcome of the vote for Managers, but will count as a vote against the proposed amendments to the Operating Agreement. Common Units owned by our subsidiary, JCM Properties, LLC are voted in proportion to the affirmative and negative votes cast for Proposals 2 through 5. Accordingly, if you abstain, you will have no influence over how the Common Units owned by our subsidiary will be voted on Proposals 2 through 5.

Q: What am I voting on?

A: You are being asked to vote on the election of three Managers and to approve various amendments to our Operating Agreement. The amendments to our Operating Agreement include, among others, changes to our voting requirements and current capital structure. A copy of our proposed Operating Agreement (including copies of the Revised Bylaws, Transfer Application and Certificate of Designations for the Class 1 Units attached as exhibits), as revised, is attached to this Proxy Statement as Appendix A.

Q: How many votes must the nominees have to be elected?

A: The three nominees to receive the greatest number of votes cast will be elected managers.

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Q: What are cumulative voting rights?

A: Cumulative voting means that in the election of Managers, you have the number of votes equal to the number of Managers to be elected (three) multiplied by the number of units you own. You can give one nominee all of your votes or distribute your votes among the nominees as you see fit. Members only have cumulative voting rights if at least one Member notifies us at least 10 days before the Annual Meeting that they intend to cumulate their votes. We will announce at the Annual Meeting if you will have cumulative voting rights in the election of Managers. We have also provided a method on the proxy form for you to indicate how you would like your votes distributed if cumulative voting applies.

Q: How do you propose to change the voting procedures (Proposal 2)?

A: Currently, all actions voted on by Members need a majority of all of the outstanding Common Units to be approved. Under the proposed voting procedures, most matters that have been approved by our Board and are voted on by Members at a meeting would only need to be approved by the vote of a majority of the units voting at the meeting. A majority vote of the outstanding membership interests would still be required for certain fundamental changes, like a merger, consolidation or voluntary dissolution. We believe that this proposed change will bring our voting procedures in line with the voting requirements applicable to most Delaware corporations.

Q: What is the nature of the amendments to the capital structure (Proposal 3)?

A: We are asking you to approve an amendment to the Company’s Operating Agreement that would permit the Board to create new classes of units and allow you to convert the units you then hold into one or more of these different classes. Other than renaming the Common Units the Class 1 Units, any decision to convert will be your choice and not the Company’s. We expect that future classes of units would have various economic terms that would meet our Members varying needs.

All Common Units will be renamed the “Class 1 Units” and will be granted additional protections. Otherwise the terms of the Units you hold will not change. We have attached as Appendix B to this Proxy Statement a chart summarizing many of the rights of the Common Units, and the changes to those rights when the Common Units are renamed the Class 1 Units.

Q: If the Company were to completely liquidate, how will receiving liquidating distributions based on percentage interests be different from receiving them based on capital accounts (Proposal 3)?

A: Based on JCM’s current capital structure, there would be no difference. However, if JCM creates new classes of Units that receive different allocations for tax purposes, those allocations will have no effect on the amount of distributions paid upon liquidation. Instead, distributions upon liquidation, after payment of any priority distributions to Preferred Units, will be based solely on the percentage of Units owned by the Members, regardless of any prior allocations or the status of Members’ capital accounts. However, JCM may reallocate taxable income, deduction or loss among the Members in the year of liquidation in order to meet tax requirements.

This proposed change would apply only upon a complete liquidation of the Company. It would have no affect on the amount or timing of payments paid upon exercise of the put rights if the Company does not liquidate in connection with such exercise.

The proposed change does not change the rights of Preferred Units to receive priority distributions in accordance with any applicable Certificates of Designations.

Q: When will the proposed changes to the Operating Agreement be effective?

A: If approved by the Members, all proposals will be effective immediately following the Annual Meeting, except for Proposal 2, which will be effective immediately upon approval.

Q: Where can I find the voting results of the Annual Meeting?

A: We will announce the voting results at the Annual Meeting and in our July letter to Members. We will also publish the results in our quarterly report on Form 10-Q for the second quarter of 2002. We will file that report with the Securities and Exchange Commission (“SEC”), and will mail you a copy as soon as practicable after filing. You can also obtain a copy of the Form 10-Q through the SEC’s EDGAR system at www.sec.gov or by contacting the SEC’s public reference room.

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MEETING INFORMATION

Date, Time and Place

      The Annual Meeting will be held on June 25, 2003 at 5:00 p.m. (local time), at the Radisson Hotel, 500 Leisure Lane (Highway 160 & Canterbury Road), Sacramento, California.

Record Date; Voting Rights

      Only holders of Common Units as of the close of business on May 1, 2003 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting on all matters. On the Record Date, there were 90,152,151 Common Units outstanding. More than 50% in interest of the Common Units entitled to vote at the meeting on any matter and represented at the Annual Meeting, in person or by proxy, will constitute a quorum.

      Holders of Common Units who have not yet been admitted as Substitute Members in accordance with Section 9.4 of the Operating Agreement are referred to as “Assignees.” Assignees are not entitled to vote their Common Units directly and, therefore, may not authorize proxies to vote their Units. Pursuant to Section 9.4, the Board has the authority to exercise the voting rights of the Common Units held by Assignees in accordance with such Assignees’ written instructions. Therefore, Assignees who execute and return a proxy form will be deemed to be authorizing the Board to vote their Common Units in the manner instructed. The Board will appoint a proxy to vote the Common Units for which the Board has been given authority to vote. If no proxy or other written instructions are received from an Assignee, that Assignee’s Common Units will not be voted at the Annual Meeting.

      Each outstanding Common Unit is entitled to one vote on all matters to be acted on at the Annual Meeting, except that in certain circumstances Members have cumulative voting rights with respect to the election of Managers pursuant to the procedures set forth in the Operating Agreement. Cumulative voting entitles a Member to give one nominee the number of votes equal to the number of Managers to be elected (three) multiplied by the number of Common Units owned by such Member, or to distribute his or her votes on the same principle between two or more nominees as the Member sees fit. For example, under cumulative voting if you own 100 Common Units, you would have 300 votes to allocate among the nominees. You could allocate 100 to each nominee, all 300 to one nominee or divide the 300 votes among the three nominees however you see fit. Members are not entitled to cumulate votes, however, unless (i) the name(s) of the candidate(s) for whom they are voting has been placed in nomination prior to the voting and (ii) at least one Member has given notice at least ten days before the meeting that he or she intends to cumulate votes. The nominees receiving the greatest number of votes cast at the Annual Meeting, up to the number of Managers to be elected, will be elected as Managers, assuming that a quorum is present. Votes against any candidate and votes withheld will not have any affect on the outcome of the vote for election of Managers.

      At the Annual Meeting, we will notify you if Members have become eligible to cumulate votes. For your convenience, we have provided a means to indicate how you would like your votes to be allocated if Members become entitled to cumulate votes at the Annual Meeting. If Members are not permitted to cumulate votes at the meeting, votes will be divided equally among the nominees for whom authority to vote is not withheld.

      With respect to Proposal 2, approval will require the affirmative vote of a majority of the Common Units outstanding. If Proposal 2 is not approved, approval of Proposals 3, 4 and 5 will also require the affirmative vote of a majority of the Common Units outstanding. In these cases, therefore, an abstention or failure to vote will have the effect of a vote against the proposal. If Proposal 2 is approved, however, approval of Proposals 3, 4 and 5 will require the affirmative vote of a majority of the Common Units present and entitled to vote at the Annual Meeting. In that case, an abstention would have the effect of a vote against the proposal, but a failure to vote will not have any affect upon the outcome of the vote on Proposals 3, 4 and 5.

      Of the 90,152,151 Common Units outstanding, 6,904,251 Common Units are held by our subsidiary, JCM Properties, LLC. Units held by JCM Properties are considered outstanding for quorum and voting purposes, and will be voted by the Board in the same proportion for and against each of Proposals 2, 3, 4 and 5 as Units held by

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Members who are not our subsidiaries (without regard to abstentions). The Units held by JCM Properties will not be voted, however, for the election of Managers.

      Brokers who hold Common Units in street name may not have the authority to vote on certain matters for which they have not received instructions from beneficial owners. Such broker non-votes (arising from the lack of instructions from beneficial owners) will count as present for quorum purposes. Since Proposals 2, 3, 4 and 5 require the approval of a majority of the Common Units outstanding, broker non-votes will also have the effect of a vote against the proposal.

Voting and Revocation of Proxies

      If the enclosed form of proxy is properly executed and returned to us in time to be voted at the Annual Meeting, the Common Units represented thereby will be voted in accordance with the instructions marked on the form. Executed but unmarked proxies will be voted one vote per Common Unit for each of the nominees proposed by the Board and for each of the proposed changes to our Operating Agreement. The duly appointed proxy holders may, in their discretion, vote upon such other matters as may properly come before the Annual Meeting.

      Members may revoke their proxy at any time before it is exercised by giving written notice of such revocation or delivering a later dated proxy to our Secretary before the meeting, or by attending the meeting and voting in person.

Solicitation of Proxies

      We will bear the cost of soliciting proxies in the form enclosed. In addition to soliciting proxies by mail, we may also solicit proxies personally or by telephone through our Managers, officers and employees.

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BENEFICIAL OWNERSHIP

      The following table sets forth, as of April 16, 2003, the number and percentage of Common Units owned of record and beneficially by each person known by us to own beneficially more than 5% of the outstanding Common Units, our chief executive officer, two other executive officers, each of our Managers, our nominee for Manager and all of our Managers and executive officers as a group.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) computing the number of Common Units beneficially owned by a person and the percentage ownership of that person.

      Except as otherwise indicated, and subject to applicable community property laws, the persons named below have sole voting and investment power with respect to all Common Units held by them. Applicable percentage ownership in the tables below is based on 90,152,151 Common Units outstanding as of April 16, 2003, excluding 6,904,251 Common Units held by our subsidiary, JCM Properties.

	Number of	Percentage
	Common Units	of Class
Name of Beneficial Owner	Owned	Owned

Christian Reformed Home Missions	5,178,027	6.2%
2850 Kalamazoo Avenue
Grand Rapids, MI 49560
Kenneth J. Horjus (1)	5,178,027	6.2%
Barnabas Foundation	4,933,148	5.9%
15127 S. 73rd Avenue, Suite G
Orland Park, IL 60462
Henry Doorn, Jr. (2)	4,933,148	5.9%
Henry Conversano	2,219,603	2.7%
Arthur G. den Dulk	992,988	1.2%
Frank Deppe	2,033,395	2.4%
Marvin J. Helder	364,064	*
Gayle M. Ing (3)	380,035	*
James H. Mol (4)	973,202	1.2%
Lois B. Mol	3,162,301	3.8%
Neal Nieuwenhuis	390,014	*
Brian Rein	15,726	*
Cornelius Stam	90,912	*
Michael W, Vanni (3)	380,035	*
All Managers and executive officers as a group (12 persons)	19,760,213	23.7%

*	Represents ownership that does not exceed 1% of our outstanding Units.

(1)	The number of Common Units indicated in the table as being beneficially owned by Mr. Horjus consists of Common Units registered in the name of Christian Reformed Home Missions. Mr. Horjus is the Director of Finance and Administration for the Christian Reformed Church in North America, an affiliate of Christian Reformed Home Missions. Mr. Horjus disclaims beneficial ownership of the 5,178,027 Common Units held by Christian Reformed Home Missions.

(2)	The number of Common Units indicated in the table as being beneficially owned by Mr. Doorn consists of Common Units registered in the name of Barnabas Foundation. Mr. Doorn is the Executive Director of Barnabas Foundation. Mr. Doorn disclaims beneficial ownership of the 4,933,148 Common Units held by Barnabas Foundation.

(3)	Ms. Ing and Mr. Vanni hold 380,035 Common Units as community property.

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(Footnotes continued from prior page)

(4)	Includes 946,993 Common Units owned by A&J Investors, LLC, in which Mr. Mol owns a 50% interest, and 26,209 Common Units owned by the Mol Supply Profit Sharing Plan, of which Mr. Mol is a trustee.

PROPOSAL 1 — ELECTION OF MANAGERS

      Our Operating Agreement provides for a Board consisting of at least seven, but not more than 13, Managers, with the exact number of Managers to be set from time to time by the Board. Currently, the size of the Board is set at ten. Our Operating Agreement also provides that our chief executive officer sits as a Manager and occupies one of the seats on the Board, and can be removed and replaced solely by the Board. Therefore, our Chief Executive Officer, Gayle M. Ing, is not being nominated as a Manager for election at the Annual Meeting but will continue to sit on the Board after the Annual Meeting.

      At our Annual Meeting held on May 22, 2002, the Members approved changes to our Operating Agreement that divided the Elected Managers into three groups having staggered three-year terms, as nearly equal in number as reasonably possible, with terms currently expiring at the upcoming Annual Meeting, the Annual Meeting of Members to be held in 2004 and the Annual Meeting of Members to be held in 2005. At the Annual Meeting, three directors will be elected by the Members to serve a three-year term or until the election and qualification of a successor.

      The Board has designated Kenneth J. Horjus, James H. Mol and Michael W. Vanni to be nominees for election as Managers. We have no reason to believe that any of the nominees will be unavailable for election. Should any nominee become unavailable for any reason, however, the Board may designate a substitute nominee. The proxy holders intend (unless authority has been withheld) to vote for the election of the nominees.

      All of the nominees, except Mr. Mol, currently serve as Managers on our Board and all of the nominees have consented to being named in this Proxy Statement and to serve if elected.

      The following sets forth the names and ages, as of May 1, 2003, of the nominees for election to our Board, the managers whose terms will continue after the Annual Meeting and the Chief Executive Officer who is designated a Manager automatically and is not elected by the Members, the Group Number of the Manager, their respective positions and offices with the Company, the period during which each has served as a Manager and their principal occupations or employment during the past five years.

Name	Manager Group	Age	Position

Kenneth J. Horjus	Group I	65	Manager
James H. Mol	Group I	43	Nominee for Manager
Michael W. Vanni	Group I	63	Chairman of the Board
Henry Conversano	Group II	71	Manager
Henry Doorn, Jr.	Group II	43	Manager
Neal Nieuwenhuis	Group II	70	Manager
Frank Deppe	Group III	79	Manager
Marvin J. Helder	Group III	53	Manager and Vice Chairman of the Board
Lois B. Mol	Group III	68	Manager
Gayle M. Ing	*	53	Partner Manager, Chief Executive Officer, President, Secretary and Tax Matters

*	The Chief Executive Officer is automatically designated a manager under the Operating Agreement and is not elected by the Members.

      Mr. Vanni and Ms. Ing are husband and wife. Mrs. Mol and Mr. Mol are mother and son. There are no other family relationships among Managers, executive officers or persons chosen by us to be nominated as a Manager or appointed as an executive officer of the Company or any of our subsidiaries.

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      Gayle M. Ing has been a Manager and our President, Chief Executive Officer, Secretary and Tax Matters Partner since April 11, 2001. Ms. Ing was also our Chief Financial Officer from April 11, 2001 until October 2002. From March 15, 2001 until April 11, 2001, Ms. Ing served as a consultant to us through Computer Management Corporation. Prior to that, from December 1996 until March 2001, Ms. Ing was a management consultant, also through Computer Management Corporation, and was a volunteer with a child services facility. Ms. Ing served as the Vice President and Business Manager for Electronic Banking at Bank of America from January 1994 to November 1996.

Nominees for Group 1 Managers Whose Terms Will Expire in 2006

      Kenneth J. Horjus has been a Manger since June 2001. From June 2000 to June 2001, Mr. Horjus was the authorized board representative of one of our former entity Managers, Christian Reformed Home Missions. Since 1997, Mr. Horjus has been the Director of Finance and Administration for the Christian Reformed Church in North America. Prior to his employment with the Christian Reformed Church, Mr. Horjus was a Senior Consultant for The Greytone Group, a management consulting firm.

      James H. Mol is a nominee for one of the three Group I Managers. Mr. Mol is the founder and President of both Manufacturers Supply Company (“Mansco”), a wholesale fastener supply company, and Complete Information Systems, LLC (“CIS”), a computer consulting and custom programming company. Mr. Mol is also a manager and 50% owner of A&J Investors, LLC, a private investment company (“A&J”). Mr. Mol has held his positions with Mansco, CIS and A&J from 1991, 2000 and 2001, respectively.

      Michael W. Vanni has been a Manager and Chairman of our Board since June 2000. Since 1978, Mr. Vanni has been the President of Computer Management Corporation, a data processing consultant company.

Continuing Group 2 Managers Whose Terms Will Expire in 2004

      Henry Conversano has been a Manager since June 2000. Since 1969, Mr. Conversano has been the President of Henry Conversano and Associates Designers, a thematic design company for commercial entertainment properties.

      Henry Doorn, Jr. has been a Manager since June 2001. From June 2000 to June 2001, Mr. Doorn was the authorized board representative of one of our former entity Managers, Barnabas Foundation, an Illinois nonprofit organization formed to provide planned gifting services to Christian charitable organizations. Mr. Doorn has been the Executive Director of Barnabas Foundation since September 2000. Before joining Barnabas Foundation in September 2000, Mr. Doorn was the managing partner and chief financial officer of Brinson Partners, Inc., an investment management firm for institutional investors, for over ten years.

      Neal Nieuwenhuis has been a Manager since July 2000. Mr. Nieuwenhuis has been retired since 1990. Prior to 1990, he was President and owner of an industrial catering and vending company.

Continuing Group 3 Managers Whose Terms Will Expire in 2005

      Frank Deppe has been a Manager since June 2000. Mr. Deppe has been retired since 1989. He currently serves as a director of Fasteners Inc., Southwestern Supply and Toolup.com Inc., which are both private tool and accessory supply companies.

      Marvin J. Helder has been a Manager and Vice Chairman of our Board since June 2000. Mr. Helder has been the President of Helder Construction, a commercial and residential construction and property management company, for the past seven years.

      Lois B. Mol has been a Manager since June 2000. Mrs. Mol has been the Vice President of Manufacturers Supply Company, a wholesale fastener supply company, a director of SAE, a private wholesale fastener supply company, and the President of Fastener World, a surplus fastener supply company, since February 2000. Additionally, Mrs. Mol has been the Chairman of the Hardship Assistance Fund of the Jacob C. Mol Family Foundation, which has provided interim financial assistance to individuals in need, since February 2000. During the three years prior to February 2000, Mrs. Mol devoted a large portion of her time to her home and family.

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Board Committees

      Our Board has established a compensation committee and an audit committee.

      The compensation committee makes recommendations concerning salaries and incentive compensation for our executive officers. The current Members of the compensation committee are Messrs. Helder, Vanni and Conversano and Mrs. Mol.

      The audit committee reviews the results and scope of the audit and other services provided by our independent public accountants. The current Members of the audit committee are Messrs. Deppe, Horjus and Nieuwenhuis. Although our Units are not listed on the Nasdaq National Market or Nasdaq SmallCap Market, each Member of the audit committee is independent as defined by the National Association of Securities Dealers’ (“NASD”) listing standards.

Board and Committee Meetings

      The Board held a total of five meetings (in person or by teleconference) during the year ended December 31, 2002. Except for Mr. Conversano, during 2002 each of the Managers attended at least 75% of the meetings of the Board and the committees thereof on which such Manager served.

Compensation of Managers

      Our Elected Managers are not currently compensated for serving on the Board, other than for reimbursement of travel expenses.

THE BOARD RECOMMENDS THAT YOU VOTE

AND MAKE YOUR CHOICES IN THE ELECTION OF
MANAGERS FROM THE NOMINEES NAMED ABOVE.

PROPOSAL 2 — CHANGES TO VOTING STRUCTURE

Description of Proposal 2

      Under our current Operating Agreement, except in certain limited circumstances, Members have voting rights only with respect to matters approved by the Board. In order for a matter to be approved by the Members, it must be approved by a majority (i.e. more than 50%) of the outstanding Units and Preferred Units entitled to vote on that matter. If Proposal 2 is approved, generally matters first approved by our Board would only have to be approved by a majority of the Units and Preferred Units (or any class or classes thereof) that are entitled to vote on the matter and present (either in person or by proxy) at a meeting at which a quorum is present, unless our Operating Agreement, Bylaws, or other applicable governing document or rule requires a higher percentage for approval.

      Under Proposal 2, certain actions would still require the affirmative vote of a majority (or, if applicable, a greater specified percentage) of all the outstanding Units and Preferred Units (or any class or classes thereof) entitled to vote on the matter in order to be approved. The actions that would be subject to this higher standard include:

•	A change of control merger, consolidation or voluntary dissolution (which would require the vote of the outstanding Units and Preferred Units each voting as a separate group) or any amendment of such right;

•	Any action voted on by written consent instead of at a meeting; and

•	Actions not first approved by our Board.

      In addition, matters not approved by the Board could only be approved by Members at a meeting and not by written consent.

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      If Proposal 2 is approved, then with limited exceptions the vote required to approve matters approved by the Board would be a majority of those present at the meeting, instead of a majority of all the Units and Preferred Units that are outstanding. If Proposal 2 is approved, it will take effect immediately and the revised voting provisions will apply to the vote on Proposals 3, 4 and 5.

Purpose of Proposal 2

      The purpose of Proposal 2 is to make it easier to get approval at a meeting of the Members for matters that have already been approved by our Board as in the best interests of our Company. The proposal also has the effect of requiring a higher vote for certain fundamental changes and matters not approved by our Board.

      We believe that the revised voting format will bring our voting provisions in line with those generally applicable to Delaware corporations for matters approved by a Board and voted on at a meeting. Assuming a quorum is present, it allows matters to be approved by a majority of those voting on the matter, regardless of whether those voting to approve represent a majority of the Units and Preferred Units outstanding. This will make it easier to conduct business at meetings, especially when only a small majority is present, because a matter could not be defeated when those voting against it represent a minority of those voting. Without this amendment, a small group could prevent the approval of any matter at a meeting where only a slight majority of the Units and Preferred Units are present. Because many of our Members are older, we anticipate that over time an increasing number of the Units will be held by estate planning trusts and executors who are less likely to attend meetings or return proxies. As a result, we anticipate the potential for a lower voter turnout in the future.

Possible Disadvantages of the Proposal

      The proposal may have the effect of requiring a higher vote for, or otherwise deterring, matters which in the judgment of the Board may not be in the Members’ best interests. This can include tender offers or other takeover attempts that some Members may deem to be in their best interests or where the Members may receive a premium for their Units. As discussed below, certain of our governing documents contain additional measures that may have an anti-takeover effect.

      While the proposed changes may have certain potential adverse effects, the Board believes that the flexibility and other advantages offered by Proposal 2 outweigh any disadvantages, and that the proposed changes are appropriate. The Board unanimously approved Proposal 2 and agreed to recommend the proposal to the Members.

THE BOARD RECOMMENDS A VOTE “FOR”

THE PROPOSAL TO REVISE THE VOTING
PROVISIONS OF THE OPERATING AGREEMENT.

PROPOSAL 3 — CHANGE OF CAPITAL STRUCTURE

Description of Proposal 3

      Our current capital structure consists of 300,000,000 Units, up to 25,000,000 of which may be designated as Preferred Units. The Board can issue as Common Units any Units that it does not designate as Preferred Units. Although the Board generally may issue additional Common Units without Member approval, the Board does not have the ability to issue Common Units having different economic and other terms.

      We are proposing changes to our Operating Agreement to:

•	replace the term “Common Units” with the term “Units”;

•	rename the outstanding Common Units the “Class 1 Units”;

•	provide that all other Units will be “undesignated” Units, and authorize our Board to issue those Units without further approval and having such rights, privileges, preferences and restrictions as the Board may determine; and

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•	provide certain additional protections for the Units with respect to the Board’s right to issue undesignated Units or Preferred Units.

      In addition, Proposal 3 would amend the Operating Agreement to provide that distributions paid in the event of the Company’s total liquidation (“liquidating distributions”) will be paid based on the percentage of Units and Preferred Units held by a Member (“Percentage Interest”) after any distributions are first paid to holders of Preferred Units in accordance with any Certificates of Designations (“Preferred Units Priority Distributions”). Currently, the Operating Agreement provides that liquidating distributions are paid based on Members’ capital accounts after the Preferred Units Priority Distributions, if any. This change would ensure that in the event of the Company’s total liquidation, after the Preferred Units Priority Distributions, if any, Members would receive the same amount of cash for each Unit or Preferred Unit they hold regardless of the amounts of distributions they have received prior to the liquidation. Proposal 3 does not change the right of Preferred Units to receive Preferred Units Priority Distributions in accordance with their Certificate of Designations. Rather, Proposal 3 changes how liquidating distributions will be paid after payment of any Preferred Units Priority Distributions.

      We also will make conforming changes throughout the Operating Agreement to reflect the proposed changes.

      In this proxy statement, we will use the term “Class 1 Units” to refer to the Common Units when discussing the rights and other terms of the Common Units.

Undesignated Units; Class 1 Units

      If Proposal 3 is approved, the references in the Operating Agreement to “Common Units” will be changed to “Units.” Your current Common Units will be renamed “Class 1 Units.” The terms of the Class 1 Units will be substantially the same as the terms of the existing Common Units, except that you will have the right to convert your Class 1 Units into any other class of Units, but not Preferred Units, that is created on or before May 30, 2005. The Class 1 Units will be convertible into any class of Units created after May 30, 2005 at the discretion of the Board. Your Class 1 Units will continue to have the same protections that they currently have, and you will receive the additional protections discussed below.

      If Proposal 3 is approved, the balance of the Company’s authorized but unissued Units will be considered “undesignated.” This means that the Board will have the ability to set the terms of those Units, and that it could issue different classes of Units with varying rights, privileges, preferences and restrictions. The Board will continue to have the power to issue Preferred Units. However, the Board’s ability to issue the undesignated Units and Preferred Units will be limited by protections available to the Class 1 Units and other Units described below. Proposal 3 will not cause an increase in the total number of authorized or outstanding Units.

      To streamline our Operating Agreement, we plan to describe the terms of Class 1 Units and any other Units that we issue in an attachment to the Operating Agreement called a “Certificate of Designations.” A summary of the rights of the Common Units and the changes to those rights when the Common Units are renamed the Class 1 Units is included as Appendix B to this Proxy Statement. You may also wish to read the Certificate of Designations for the Class 1 Units which is attached as an exhibit to the Operating Agreement.

Revised Protections

      Our current Operating Agreement provides that the Board’s power to set the terms of any Preferred Units is limited by certain protections for the Common Units and Preferred Units. If Proposal 3 is approved, the current protections will be retained and the following protections will be added:

•	No class of Units or series of Preferred Units can have the right (i.e. a priority) to receive its mandatory distribution before any other class of Units that may be in existence. New classes of Units or series of Preferred Units can, however, have the right to receive a higher mandatory distribution amount. If the Company does not have the funds it needs to pay all mandatory distributions when due, then, unless the Certificate of Designations for a particular class or classes provides that those Units have a lower priority, all classes of Units entitled to receive mandatory distributions will share in any such shortfall on a

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pro-rata basis. In addition, no mandatory distributions can be paid on the Preferred Units until all mandatory distributions are paid on the Units.

•	No class of Units can have a right to receive any special tax allocations to the material detriment of any existing class of Units, except as necessary to comply with federal income tax regulations.

•	While the Board can declare voluntary distributions (i.e. in addition to the mandatory distributions) on the Units on a per-class basis, each class of Units must receive, on an annual basis, a voluntary distribution equal to at least half of the largest voluntary distribution issued to any other class of Units.

•	No class of Units can be created that has a right to receive payment upon the Company’s liquidation or voluntary dissolution before any existing class of Units.

•	No class of Units can have a right to be redeemed before June 30, 2007.

•	No class of Units or Preferred Units can be created that would interfere with the voting rights of a particular class of Units to vote as a separate group as provided in the Operating Agreement or the Certificate of Designations for that particular class.

•	No class of Units or Preferred Units can be created that interferes with a priority or special treatment provided to an existing class of Units in its Certificate of Designation.

      A new class of Units need not include all of the protections described above. For example, the Board may create a class of Units that has no voting rights or that has a lower priority to receive its mandatory distributions than other classes of Units.

      Under the proposed amended and restated Operating Agreement, each of the Units and the Preferred Units will continue to have the right to vote as a separate group on any merger or consolidation of the Company where the Company is not the surviving entity, and on any voluntary dissolution of the Company. In addition, a class of Units or series of Preferred Units has the right to vote on any amendments to the Operating Agreement that adversely affect such class or series in a different way than the other classes or series.

Anticipated Terms of Future Classes of Units

      We have no current plans to issue any Units in any capital raising or acquisition transactions. However, we anticipate creating and issuing Class 2, 3 and 4 Units at some future date. Our management has applied to the Internal Revenue Service for a private letter ruling regarding certain tax consequences in connection with the transactions described in this Proxy Statement, including a ruling that no gain or loss will be recognized by the Members as a result of the designation of the Common Units as Class 1 Units, the conversion of Class 1 Units into Class 2, 3 or 4 Units, or the conversion of the Class 2, 3 or 4 Units into other Classes of the 2, 3 or 4 Units into which they may be convertible. We intend to create additional classes of Units only if we get a positive response from the IRS on the private letter ruling.

      In order to request such a ruling and ensure that the actions to be taken in connection with Proposal 3 would not result in adverse tax consequences to our Members, our management needed to provide to the Internal Revenue Service a description of the expected terms of the Class 2, 3 and 4 Units. Generally, our management expects that the terms of the Class 2, 3 and 4 Units would have the same rights, preferences, privileges and restrictions as the Class 1 Units, except that:

•	each class would have a mandatory distribution right in an amount that is greater than the Class 1 Units’ mandatory distribution right;

•	not all of the classes would have the “put rights” that the Class 1 Units have;

•	not all classes would be convertible into all other classes; and

•	certain classes would not be allocated any share of tax depreciation other than as required by law.

      The anticipated terms of the Class 2, 3 and 4 Units, as well as a flow chart highlighting the anticipated differences between the classes, as presented to the IRS, are attached as Appendix C and Appendix D to this

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Proxy Statement. The final terms of any Class 2, 3 and 4 Units, or other Units, however, would have to be approved by our Board. Accordingly, the terms of the Class 2, 3 and 4 Units, when and if approved by our Board, may be different than those outlined in this Proxy Statement and in the attached Appendixes.

Purposes of Proposal 3

      As we have said in the past, our Members have different economic needs with respect to their Units. Some Members need cash immediately. Others need cash flow on a regular basis. Still other Members need to delay any event that would cause them to pay taxes until they are ready to do so. The purpose of Proposal 3 is to provide the Company and our Members with more flexibility to meet these differing economic needs by allowing our Board to create different classes of Units and then to allow our Members to convert their Units into other Unit classes with features intended to meet these varying needs. If Proposal 3 is approved, for example, the Company could create a class of Units without the put right, but with a higher mandatory distribution amount to better meet the needs of Members whose primary concern is a regular cash flow. In addition, if Proposal 3 passes, our Board could create a class of Units that received a higher mandatory distribution amount, but that also did not receive any allocation of depreciation.

      While not our current intention, Proposal 3 would also maximize our flexibility to issue Units and expand our capital. Although there are no plans in place at this time for the sale or other use of additional Units, the Board believes that the proposed ability to issue undesignated Units with varying economic and other terms will provide us with increased flexibility in generating additional capital to meet our business needs, if necessary. For example, we could issue additional Units instead of or in conjunction with Preferred Units, to raise the capital necessary to meet the cash demands of the put rights or for other business purposes. The proposed revisions to the Operating Agreement will give us additional flexibility, since we currently have this right with respect to Preferred Units.

      The purpose of amending the Operating Agreement to base liquidating distributions on Members’ Percentage Interests, rather than on their the capital accounts, is to ensure that all holders of Units receive the same amount of cash per Unit in the event of a complete liquidation of the Company. Because all Members currently hold identical Units, their capital accounts are the same. But if Proposal 3 is approved and the Company issues Units with varying distributions and allocations in the future, capital accounts will no longer be identical since distributions reduce capital accounts. If liquidating payments were made based on capital accounts, then, the varying capital accounts would mean that Members would not receive the same amount of cash per Unit upon total liquidation. Basing liquidating distributions upon the Members’ Percentage Interests will ensure that in the event of a total liquidation, all Unit holders will receive the same amount of cash per Unit, regardless of the varying terms of the Units or distributions they might have received in the past. The Company believes this method would more fairly allocate liquidating distributions among Members.

Possible Adverse Effects of the Proposal

      Except as limited by the protections discussed above, the Proposal will allow the Board to authorize Units with economic and other terms that might be more favorable than those of the Class 1 Units, which could negatively affect your rights. For example, the Board could issue Units with a right to receive a larger mandatory distribution than you have. The Board could also issue Units that have more than the one vote per Unit, diluting your voting power. However, the holders of Class 1 Units will have the absolute right to convert their Class 1 Units into any classes of Units created before May 30, 2005.

      From time to time, management receives inquiries from other individuals and entities seeking to explore business combinations or other transactions with us. Although Proposal 3 is not being proposed in response to any specific inquiry or proposal, and our Board does not currently intend to issue additional classes of Units for this purpose, the Board’s ability to authorize Units with different economic and other terms could make attempts to obtain control of the Company more difficult.

      As discussed in last year’s proxy statement, our Operating Agreement and Bylaws include additional provisions that could have the effect of discouraging tender offers or takeover attempts, including the grouping of

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our Managers into three groups serving three-year terms, limitations on the amount of Units that can be owned by any person or group, and limitations on a Member’s right to transfer his or her Units.

      The change to basing liquidating distributions on Percentage Interests instead of capital accounts may have adverse tax consequences to Members if any class of Units or Preferred Units is issued that provides for special allocations. The current Operating Agreement complies with the safe harbor provisions of the formal income tax regulations relating to allocations of income and loss. The change to making liquidating distributions based on Percentage Interests does not fit within the safe harbor, and therefore the IRS has the right to question our allocations. Therefore, there is a risk that any special allocations of income or loss established by the Company for a new class of Units or series of Preferred Units may not be recognized by the IRS for tax purposes. In that situation, it is possible that any special allocations in a particular year may have to be reallocated among the Members. If this happened, Members would be required to file amended tax returns, and some Members may owe additional taxes, interest and penalties. For example, if in one year some classes were allocated depreciation to the exclusion of other classes, the classes that were allocated this additional allocation might have to pay additional taxes if the IRS did not recognize the allocation. To minimize this risk, the proposed amendment grants the Company the flexibility to reallocate income or deductions among the Members in a particular year in order to protect any special allocation and to keep the Member’s capital account balances so that the capital accounts will ultimately reflect the distributions based on Percentage Interests should a liquidation of the Company occur. This reallocation would affect other Members of the Company by the Member’s adjusted share of income or loss for such year.

      However, the Company believes this is fair and appropriate because each of the Members can choose to convert the Member’s Class 1 Units if the Member believes that one of the other classes will benefit the Member’s particular circumstances. The Company believes that offering a choice to the Members is appropriate at this time in the Company’s operations.

      While the proposed changes may have certain potential adverse effects, the Board believes that the flexibility and other advantages offered by Proposal 3 outweigh any disadvantages, and that the proposed changes are appropriate. The Board unanimously approved Proposal 3 and agreed to recommend Proposal 3 to the Members.

THE BOARD RECOMMENDS A VOTE “FOR” THE CHANGES TO

THE OPERATING AGREEMENT WITH RESPECT TO OUR
CAPITAL STRUCTURE AS DESCRIBED ABOVE, INCLUDING
THE CONFORMING CHANGES THERETO.

PROPOSAL 4 — INCLUSION OF TRANSFER RESTRICTIONS IN THE

OPERATING AGREEMENT SOLELY BY INCORPORATION BY REFERENCE

Description of Proposal

      Our Units and Preferred Units are subject to a variety of transfer restrictions, including restrictions for the following reasons:

•	if the transfer would violate applicable federal or state securities laws or rules and regulations of the Securities and Exchange Commission, any state securities commission or any other governmental authority with jurisdiction over such transfer;

•	if the transfer would terminate our existence or qualification under Delaware law;

•	if the transfer would cause us to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes; and

•	if the transfer would violate our ownership rules that prevent any person from acquiring 10% or more of the outstanding Units and Preferred Units.

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      The first three limitations are included in our Operating Agreement. The final limitation is included in our Bylaws and in the unit transfer application and transfer agreement (the “Transfer Application”).

      If Proposal 4 is approved, the transfer restrictions would not appear in the Operating Agreement. Instead, the current transfer restrictions would appear in our Bylaws and would be deemed incorporated by reference into the Operating Agreement and approved by the Members. In addition, the Bylaws would be revised to clarify that the Board has the power to impose additional transfer restrictions if it determines, in good faith, that such restrictions are in the best interests of the Company and the Members.

      Proposal 4 will not cause any substantive changes to the Operating Agreement, the current transfer restrictions, or the rights or preferences of any Common Units, Units or Preferred Units.

      If Proposal 4 is approved, the Board will continue to have the ability to impose additional transfer restrictions. Any additional transfer restrictions or new transfer procedures will be included in our Bylaws. Future transfer restrictions are likely to be included in the Transfer Application as well. Both the Transfer Application and the Bylaws, and therefore any transfer restrictions the Board imposes in the future, will be deemed a part of the Operating Agreement. The proposed revised Operating Agreement also provides that any transfer not made in accordance with the Operating Agreement, the Transfer Application and our Bylaws will be null and void.

Purpose of the Proposal

      Since amendments to the Operating Agreement require Member approval, the initial transfer restrictions were included in the Operating Agreement, but transfer restrictions the Board adopted after the date the Company began operation are included in other documents. If Proposal 4 is approved, all transfer restrictions will be included in one document, the Bylaws (though some or all may also be repeated in the Transfer Application), and be automatically considered part of the Operating Agreement without a separate vote of the Members. The Board believes that it will be less confusing to have all applicable transfer restrictions in one location. In addition, Proposal 4 will simplify the Operating Agreement by removing provisions which are more appropriately included in other documents. Finally, the Board believes that it is in the Company’s best interests to have the current transfer restrictions approved by the Members. The Board unanimously approved Proposal 4 and agreed to recommend Proposal 4 to the Members.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL

TO REVISE THE OPERATING AGREEMENT TO INCORPORATE
THE TRANSFER RESTRICTIONS BY REFERENCE.

PROPOSAL 5 — AMEND AND RESTATE THE OPERATING AGREEMENT

Description and Purpose of the Proposal

      Proposal 5 would amend and restate the Operating Agreement to re-order the provisions of the Operating Agreement in a more logical manner, redraft it in “plain English” where possible, conform certain of the provisions regarding tax matters to the Company’s actual practice, eliminate redundancies, and in general make the Operating Agreement more “user-friendly.” The proposed amended and restated Operating Agreement is attached as Appendix A to this Proxy Statement. The Board believes that the proposed revisions will make the Operating Agreement easier to understand, and that the revised order is more logical and provides greater consistency. For example, in the current Operating Agreement, voting provisions appear in several different sections of the document, while in the proposed amended and restated Operating Agreement all voting provisions appears in Article 2. Proposal 5 does not include any material changes to the Operating Agreement. The Board unanimously approved Proposal 5 and agreed to recommend Proposal 5 to the Members.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT

AND RESTATEMENT OF THE OPERATING AGREEMENT.

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REPORT OF THE AUDIT COMMITTEE

      The Board has appointed an Audit Committee consisting of three Managers. Although our Units are not listed on the Nasdaq National Market or the Nasdaq SmallCap Market, each of the Members of our audit committee is independent as defined by the NASD.

      The Board has adopted a written charter for the Audit Committee. A copy of that Charter was included as Appendix B to our proxy statement for our 2002 Annual Meeting.

      The Audit Committee’s job is one of oversight as outlined in its Charter. It is not the duty of the Audit Committee to prepare the Company’s consolidated financial statements, to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s consolidated financial statements and for maintaining internal control. The independent auditors are responsible for auditing the consolidated financial statements and for expressing an opinion as to whether those audited consolidated financial statements fairly present the Company’s financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

      The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and with Deloitte & Touche, LLP (“D&T”), the Company’s independent auditors.

      The Audit Committee has discussed with D&T the matters required to be discussed by Statement on Auditing Standards No. 61.

      The Audit Committee has received from D&T the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee has discussed D&T’s independence with D&T.

      Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

By the Audit Committee:

Frank Deppe (Chairman)
Kenneth J. Horjus
Neal Nieuwenhuis

INFORMATION WITH RESPECT TO THE INDEPENDENT ACCOUNTANTS

      We have chosen D&T to be our accountants for the current year. Representatives of D&T will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

      We incurred fees to D&T of $110,500 for the 2001 annual audit and $138,380 for the 2002 annual audit, which includes the audit of our annual financial statements and the review of our quarterly financial statements.

Audit-Related Fees

      We did not pay any audit-related fees to D&T during 2001 or 2002. Audit-related fees include assurance and related services (i.e. due diligence services) that are traditionally performed by the independent accountants, such as employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services not required by statue or regulation and consultation concerning financial accounting and reporting standards.

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Tax Fees

      We did not incur fees to D&T for any tax services provided by it in 2001 or 2002. Tax services include a review of a company’s tax returns and reserves, and all services provided by the auditor’s tax division not related to the audit, such as tax compliance (preparation of tax returns, claims for refunds, tax payment-planning services), tax planning and tax advice (assistance with tax audits and appeals, tax advice related to mergers and acquisitions or employee benefit plans, requests for rulings or technical advice from taxing authorities).

All Other Fees

      We did not incur fees to D&T for any other services provided by it in 2001 or 2002.

EXECUTIVE COMPENSATION AND OTHER MATTERS

      The table below sets forth all compensation paid to Gayle M. Ing, our Chief Executive Officer and to the next most highly compensated executive officers whose annual compensation exceeded $100,000 during the fiscal year ended December 31, 2002. No other executive officer received aggregate compensation in excess of $100,000 during 2002.

SUMMARY COMPENSATION TABLE

		Annual Compensation
					All Other
Name and Principal Position	Year	Salary		Bonus	Compensation

Gayle M. Ing	2002	$300,000	(1)	N/A	N/A
Chief Executive Officer and President	2001	$225,000	(1)	N/A	N/A
(as of 3/15/01), Secretary and Manager
Brian S. Rein, Chief Operating Officer and	2002	$145,880		$36,750	$5,479	(2)
Director, Property Management	2001	$142,612		$32,388	$5,100	(2)
Cornelius Stam, Chief Financial Officer and	2002	$143,325		$36,750	$5,402	(3)
Director, Property Management	2001	$136,480		$32,388	$5,047	(3)

(1)	We pay a company owned by Ms. Ing and Mr. Vanni $25,000 per month for Ms. Ing’s services.

(2)	Consists of $5,479 and 5,100 in contributions we made to our 401(k) Plan for the executive officer in 2002 and 2001, respectively.

(3)	Consists of $5,402 and 5,047 in contributions we made to our 401(k) Plan for the executive officer in 2002 and 2001, respectively.

Option Grants

      No options were granted to any of our officers or Managers during 2002.

Compensation Committee Interlocks and Insider Participation

      Messrs. Helder, Vanni and Conversano and Mrs. Mol served as Members of the Compensation Committee during 2002.

      Gayle Ing serves as our Chief Executive Officer, President and Secretary pursuant to an agreement with Computer Management Corporation. Computer Management Corporation is owned by Michael W. Vanni, our Chairman of the Board, and Ms. Ing, Mr. Vanni’s wife. Pursuant to this agreement, we pay Computer Management Corporation a fee of $25,000 a month for Ms. Ing’s services. In addition, we are required to maintain at least $10,000,000 of Managers and officers’ insurance coverage and $10,000,000 of liability insurance, naming Ms. Ing as an additional insured. The agreement is subject to termination at will by either party, upon 30 days’ written notice by JCM or 90 days’ written notice by Computer Management Corporation, and will automatically terminate upon the death or permanent disability of Ms. Ing.

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Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      Please see “Compensation Committee Interlocks and Insider Participation” above for information regarding our agreement with Computer Management Corporation, pursuant to which we pay Computer Management Corporation $25,000 per month for the services of Gayle M. Ing as our Chief Executive Officer, President and Secretary. Computer Management Corporation is owned by Ms. Ing and her husband, Michael W. Vanni, our Chairman of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires our executive officers, Managers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Units and our other equity securities. Such executive officers, Managers and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports filed by such reporting persons.

      Based solely on the Company’s review of copies of such reports furnished to the Company and written representations that no other reports were required during fiscal 2002, the Company believes that all Section 16(a) filing requirements applicable to the Company’s executive officers, Managers, and greater than 10% beneficial owners were complied with, except that Brian Rein’s purchase of 2,621 Common Units in June 2002 was not reported timely on Form 4. The required form has since been filed with the SEC.

BOARD COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

      The Company’s policy is to provide its executive officers with compensation based on their individual performance and their contribution to the Company’s overall performance. It is the Company’s objective to offer compensation that is competitive enough to attract, retain and motivate the skilled individuals the Company needs to operate its business. To that end, each executive officer’s overall compensation consists of both a base salary and an annual cash bonus. It is the responsibility of the Compensation Committee to exercise the power and authority of the board with respect to executive officers’ compensation.

      Base Salary — Pursuant to the Company’s current compensation policy, initial base salaries for positions within the Company, including executive officer positions, are determined by reviewing salaries yearly. The review is based on but not limited to the executive officer’s performance and the Company’s overall performance during the previous year.

      Executive officers are also reviewed for a discretionary bonus based on their performance during the previous year and the Company’s overall performance during that year.

      The Compensation Committee met in October 2002 and reviewed the Company’s compensation for executive officers. The Compensation Committee determined to make no base salary changes and to make no discretionary bonuses or other incentives at this time.

      CEO Compensation — It is the responsibility of the Company’s Compensation Committee to exercise the power and authority of the Board with respect to the compensation of our CEO. However, the entire Board approved the current agreement with Computer Management Corporation for the services of Gayle M. Ing, our CEO, President, and Secretary.

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      Pursuant to the Company’s agreement with Computer Management Corporation discussed above under “Compensation Committee Interlocks and Insider Participation,” the Company pays Computer Management Corporation $25,000 per month for the services of our CEO. This arrangement was renewed during 2002 with only a modification to conform the insurance provisions to the Company’s actual insurance coverage. The Board’s basis for renewing the agreement was based on its satisfaction with Ms. Ing’s performance.

By the Compensation Committee:

Marvin J. Helder (Chairman)
Michael Vanni
Henry Conversano
Lois B. Mol

STOCK PRICE PERFORMANCE PRESENTATION

      Our Common Units do not trade publicly. Therefore, the price performance of our Common Units cannot be compared with the stock or other units of equity ownership of similar companies.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the year ended December 31, 2002 JCM Partners paid $121,560 for landscaping services to a company that is owned by a relative of Brian Rein, our Chief Operating Officer and Director, Property Management.

      See “Committee Compensation Interlocks and Insider Participation” and “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” above for information regarding our agreement with Computer Management Corporation.

OTHER BUSINESS

      We do not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

ANNUAL REPORTS

      We have mailed to each person being solicited by the Proxy Statement a copy of our annual report on Form 10-K for the year ended December 31, 2002 (as filed with the SEC, including the financial statements thereto). We will provide without charge to each person being solicited by the Proxy Statement, upon the written request of such person, additional copies of our Form 10-K. Please direct all such requests to: Secretary, JCM Partners, LLC, P.O. Box 3000, Concord, CA 94522-3000. The Form 10-K is not part of these solicitation materials.

UNIT HOLDER PROPOSALS

      The Annual Meeting of Members for the year ending December 31, 2003 is expected to be held in June 2004 (the “Next Annual Meeting”). We must receive all proposals intended to be presented at the Next Annual Meeting at our mailing address, which is P.O. Box 3000, Concord, CA 94522-3000, Attention: Secretary, not later than January 20, 2004, 2003 to receive consideration for inclusion in the proxy statement and form of proxy related to that meeting.

21

      Pursuant to the proxy rules under the 1934 Act, Members are notified that notice of any Unit holder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Next Annual Meeting must be submitted between February 25, 2004 and March 27, 2004 in order to be considered timely. As to all such matters which we do not have notice on or prior to that date, discretionary authority to vote on such proposal shall be granted to the persons designated in our proxy related to the Next Annual Meeting.

By Order of the Board of Managers,

Michael W. Vanni
Chairman

May 19, 2003

22

Appendix A

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY
AGREEMENT, AS AMENDED,
OF
JCM PARTNERS, LLC
(a Delaware limited liability company)
(Amended and Restated as of June 25, 2003)

Including the Bylaws, Transfer Application and Certificate of Designations for the Class 1 Units, as exhibits thereto.

OPERATING AGREEMENT OF JCM PARTNERS, LLC

(a Delaware limited liability company)

(Amended and Restated as of June 25, 2003)

TABLE OF CONTENTS

ARTICLE 1: THE COMPANY				2
1.1	Formation			2
1.2	Issuance to Initial Members			2
	1.2.1	Issuance of Membership Interests		2
	1.2.2	Approval of Contribution Agreements		2
1.3	Organizational Documents			2
	1.3.1	Certificate		2
	1.3.2	Bylaws		3
1.4	Effectiveness of this Agreement			3
	1.4.1	Member		3
	1.4.2	Assignee		3
	1.4.3	Pursuant to Section 18-101(7)(a) of the Act		3
1.5	Company Name			4
1.6	Authorized Persons			4
1.7	Principal Place of Business			4
1.8	Registered Office and Registered Agent			4
1.9	Purposes			4
1.10	Powers			4
ARTICLE 2: CAPITALIZATION AND VOTING				5
2.1	Capitalization			5
	2.1.1	Membership Interests		5
		2.1.1.1	Unit	5
		2.1.1.2	Preferred Unit	5
		2.2.2.3	Unit Holder	5
	2.1.2	Classes of Units and Preferred Units		5
	2.1.3	Authority to Issue Units and Preferred Units		5
	2.1.4	Protective Provisions for the Preferred Units and Units		6
		2.1.4.1	Protective Provisions for Preferred Units	6
		2.1.4.2	Protective Provisions for Units	6
	2.1.5	Creation of Class 1 Certificate of Designations		8
	2.1.6	Creation of Other Certificates of Designations		8
	2.1.7	Splits and Reverse Splits		8
	2.1.8	Status of Repurchased or Redeemed Units or Preferred Units		8
2.2	Member Voting			8
	2.2.1	Member Voting Rights		8
		2.2.1.1	Election of Managers	9
		2.2.1.2	Variable Board Size	9
		2.2.1.3	Amendments	9
		2.2.1.4	Special Meeting	9
		2.2.1.5	Annual Meeting	9
		2.2.1.6	Mergers, Consolidation and Dissolution	9
		2.2.1.7	Other Matters Approved by the Board of Managers	9
		2.2.1.8	Class Voting	9
	2.2.2	Class Voting for the Units and Preferred Units		9
		2.2.2.1	Mergers or Consolidation; Dissolution	10
		2.2.2.2	Certificate of Designations	10
		2.2.2.3	Preferred Units	10
		2.2.2.4	Units	10
		2.2.2.5	Required by Law	10
	2.2.3	Separate Vote by Class or Series		10
2.3	Voting Rules			10
	2.3.1	Voting in General		10

	2.3.2	Annual and Special Meetings		11
	2.3.3	Determining a Quorum		11
	2.3.4	Required Vote		11
	2.3.5	Voting by Subsidiaries		11
	2.3.6	Cumulative Voting for Managers and Removal of Managers		12
	2.3.7	Assignee Voting		12
ARTICLE 3: MANAGERS AND OFFICERS				13
3.1	Board of Managers			13
3.2	Number and Term of Office of Managers			13
	3.2.1	Size of Board		13
	3.2.2	Election of Managers		13
	3.2.3	Term of Office and Vacancies		13
	3.2.4	Groups of Managers		13
3.3	Authority of Board of Managers			14
3.4	General Powers of Managers			14
3.5	Reimbursement of Expenses			15
3.6	Interested Transactions			15
3.7	Officers			15
3.8	Amendment and Interpretation of Bylaws, Certificates of Designations and Agreement			15
ARTICLE 4: DISTRIBUTIONS				17
4.1	Additional Distributions			17
4.2	Allocation of Additional Distributions			17
4.3	Distributions Relating to Liquidation Events			17
4.4	Priority			18
4.5	Withholding			18
ARTICLE 5: DISSOLUTION, LIQUIDATION AND TERMINATION				19
5.1	Dissolution			19
	5.1.1	Events of Dissolution		19
	5.1.2	Effective Date		19
5.2	Application of Assets			19
5.3	Gain or Losses in Process of Liquidation			19
5.4	Procedural and Other Matters			20
	5.4.1	Winding Up Company Affairs		20
	5.4.2	Cancellation of Certificate		20
ARTICLE 6: TRANSFERS OF INTERESTS				21
6.1	Transfer Application			21
6.2	Transfer Instructions			21
6.3	Transfers Restrictions			21
ARTICLE 7: TAX MATTERS AND ALLOCATIONS				22
7.1	Certain Definitions			22
	7.1.1	Treasury Regulations		22
	7.1.2	Capital Contribution		22
	7.1.3	Book Value		22
	7.1.4	Depreciation		22
	7.1.5	Book Gain or Book Loss		23
	7.1.6	Percentage Interest		23
	7.1.7	Profit and Loss		23
7.2	Maintenance of Capital Accounts			23
7.3	Transfer of Capital Accounts			23
7.4	Allocations			24
	7.4.1	Allocation Procedures		24
	7.4.2	Allocations of Profits and Losses		24
		7.4.2.1	Losses	24

		7.4.2.2	Profits	24
		7.4.2.3	Items of Income or Loss	24
		7.4.2.4	Special and Regulatory Allocations	25
	7.4.3	Rights of Units or Preferred Units		26
7.5	Tax Matters Partner			26
	7.5.1	General Authority		26
	7.5.2	Term of Office		26
	7.5.3	Indemnity		26
	7.5.4	Tax Matter Partner Additional Responsibilities		27
ARTICLE 8: LIMITATIONS ON LIABILITY AND INDEMNIFICATION				28
8.1	Limited Liability and Contributions of Members			28
	8.1.1	Limited Liability		28
	8.1.2	Capital Contribution		28
8.2	Limitations of Liability and Indemnity of Managers and Officers; Insurance			28
	8.2.1	Limited Liability of Managers and Officers		28
	8.2.2	Indemnification		28
	8.2.3	Insurance Coverage		29
8.3	No Adverse Modification of Indemnity			29
ARTICLE 9: MISCELLANEOUS PROVISIONS				30
9.1	Notices			30
9.2	Binding Provisions			30
9.3	Appointment of Attorney-In-Fact			30
	9.3.1	Appointment		30
	9.3.2	Irrevocable Power of Attorney		31
	9.3.3	Presumption of Authority		31
9.4	Waiver			31
9.5	Applicable Law			31
9.6	Severability of Provisions			31
9.7	Headings			32
9.8	Further Assurances			32
9.9	Counterparts			32
9.10	Entire Agreement			32
9.11	Arbitration			32
9.12	Certain Definitions			32
	9.12.1	Affiliate		32
	9.12.2	Cash		33
	9.12.3	Consent		33
	9.12.4	Entity		33
	9.12.5	Person		33
9.13	Amendment			33
EXHIBIT A: CERTIFICATE OF FORMATION
EXHIBIT B: THIRD RESTATED BYLAWS OF THE COMPANY As of June 25, 2003
EXHIBIT C: FORM OF TRANSFER APPLICATION
EXHIBIT D-1: CERTIFICATE OF DESIGNATIONS FOR THE CLASS 1 UNITS
INDEX

OPERATING AGREEMENT OF JCM PARTNERS, LLC

(a Delaware limited liability company)

(Amended and Restated as of June 25, 2003)

This Amended and Restated Limited Liability Company Agreement of JCM Partners, LLC, a Delaware limited liability company (the “Company”), dated as of June 25, 2003, as amended from time to time as herein provided (“Agreement,” “Operating Agreement” or “Amended and Restated Agreement”) is entered into by and among the Members (see 1.4.1) and those Persons (see 9.12.5) thereafter who become Members, and all Persons who become a party to this Agreement in accordance with Section 1.4.3. This Agreement amends and restates the Restated Limited Liability Company Agreement, dated as of August 1, 2002. This Agreement as originally entered into on June 30, 2000 (the “Effective Date”) is referred to herein as the “Original Agreement.”

In consideration of the mutual covenants and obligations set forth in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement, intending to be bound legally, hereby agree as follows:

[Intentionally Left Blank]

I.     ARTICLE 1: THE COMPANY

1.1	Formation

Pursuant to the Order filed on June 2, 2000, with the United States Bankruptcy Court for the Eastern District of California (the “Court”) which confirmed the IRM Corporation’s Amended Joint Plan of Reorganization dated May 9, 2000 (the “Order”), those Persons who received Membership Interests (see 2.1.1) in the Company on the Effective Date (the “Initial Members”) formed the Company as a limited liability company under the provisions of the Delaware Limited Liability Company Act (the “Act”), under the terms and conditions set forth in the Original Agreement.

1.2	Issuance to Initial Members

1.2.1	Issuance of Membership Interests

On the Effective Date, the Company issued Membership Interests to the Initial Members in exchange for the receipt of the properties identified in those agreements, including, without limitation, the merger agreements and transfer documents referenced in the Order, pursuant to which the Company was capitalized (“Contribution Agreements”). The initial Capital Account (see 7.2) for each Initial Member was deemed to be equal to the agreed upon value of the Membership Interests issued to each Member on the Effective Date. The number of Units or Preferred Units of each class issued to the Initial Members was pursuant to the Order and the Contribution Agreements. Each of the Initial Members was automatically and without any further act admitted as a Member of the Company on the Effective Date.

1.2.2	Approval of Contribution Agreements

Pursuant to Section 18-209(b) of the Act, the terms and conditions contained in the Contribution Agreements were deemed approved and the Company was authorized and empowered to execute, perform and consummate the transactions contemplated therein without any further approval or Consent (see 9.12.3) from the Members or the Board of Managers (see 3.1). The principal terms of the Original Agreement and the Contribution Agreements were approved by the Court in connection with the Order.

1.3	Organizational Documents

The rights and liabilities of the Members shall be as provided under the Act, this Agreement, the Certificate (see 1.3.1), the Bylaws (see 1.3.2), Certificates of Designation (see 2.1.5 and 2.1.6) and the Transfer Application (see 6.1), each of which is deemed part of this Agreement.

1.3.1	Certificate

“Certificate” means the “Certificate of Formation” of the Company (see Exhibit A), as originally filed with the office of the Delaware Secretary of State, as amended from time to time.

1.3.2	Bylaws

“Bylaws” means the Third Restated Bylaws (amended as of June 25, 2003) of the Company (see Exhibit B), as amended from time to time by the Board of Managers, governing various aspects of the operation of the Company and the rights and obligations of its Members, Board of Managers, officers and agents. All provisions of the Bylaws not inconsistent with law or this Agreement shall be valid and binding.

1.4	Effectiveness of this Agreement

This Agreement shall govern the operations of the Company and the rights and restrictions applicable to the Members and Assignees (see 1.4.2), to the extent permitted by law.

1.4.1	Member

“Member” means, unless the context otherwise requires:

1.4.1.1	each Initial Member;

1.4.1.2	each Person admitted as a Member of the Company pursuant to Article 6 in place of and with all the rights of a Member and who is shown as a Member on the books and records of the Company in accordance with the terms of this Agreement (“Substituted Member”);

1.4.1.3	each Person admitted to the Company as a Member pursuant to Section 2.1.3 and who is shown as such on the books and records of the Company as a Unit Holder pursuant to the terms of this Agreement (“Additional Member”); and

1.4.1.4	for purposes of Article 7 (Tax Matters and Allocations), Article 4 (Distributions) and the Lender Ownership Limits in the Bylaws, and the inclusion or exclusion of such other sections of this Agreement as the Board of Managers may from time to time determine, each Assignee.

1.4.2	Assignee

“Assignee” means a Person to whom one or more Membership Interests have been transferred in a manner permitted under this Agreement and who has executed and delivered a Transfer Application to the Company as required by this Agreement, but who has not been admitted as a Substituted Member. However, an existing Member who converts Units or Preferred Units shall remain a Member and shall not become an Assignee.

1.4.3	Pursuant to Section 18-101(7)(a) of the Act

1.4.3.1	all Initial Members and Additional Members shall be bound by the provisions of this Agreement;

1.4.3.2	each Person to whom Units or Preferred Units are Transferred by a Member, or successor in interest (“Transferee”) shall be bound by the provisions of this Agreement and shall be admitted as an Assignee upon full compliance with the transfer provisions of Article 6; and

1.4.3.3	each such Assignee who is admitted as a Substituted Member shall have all the rights, duties and obligations of a Member.

     1.5              Company Name

The name of the Company is “JCM Partners, LLC.” The business of the Company shall be conducted under such name or such other names as the Board of Managers may later determine.

     1.6              Authorized Persons

The Chief Executive Officer, and any other Person designated by the Board of Managers, shall be an “Authorized Person” within the meaning of the Act and is hereby authorized to execute, file and record all such certificates and documents, including amendments to the Certificate, and to do such other acts as may be appropriate to comply with all requirements for the formation, continuation, and operation of a limited liability company, the ownership of property, and the conduct of business under the laws of the State of Delaware and any other jurisdiction in which the Company may own property or conduct business.

     1.7              Principal Place of Business

The principal place of business of the Company shall be located at 2151 Salvio Street, Suite 325, Concord, CA 94520, or at such other location determined by the Board of Managers. The principal business office, as well as the registered office and the registered agent, of the Company may be changed by the Board of Managers at any time in accordance with the then applicable provisions of the Act and any other applicable laws, as well as the terms and conditions of this Agreement.

     1.8              Registered Office and Registered Agent

The street address of the initial Registered Office of the Company and the Company’s Registered Agent shall be as set forth in the Certificate.

     1.9              Purposes

The purposes of the Company are:

1.9.1	to own, exchange, manage, sell and dispose of properties and to distribute the excess proceeds from such dispositions to the Members or to reinvest such excess proceeds funds in any type of investment;

1.9.2	to engage in any other activities relating to, and compatible with, the purposes set forth above; and

1.9.3	to take such other actions, or do such other things, as are necessary or appropriate as determined by the Board of Managers to carry out the provisions of this Agreement.

     1.10            Powers

Subject to all of the provisions of this Agreement, the Company is authorized to do such things and engage in such activities as may be necessary, convenient or advisable with respect to the conduct of the business of the Company, and shall have all of the other powers and rights conferred upon limited liability companies formed pursuant to the Act. The Company’s powers shall be interpreted broadly.

II.     ARTICLE 2: CAPITALIZATION AND VOTING

2.1	Capitalization

Notwithstanding any other provisions of this Agreement, the Board of Managers may amend this Agreement to the extent required to allow the Board of Managers to exercise the powers granted to it by this section.

2.1.1	Membership Interests

The ownership interest of a Member or Assignee in the Company is referred to as a “Membership Interest” and may consist of any combination of Units (see 2.1.1.1) or Preferred Units (see 2.1.1.2), and includes all rights and obligations specified in this Agreement and any Certificates of Designations.

2.1.1.1	Unit

“Unit” means a fractional part of all Membership Interests and having the rights and obligations specified with respect to the Units in this Agreement and in the Certificate of Designations creating such class of Units. A Unit shall not mean a Preferred Unit.

2.1.1.2	Preferred Unit

“Preferred Unit” means a fractional part of all Membership Interests and having the rights and obligations specified with respect to Preferred Units in this Agreement (or, in the Original Agreement, with respect to the Preferred Units described in Section 1.2.1) and in the Certificate of Designations creating such series of Preferred Units. A Preferred Unit shall not mean a Unit.

2.2.2.3	Unit Holder

“Unit Holder” means a Person who holds Units or Preferred Units and shall have the same meaning as the words Member, Substituted Member and Assignee when applicable.

2.1.2	Classes of Units and Preferred Units

The Company shall have the authority to issue a total of three hundred million (300,000,000) Units and Preferred Units, as follows:

2.1.2.1	Up to twenty-five million (25,000,000) may be designated by the Board of Managers as Preferred Units, and

2.1.2.2	All remaining amounts not then designated as Preferred Units shall be authorized for issuance as Units.

2.1.3	Authority to Issue Units and Preferred Units

2.1.3.1	Subject to the conditions in this section, the Board of Managers may issue authorized, but unissued Units or non-designated Preferred Units in one or more classes or series as the Board of Managers may determine from time to time for such consideration and under such circumstances as the Board of Managers may approve. In addition, the Board of Managers is authorized to fix the number of any class (or series within a class) of Units or of any series of Preferred Units and to determine the designation of such classes or series, except that:

(a)	the issuance of Units to officers, directors, employees, or agents of the Company for compensatory or incentive-based performance shall be limited as set forth in Section 2.1.3.2, and

(b)	the Class 1 Units shall be designated as set forth in Section 2.1.5.

2.1.3.2	The Board of Managers may in its sole discretion and without the Consent of Members cause the Company to issue additional Units to officers, directors, employees, or agents of the Company for compensatory or incentive-based performance, including, without limitation, the issuance of Units pursuant to options, rights, warrants or appreciation rights. However, the aggregate number of Units issued for such purposes shall not exceed one percent (1%) of the number of Units issued to the Initial Members on the Effective Date, as such number may be appropriately adjusted to account for splits or reverse splits of Units.

2.1.4	Protective Provisions for the Preferred Units and Units

Subject to the Protective Provisions for the Preferred Units (see 2.1.4.1) and the Protective Provisions for the Units (see 2.1.4.2), the Board of Managers has the power, in its sole discretion, to establish the rights, privileges, preferences and restrictions of any series of Preferred Units or class of Units as subordinate to, equal with or senior to (including, without limitation, provisions with respect to voting rights; convertibility; allocations of Profits and Losses (see 7.1.7); distributions of all kinds, including upon dissolution, liquidation, or winding-up of the Company; and redemption) any present or future series of Preferred Units or class of Units.

2.1.4.1	Protective Provisions for Preferred Units

“Protective Provisions for Preferred Units” means, with respect to any series of Preferred Units that may come into existence, those explicit terms set forth in the applicable Certificate of Designations (see 2.1.6) as having a priority or other special treatment in relation to the Units or any other series of Preferred Units in existence or created in the future.

2.1.4.2	Protective Provisions for Units

“Protective Provisions for Units” means with respect to any class of Units the following:

(a)	Subject to the authority of the Tax Matters Partner (see 7.5) to make allocations necessary to comply with the Treasury Regulations (see 7.1.1), no class of Units may be created with a right to receive any special allocations within the meaning of Section 704(b) of the Internal Revenue Code of 1986, as amended (the “Code”) to the material detriment of any class of Units that may be in existence;

(b)	No class of Units or series of Preferred Units may be created with a right to receive Mandatory Distributions prior to any other class of Units that may be in existence. “Mandatory Distributions” means distributions required to be paid to one or more classes of Units or any series of Preferred Units before the payment of any Additional Distribution (see 4.1) as more fully described in the applicable Certificate of Designations for the class of Units or series of Preferred Units. Notwithstanding the prior sentence, classes of Units or series of Preferred Units may be created with a right to receive Mandatory Distributions in an amount less than, equal to or greater than another class of Units, provided that if there is a shortfall in the Company’s ability to pay such distributions when due to all classes of Units:

(1)	all classes of Units entitled to receive Mandatory Distributions shall share in such shortfall on a pro rata basis, unless a class has received a lower priority in its Certificate of Designations; and

(2)	no Preferred Units shall receive any distributions until such shortfall has been paid in full;

(c)	The Board of Managers may declare Additional Distributions for Units on a class-by-class basis, provided that no class of Units may receive an Additional Distribution that is double the Additional Distribution declared for any other class of Units on a per Unit annualized basis. For example, if Classes 1, 2, 3 and 4 are outstanding, the Board of Managers may declare an Additional Distribution of $0.04 per unit payable to the Class 2 and Class 4 holders, provided that the Board of Managers also declares an Additional Distribution payable to the Class 1 and Class 3 holders of at least $0.02 per unit;

(d)	No class of Units may be created with a right to receive a priority in payment upon the liquidation or dissolution of the Company over any other classes of Units that may be in existence;

(e)	No class of Units may be created with a right to be redeemed earlier than June 30, 2007;

(f)	The voting rights applicable to any class of Units in Sections 2.2.2 and 2.2.3; and

(g)	The terms set forth in the Certificate of Designations (see 2.1.5 and 2.1.6) for any class of Units that specify a priority or special treatment with respect to any other class of Units or Preferred Units, provided that such priority or other special treatment is not prohibited by the Protective Provisions for the Units or Protective Provisions for the Preferred Units.

2.1.4.3	If there is a conflict between the Protective Provisions for the Units and the Protective Provisions for the Preferred Units, the conflict shall be resolved in the manner most favorable to the Units. If there is a conflict between classes of Units, the conflict shall be resolved in the manner most favorable to the earliest class of Units that was created. The Certificate of Designations creating any class of Units may specifically waive one or more of the Protective Provisions for the benefit of that class (e.g. a class of Units could be created as non-voting).

2.1.5	Creation of Class 1 Certificate of Designations

Attached to this Agreement as Exhibit D-1 is the Certificate of Designations for the Class 1 Units. As of the date of this Agreement, the existing Common Units of the Company shall be automatically redesignated as Class 1 Units on a 1:1 basis. All Unit Holders as of the date of this Agreement are deemed to hold Class 1 Units, until such time as they have been converted to any future class of Units or Preferred Units as permitted by the Certificate of Designations for the Class 1 Units, the Transfer Application, the Bylaws, Article 6 of this Agreement and applicable law.

2.1.6	Creation of Other Certificates of Designations

Except for the Certificate of Designations for the Class 1 Units, the Board of Managers shall create each class of Units or series of Preferred Units by approving a Certificate of Designations that sets forth the terms of the class of Units or series of Preferred Units. Upon the proper approval by the Board of Managers and execution of the Certificate of Designations by the Chief Executive Officer, this Agreement shall automatically be deemed amended to give effect to the terms set forth in the Certificate of Designations. Each Certificate of Designations shall be an exhibit to this Agreement, with the Certificate of Designations for the Class 1 Units identified as Exhibit D-1. The next created Certificate of Designations shall be identified as Exhibits D-2, D-3, etc.

2.1.7	Splits and Reverse Splits

Subject to any protective provisions set forth in this Agreement or in any Certificate of Designations, the Board of Managers may effect a split or reverse split of any class of Units or any series of Preferred Units, by adopting a resolution to that effect. If the Board of Managers determines that it is desirable to make any filings in order to reference the existence of such a split or reverse split, the Board of Managers may cause such filings to be made. These filings may take the form of amendments to the Certificate. Unless specifically required by the Act, no approval or Consent of any Member shall be required in connection with the making of such filing.

2.1.8	Status of Repurchased or Redeemed Units or Preferred Units

Except as set forth in the Certificate of Designations, any Units or Preferred Units redeemed or repurchased by the Company shall be deemed cancelled and shall be returned to the status of authorized but unissued. Units or Preferred Units repurchased by a subsidiary of the Company shall not be deemed cancelled, shall remain outstanding and shall be voted in accordance with Section 2.3.5.

2.2	Member Voting

2.2.1	Member Voting Rights

Notwithstanding any other provision of this Agreement, except as specifically granted in a Certificate of Designations, Members shall only have the right to vote on the following matters:

2.2.1.1	Election of Managers

The election and removal of Managers in accordance with Section 2.3.6 and Article 3;

2.2.1.2	Variable Board Size

A change in the Variable Board Size after the prior approval of the Board of Managers in accordance with Section 3.2.1.2;

2.2.1.3	Amendments

Any amendment of this Agreement, other than those provisions of the Agreement which may be modified by the Board of Managers alone, either by direct amendment of the Agreement, the Bylaws, the Transfer Application or the issuance of Certificate of Designations creating a new class of Units or series of Preferred Units, or otherwise;

2.2.1.4	Special Meeting

Any matter presented at a special meeting of Members called upon the written request of holders of at least ten percent (10%) of the outstanding Units and Preferred Units counted as one group;

2.2.1.5	Annual Meeting

Any Unit Holder proposal presented in connection with the Company’s annual meeting of Members, as permitted by the Bylaws and applicable law;

2.2.1.6	Mergers, Consolidation and Dissolution

As set forth in Section 2.2.2.1, any merger or consolidation of the Company where the Company is not the surviving Entity, or any voluntary dissolution of the Company, provided that such merger, consolidation or voluntary dissolution has received the approval of the Board of Managers. In connection with any such merger or consolidation, the Company may implement procedures for appraisal rights for dissenting Members, and if so provided in a merger or consolidation agreement, may contain any provisions reasonably determined by the Board of Managers;

2.2.1.7	Other Matters Approved by the Board of Managers

Any other matters submitted to a vote of the Members by the Board of Managers; and

2.2.1.8	Class Voting

Any additional class voting rights granted the holders of Units or Preferred Units in Sections 2.2.2 and 2.2.3.

2.2.2	Class Voting for the Units and Preferred Units

The Units and Preferred Units each have the right to vote as separate classes as set forth below:

2.2.2.1	Mergers or Consolidation; Dissolution

The Units and Preferred Units each have the right to vote as separate classes on any merger or consolidation of the Company where the Company is not the surviving Entity (see 9.12.4) or the dissolution of the Company (except under Sections 5.1.1.2 and 5.1.1.3), provided that any such act must first receive the approval of the Board of Managers;

2.2.2.2	Certificate of Designations

The Units or Preferred Units each have a separate class vote where specifically granted the right to vote on a matter as a separate class in the Certificate of Designations creating such class or series;

2.2.2.3	Preferred Units

After approval by the Board of Managers, a series of Preferred Units shall have the exclusive right to vote on any amendments of this Agreement under Section 2.2.1.3 that affect the rights of that series of Preferred Units in Section 2.2.2.1 or affect any separate class voting or other rights in any applicable Certificate of Designations which have been granted to that series of Preferred Units;

2.2.2.4	Units

The Units as a separate class shall have the right to vote on any amendments of this Agreement under Section 2.2.1.3 that either affect the rights of the Units in Section 2.2.2.1 or affect the Protective Provisions for the Units. Members that are holders of Preferred Units or holders of the Units whose rights are not affected by such amendment shall not have any voting rights on such amendment; and

2.2.2.5	Required by Law

Any class or series of Units or Preferred Units shall have the right to vote as a separate class or series on any amendments or modifications of this Agreement where required by the Act or applicable law.

2.2.3	Separate Vote by Class or Series

Where the Units or Preferred Units are entitled to vote on an amendment in Section 2.2.2 and a class of Units or series of Preferred Units would be adversely affected by such amendment in a different manner than other classes of Units or series of Preferred Units, then such class or series that is adversely affected in a different manner shall have the additional right to vote as a separate class on such matter.

2.3	Voting Rules

2.3.1	Voting in General

Except as set forth in Sections 2.2.2 or 2.2.3, all Units and Preferred Units shall vote together as one group. Subject to this Agreement, the Bylaws and actions taken by the Board of Managers and except as set forth in any applicable Certificate of Designations, Members shall be entitled to one vote for each Unit or Preferred Unit held by such Member on each matter on which the Units or Preferred Units are entitled to vote.

2.3.2	Annual and Special Meetings

The annual meeting of the Unit Holders, for the election of Managers and for the transaction of such other business as properly may come before such meeting, shall be held in accordance with the Bylaws. The Bylaws shall govern matters relating to, among other things, annual and special meetings, notices, waivers of notice, adjournments, proxies, written consents, procedures, and telephonic meetings, to the extent not inconsistent with this Agreement.

2.3.3	Determining a Quorum

For purposes of this Agreement, in order for a meeting of Members to be considered duly held with regard to a particular question, a quorum of more than fifty percent (50%) in interest of the Units and/or Preferred Units which are entitled to vote at such meeting on the particular question must be present in person or by proxy.

2.3.4	Required Vote

Except as otherwise set forth in a Certificate of Designations or required by law:

2.3.4.1	If the Board of Managers first approves any action as to which Consent of Members is required, such Consent shall be deemed obtained

(i)	if a majority, or a greater percentage as specified in the Agreement or Bylaws, of the Units or Preferred Units entitled to vote on such action and who are present in person or by proxy at a duly called and held meeting, vote to approve it at a meeting duly called and held, or

(ii)	if written Consents are executed in lieu of a meeting, by a majority, or a greater percentage as specified in the Agreement or Bylaws, of the outstanding Units or Preferred Units entitled to vote thereon, then an action shall be deemed approved upon receipt by the Secretary of the Company of such executed written Consents

2.3.4.2	If an action is not first approved by the Board of Managers, then on any action to which Consent of Members is required, such Consent shall be deemed obtained only if a majority, or a greater percentage as specified in the Agreement or Bylaws, of the outstanding Units or Preferred Units entitled to vote on such action, vote to approve such action at a duly called and held meeting. In such cases, approval may not occur by written consent.

2.3.4.3	Notwithstanding the above, any vote under Section 2.2.2.1 or any amendment to Section 2.2.2.1 shall require the affirmative Consent of a majority of each of the outstanding Units and Preferred Units entitled to vote.

2.3.4.4	Notwithstanding this section, Section 2.3.6 shall control the removal of Managers.

2.3.5	Voting by Subsidiaries

A “Subsidiary” of the Company shall mean any legal Entity of which the Company owns fifty percent (50%) or more of the ownership interest. On any issue on which

Members are entitled to vote, the Company shall cause any Units or Preferred Units of the Company owned by any Subsidiary to be voted in the same proportion for and against any proposition as Units or Preferred Units held by Members who are not subsidiaries of the Company are voted for and against that proposition, without regard to abstentions. The Company shall not allow Units or Preferred Units owned by any Subsidiary to be voted with respect to the election of Managers.

2.3.6	Cumulative Voting for Managers and Removal of Managers

2.3.6.1	A Unit Holder shall be entitled to cumulate votes either by giving one candidate for the office of Manager a number of votes equal to the number of Managers to be elected by that class of Unit Holders multiplied by the number of votes to which that Unit Holder’s Units or Preferred Units are normally entitled, or by distributing the Unit Holder’s votes on the same principle among as many candidates as the Unit Holder thinks fit, providing the Unit Holder has given notice at least ten (10) days prior to the voting of the Unit Holder’s intention to cumulate the Unit Holder’s votes. If any one Unit Holder has given such a notice, then every Unit Holder entitled to vote may cumulate votes for candidates in nomination.

2.3.6.2	The candidates receiving the highest number of affirmative votes, up to the number of Managers to be elected, shall be elected. Votes against any candidate and votes withheld shall have no legal effect.

2.3.6.3	Cumulative voting shall not be required or allowed for any other matter voted upon by the Unit Holders other than the election or removal of Managers.

2.3.6.4	Managers may only be removed by the Members and the Board of Managers as set forth in Section 3.11 of the Bylaws, provided further that a Manager may not be removed by the Members, if the votes against the Manager’s removal would be sufficient to elect such Manager if such votes were voted cumulatively at a meeting where all Managers in that Manager’s group of Managers were being elected.

2.3.6.5	Managers may not be elected by written consent and, instead, may be elected only by a vote at a meeting of Members, except that pursuant to Section 3.2.3, the Board of Managers may fill a vacancy by written consent.

2.3.7	Assignee Voting

The voting rights attributable to Membership Interests held by Assignees shall be governed by the Bylaws.

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III. ARTICLE 3: MANAGERS AND OFFICERS

3.1	Board of Managers

Except as may otherwise be provided by the Act or by this Agreement, the property, affairs and business of the Company shall be managed by a board on which all of the Company’s Managers sit in their capacities as Managers (“Board of Managers”). “Managers” mean those individuals serving on the Board of Managers of the Company, including successor or additional Managers duly elected in accordance with the terms of this Agreement.

3.2	Number and Term of Office of Managers

3.2.1	Size of Board

The number of seats constituting the entire Board of Managers shall be at least seven (7) (the “Minimum Size”), and no more than thirteen (13) (the “Maximum Size”). The range from the Minimum Size to the Maximum Size is referred to as the “Variable Board Size.” The size of the Board of Managers at any particular time shall be referred to as the “Whole Board.” The size of the Whole Board is currently ten (10). The Board of Managers may, by a resolution, change the number of seats constituting the Whole Board to any number of seats within the Variable Board Size. The Variable Board Size may only be changed if:

3.2.1.1	the change has first been approved by a resolution of a majority of the Whole Board, and

3.2.1.2	the change has been approved by the Unit Holders.

3.2.2	Election of Managers

The Chief Executive Officer (the “CEO”) shall sit as a Manager and occupy one of the seats on the Board of Managers, but shall be subject to removal and replacement solely by the Board of Managers with or without cause, subject to the rights of the CEO under a contract of employment or management services agreement. The remaining Managers shall be elected by the Members (except as necessary to fill vacancies) and are referred to herein as the "Elected Managers.”

3.2.3	Term of Office and Vacancies

Each Manager shall hold office until his or her successor has been duly elected and qualified, or until his or her death, resignation, or removal. Any vacancies on the Board of Managers may be filled only by a majority of the Board of Managers then in office.

3.2.4	Groups of Managers

The Elected Managers shall be divided into three (3) groups with respect to their term of office. Each group of Elected Managers shall contain as near as possible one-third (1/3) of the Elected Managers. From May 22, 2002 (the “Group Term Effective Date”), the Elected Managers shall consist of the following groups, who shall serve for the following terms:

GROUP	INITIAL TERM	SUBSEQUENT TERMS

Group 1	From the Group Term Effective Date until the annual meeting of the Members in 2003 (i.e., for a one-year initial term).	After their initial term, the Group 1 Managers shall serve until the annual meeting of Members held three years after their election. (Accordingly, the Group 1 Managers will be up for election in 2003, 2006, 2009, etc.)

Group 2	From the Group Term Effective Date until the annual meeting of the Members in 2004 (i.e., for a two-year initial term).	After their initial term, the Group 2 Managers shall serve until the annual meeting of Members held three years after their election. (Accordingly, the Group 2 Managers will be up for election in 2004, 2007, 2010, etc.)

Group 3	From the Group Term Effective Date until the annual meeting of the Members in 2005 (i.e., for a three-year initial term).	After their initial term, the Group 3 Managers shall serve until the annual meeting of Members held three years after their election. (Accordingly, the Group 3 Managers will be up for election in 2005, 2008, 2011, etc.)

No decrease in the number of Elected Managers shall have the effect of shortening the term in office of any incumbent Elected Manager. The Members shall be entitled to amend this section to eliminate the grouping of the Managers or to otherwise modify the grouped terms of the Managers. However, no such amendment shall have the effect of shortening the term in office of any incumbent Elected Manager.

3.3      Authority of Board of Managers

The Board of Managers, in its sole discretion, has full, complete and exclusive right, power and authority in the management and control of the Company’s business to do any and all things necessary to effectuate the purpose of the Company, except as expressly set forth in this Agreement. The members of the Board of Managers shall devote such time as is necessary to the affairs of the Company, and shall receive such compensation from the Company and such reimbursement for expenses as is permitted by this Agreement and the Bylaws. No Person dealing with the Board of Managers shall be required to determine its authority to make any undertaking on behalf of the Company or to determine any facts or circumstances bearing upon the existence of such authority. The Managers shall act only as a Board, and the individual Managers shall have no power as such in his or her capacity as a Manager. Subject to the provisions of this Agreement and the Bylaws with regard to the Board of Managers, the approval of a matter by a majority of the Managers present at a meeting at which a quorum is present shall constitute approval by the Board of Managers. In the case of a written Consent without a meeting, the approval of a matter by all of the Managers shall constitute approval by the Board of Managers.

3.4      General Powers of Managers

The Board of Managers may exercise all the powers of the Company. The Members shall have no right to act on behalf of or to bind the Company. The Board of Managers shall have the power and authority to hire employees and such other agents, who may be designated as officers, consultants and Persons necessary or appropriate to effectuate the purpose of the Company, and delegate to one or more Persons, or to committees of the Board of Managers, its rights and powers to manage and control the affairs of the Company. Such delegation may be in the Bylaws or by a management agreement or other agreement with such Persons. Such delegation shall not cause the Managers to cease to be “managers,” within the meaning of the Act, of the Company. Management agreements or other agreements may designate other Persons to be “managers,” within the meaning of the Act, of the Company. The officers other than the CEO shall not be “managers,” within the meaning of the Act, of the Company.

3.5      Reimbursement of Expenses

The Elected Managers shall be reimbursed for reasonable expenses incurred in connection with performing their duties as Managers and may be paid compensation as determined by the Board of Managers. The CEO shall be compensated on terms approved by the Board of Managers.

3.6      Interested Transactions

No contract or transaction between the Company and one or more of its Affiliates (see 9.12.1), Managers or officers, or between the Company and any other Entity in which one or more of the Company’s Affiliates, Managers or officers are directors or officers, or have a financial interest, shall be voided solely for this reason, or solely because the Manager or officer is present at or participates in the meeting of the Board of Managers or of a committee which authorizes the transaction, or solely because his or their votes are counted for such purpose, if:

3.6.1	The material facts as to such Affiliate’s, Manager’s or officer’s relationship or interest as to the contract or transaction are disclosed or are known to the Board of Managers or the committee, and the Board of Managers or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Managers, even though the disinterested Managers be less than a quorum; or

3.6.2	The contract or transaction is fair as to the Company.

Interested Managers may be counted in determining the presence of a quorum at a meeting of the Board of Managers or of a committee which authorizes the contract or transaction.

3.7      Officers

Pursuant to the Bylaws, the Company will have officers, who need not be employees of the Company, who will have the rights and be subject to the restrictions provided in this Agreement.

3.8      Amendment and Interpretation of Bylaws, Certificates of Designations and Agreement

Except as otherwise set forth in a Certificate of Designations, the Bylaws may be amended by the affirmative vote of a majority of all members of the Board of Managers as provided in the Bylaws without any further approval of any Member or other Person. The Board of Managers shall have the authority and power to reasonably interpret this Agreement, Certificates of Designations and the Bylaws, and may resolve actual or perceived ambiguities in those documents as it reasonably determines. In addition, the Board of Managers shall have the authority to cause a restated Agreement to be prepared at any time and in such restatement may cause any typographical errors or formatting errors to be corrected.

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IV.     ARTICLE 4: DISTRIBUTIONS

4.1     Additional Distributions

Subject to any rights set forth in a Certificate of Designations, the Board of Managers may declare a distribution (“Additional Distribution”) payable to the holders of record as of the first day of the month designated by the Board of Managers (“Record Date”) out of available cash less the portion thereof used to pay or establish reserves for Company expenses, debt payments, capital improvements, replacements and contingencies, all as reasonably determined by the Board of Managers. Any Additional Distributions shall be mailed to such holders of record no later than the last day of the month. In lieu of mailing, the Company may transmit payment to a Member in any other manner agreed to in writing by the Member.

4.2      Allocation of Additional Distributions

Subject to any applicable Certificate of Designations, granting any class of Units or series of Preferred Units preferential, participating or subordinate rights, the holders of Units as of the Record Date shall be entitled to receive all such Additional Distributions which the Board of Managers has declared, with each Unit entitled to participate by receiving a pro rata portion (with reference to the number of Units then held by such Person to the total number of Units entitled to participate then held by all Persons) of such Additional Distributions, except as set forth in the next two sentences. The Board of Managers has the authority, in its sole discretion, to declare Additional Distributions in different amounts between classes of Units, subject to the limits contained in Section 2.1.4.2(c) and any limits contained in an applicable Certificate of Designations. The Preferred Units shall not be entitled to participate in any Additional Distributions or limit any Additional Distributions, unless the Certificate of Designations creating a series of Preferred Units grants the series of Preferred Units:

4.2.1	a right to participate in the Additional Distributions,

4.2.2	a right over the Units with respect to Additional Distributions, or

4.2.3	otherwise limits the payment of Additional Distributions to the Units.

4.3      Distributions Relating to Liquidation Events

In the event of the dissolution, liquidation or winding-up of the Company, after satisfaction of all of the Company’s liabilities (whether by payment or the making of reasonable provision for payment therefor), the balance, if any, of the Company’s assets (including cash or in-kind property as determined by the liquidator selected by the Board of Managers) shall be distributed first proportionately to the holders of Preferred Units to the extent set forth in the Certificate of Designations creating each series of Preferred Units, and second to the Members in accordance with their respective Percentage Interests (see 7.1.6). The Members believe and intend that the effect of making any and all liquidating distributions in accordance with the provisions of this Section 4.3 will result in each Member receiving liquidating distributions equal to the amount of distributions each such Member would have received if liquidating distributions were instead distributed in accordance with the positive balance standing in each such Member’s Capital Account. If the immediately preceding sentence is for any reason inaccurate, then the Tax Matters Partner, upon the advice of tax counsel to the Company, is hereby authorized to make such revisions to the allocations or income, gain, loss or deduction as may have occurred under Article 7 as may be reasonably necessary to cause such allocations to be in compliance with Section 704(b) of the Code and the Regulations promulgated thereunder.

4.4      Priority

Notwithstanding any other provision of this Agreement, it is specifically acknowledged and agreed by each Member that the Company’s failure to pay any amounts to such Member, whether as a distribution, redemption payment or otherwise, even if such payment is specifically required by this Agreement, shall not give such Member creditor status with regard to such unpaid amount; but rather, such Member shall be treated only as a Member of whatever class or series such Person is a Member, and not as a creditor, of the Company. This section is, as permitted by Section 18-606 of the Act, intended to override the provisions of Section 18-606 of the Act relating to a Member’s status and remedies as a creditor, to the extent that such provisions would be applicable in the absence of this section.

4.5      Withholding

Each Member hereby authorizes the Company to withhold from or pay on behalf of the member, any amount of federal, state, local or foreign taxes that the Tax Matters Partner determines the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Company pursuant to Sections 1441, 1442, 1445 or 1446 of the Code. Any amount paid on behalf of a Member shall constitute a loan by the Company to such Member, which loan shall be repaid by such Member within fifteen (15) days after notice from the Board of Managers that such payment must be made, unless:

4.5.1	the Company withholds such payment from a distribution which would otherwise be made to the Member; or

4.5.2	the Board of Managers determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Company which would, but for such payment, be distributed to the Member. Any amounts withheld pursuant to the foregoing Sections 4.5.1 or 4.5.2 shall be treated as having been distributed to such Member.

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V.     ARTICLE 5: DISSOLUTION, LIQUIDATION AND TERMINATION

5.1	Dissolution

5.1.1	Events of Dissolution

In accordance with Section 18-801 of the Act and its provisions permitting this Agreement to specify the events of the Company’s dissolution, the Company has perpetual existence, but shall be dissolved and the affairs of the Company wound up upon the occurrence of any of the following events:

5.1.1.1	the vote of the Board of Managers and the Members pursuant to Section 2.2.2,

5.1.1.2	the entry of a decree of judicial dissolution under Section 18-802 of the Act; or

5.1.1.3	the sale of all or substantially all of the properties of the Company, unless the Certificate of Designations for the Class 1 Units and any comparable provision in any Certificates of Designations for any Units that the Class 1 Units may be converted into provide for an alternate procedure for the events currently set forth in Sections 5.6.1 – 5.6.4 of the Certificate of Designations for the Class 1 Units.

The death, retirement, resignation, expulsion, bankruptcy (see Section 18-304 of the Act) or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company, shall not cause the dissolution of the Company except to the extent specified in this section.

5.1.2	Effective Date

Dissolution of the Company shall be effective on the day on which the event occurs which gives rise to the dissolution, but the Company shall not terminate until the assets of the Company shall have been distributed as provided by this Agreement and a certificate of cancellation of the Certificate has been filed with the Delaware Secretary of State.

5.2      Application of Assets

In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs in an orderly manner. The assets of the Company shall be applied first, as required by Section 18-804(a)(1) of the Act, and then in the manner, and in the order of priority, set forth in Section 4.3. Notwithstanding anything in this Agreement to the contrary, in the event the Company is liquidated within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g), liquidation distributions shall be made by the end of the taxable year in which the Company liquidates or, if later, within ninety (90) days of the date of such liquidation. Distributions may be made to a trust for the purposes of an orderly liquidation of the Company by the trust in accordance with the Act.

5.3      Gain or Losses in Process of Liquidation

Any gain or loss on the disposition of Company property in the process of liquidation shall be credited or charged to the Capital Accounts of Members in accordance with the provisions of Article 7. Any property distributed in-kind in the liquidation shall be valued and treated as though the property was sold at its fair market value and the cash proceeds distributed. The difference between the fair market value of property distributed in-kind and its Book Value (see 7.1.3) shall be treated as a gain or loss on the sale of such property and shall be credited or charged to the Capital Account of Members in accordance with Article 7. No Member shall have the right to request or require the distribution of the assets of the Company in-kind. At all times, Book Value shall be adjusted by any Depreciation (see 7.1.4) taken into account with respect to the Company’s assets for purposes of computing Profit and Loss.

   5.4          Procedural and Other Matters

5.4.1	Winding Up Company Affairs

Upon dissolution of the Company and until the filing of a certificate of cancellation as provided in Section 5.4.2, the Persons winding up the affairs of the Company may prosecute and defend suits on behalf of the Company, whether civil, criminal or administrative, settle and close the business of the Company, dispose of and convey the property of the Company, discharge or make reasonable provision for the liabilities of the Company, and distribute to the Members any remaining assets of the Company, in accordance with this Article 5, without affecting the liability of Members and Managers and without imposing liability on a liquidating trustee.

5.4.2	Cancellation of Certificate

The Certificate may be canceled upon the dissolution and completion of the winding up of the Company by any Person authorized by the Board of Managers to cause such cancellation.

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VI.     ARTICLE 6: TRANSFERS OF INTERESTS

6.1      Transfer Application

“Transfer Application” means an application and agreement for the transfer of Units, in the form set forth in Exhibit C, as may be amended from time to time by the Board of Managers without the Consent of the Members. For purposes of this Agreement, references to Transfer Application shall also include the Transfer Instructions. The Transfer Application shall be deemed to be a part of this Agreement. All provisions of the Transfer Application not inconsistent with law or this Agreement shall be valid and binding.

6.2      Transfer Instructions

“Transfer Instructions” means instructions for the Transfer of Units contained in the form of the Transfer Application as set forth in Exhibit C, as may be amended from time to time in the sole discretion of the Board of Managers. “Transfer” or “Transferred” means to give, sell, assign, bequeath or otherwise dispose of, transfer or permit to be transferred, a Membership Interest during life or at death.

6.3      Transfers Restrictions

No Membership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 6, the Bylaws and the Transfer Application. Any Transfer or purported Transfer of a Membership Interest not made in accordance with this Article 6, the Bylaws and the Transfer Application shall be null and void. Part B of the Transfer Application contains restrictions on transfer of Membership Interests adopted by resolution of the Board on November 9, 2001 (“Current Transfer Restrictions”). Upon the effective date of this Agreement, the Current Transfer Restrictions are incorporated by reference into this Article 6 and approved by the Members. Upon the effective date of this Agreement, certain other provisions related to the transfer of Membership Interests have been moved from this Agreement to the Bylaws. In accordance with the terms of this Agreement, the Board of Managers may, from time to time adopt, repeal, add or replace provisions of the Bylaws or the Transfer Application. Exhibits B and C, respectively, are the forms of Bylaws and Transfer Application, including Transfer Instructions, each as amended by the Board of Managers to reflect the adoption of the Current Transfer Restrictions by the Members and the movement of certain provisions related to the transfer of Membership Interests from this Agreement to the Bylaws. The Transfer of any Membership Interest and the admission of any new Member shall not constitute an amendment to this Agreement.

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VII. ARTICLE 7: TAX MATTERS AND ALLOCATIONS

7.1	Certain Definitions

7.1.1	Treasury Regulations

“Treasury Regulations” means the federal income tax regulations, including any temporary or proposed regulations, promulgated under the Code, as amended from time to time.

7.1.2	Capital Contribution

“Capital Contribution” means the total amount of cash and the Book Value of other property contributed to the Company on the Effective Date pursuant to the Contribution Agreements and any such additional contributions, if any, made thereafter pursuant to the terms of this Agreement.

7.1.3	Book Value

“Book Value” means, with respect to any asset of the Company, such asset’s adjusted basis for federal income tax purposes, except as follows:

7.1.3.1	The initial Book Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, without reduction for liabilities, as determined by the Board of Managers; provided, however, that the initial Book Values of the real properties contributed to the Company on the Effective Date pursuant to the Order shall be the appraised values set forth in the Disclosure Statement to the Amended Plan of Reorganization that was approved as part of the Order, and the initial Book Values of all other properties contributed to the Company on the Effective Date shall be an amount reasonably determined by the Board of Managers (“Initial Book Values”).

7.1.3.2	If the Tax Matters Partner reasonably determines that an adjustment is necessary or appropriate to reflect the relative economic interests of the Members, the Book Values of all Company assets shall be adjusted in accordance with Treasury Regulation Sections 1.704-1(b)(2)(iv)(f) and (g) to equal their respective gross fair market values, without reduction for liabilities, as reasonably determined by the Tax Matters Partner upon events described in Treasury Regulation Sections 1.704-1(b)(2)(iv)(d), 1.704-1(b)(2)(iv)(e) and 1.704-1(b)(2)(iv)(f)(5).

7.1.4	Depreciation

“Depreciation” means, for each taxable year of the Company, which shall be the calendar year (“Fiscal Year”), an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes; provided, however, that if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of any such year or other period, Depreciation shall be an amount that bears the same relationship to the Book Value of such asset as the depreciation, amortization, or other cost recovery deduction computed for federal income tax purposes with respect to such asset for the applicable period bears to the adjusted tax basis of such asset at the beginning of such period, or if such asset has a zero adjusted tax basis, Depreciation shall be an amount determined under any reasonable method selected by the Tax Matters Partner.

7.1.5	Book Gain or Book Loss

“Book Gain” or “Book Loss” means the gain or loss recognized by the Company for Code Section 704(b) book purposes in any Fiscal Year by reason of any sale or disposition with respect to any of the assets of the Company. Such Book Gain or Book Loss shall be computed by reference to the Book Value of such property or assets as of the date of such sale or disposition, rather than by reference to the tax basis of such property or assets as of such date, and each and every reference herein to “gain” or “loss” shall be deemed to refer to Book Gain or Book Loss, rather than to tax gain or tax loss, unless the context manifestly otherwise requires.

7.1.6	Percentage Interest

“Percentage Interest” means, with respect to any Member or Assignee as of any date, the ratio (expressed as a percentage) of the number of Units and Preferred Units held by such Member or Assignee on such date to the aggregate number of Units and Preferred Units held by all Members and Assignees on such date.

7.1.7	Profit and Loss

“Profit” and “Loss” means, for each Fiscal Year or other period for which allocations to Members are made shall be determined under Treasury Regulation section 1.704-1(b) and 1.704-2 provided that the definition of Profit and Loss shall exclude any items which are specially allocated pursuant to Sections 7.4.2.4, and 7.4.3 hereof and other items that may be specially allocated in connection with the issuance in the future of other Units or classes of Units shall not be taken into account in computing Profit or Loss.

7.2      Maintenance of Capital Accounts

The Company has established and will continue to maintain a separate capital account (a “Capital Account”) for each Member in accordance with Treasury Regulation Sections 1.704-1(b)(2)(iv) and 1.704-2. Where elections are required or permitted under Treasury Regulation Sections 1.704-1(b)(2)(iv) and 1.704-2, the Tax Matters Partner shall make decisions regarding the maintenance of Capital Accounts that are consistent with Treasury Regulation Sections 1.704-1(b)(2)(iv) and 1.704-2. A Member who has more than one class of interest in the Company may have a separate Capital Account for each different class of interest owned.

7.3      Transfer of Capital Accounts

Upon the Transfer (other than by encumbering) of all or a part of the Units including Preferred Units, the Company shall transfer the balance of the transferring Member’s Capital Account attributable to the Transferred Units to the successor of such Member. Adjusting of a priority of distributions or any special allocation of income, gain or deduction shall not constitute a Transfer for purposes of this Agreement.

7.4	Allocations

7.4.1	Allocation Procedures

The Company shall make allocations of Profit and Loss and items thereof annually as of the end of the Fiscal Year within ninety (90) days after the end of the year. Items of income and deduction shall be allocated among the Members before Profit or Loss is allocated.

7.4.2	Allocations of Profits and Losses

All allocations to the Members of items included within the Company’s Profits and Losses attributable to each year shall be allocated solely among the Members recognized as Members as of the first day of that calendar month as follows:

7.4.2.1	Losses

(a)	Losses shall be allocated to the Members in proportion to their Percentage Interests.

(b)	Notwithstanding Section 7.4.2.1(a), allocations of Losses to a Member shall be made only to the extent that such allocation of Losses will not create an adjusted capital account deficit for that Member in excess of an amount, if any, equal to such Member’s share of partnership minimum gain that would be realized on a sale, foreclosure or other disposition of the Company’s property. Any Losses not allocated to a Member because of the foregoing provision shall be allocated to the other Members in proportion to such Members’ Percentage Interests (to the extent the other Members are not limited in respect of the allocation of Losses under this Section 7.4.2.1(b)).

7.4.2.2	Profits

(a)	First, to the Members to the extent of and in proportion to the amount by which the Losses allocated to each such Member for all prior Fiscal Years of the Company under Section 7.4.2.1(b) exceeds the Profits allocated to each such Member for all of the prior Fiscal Years of the Company under this Section 7.4.2.2(a).

(b)	Second, to the Members, to the extent of, and in proportion to, the amount by which Losses allocated to each such Member for the current and all prior Fiscal Years of the Company under Section 7.4.2.1(a) exceeds the Profits allocated to each such Member for all prior Fiscal Years of the Company pursuant to this Section 7.4.2.2(b).

(c)	Third, to the Members in proportion to their respective Percentage Interests.

7.4.2.3	Items of Income or Loss

For federal income tax purposes, except as otherwise required in Section 7.4.2.4, each item of Profit, gain, Loss and deduction of the

Company shall be allocated among the Members in the same proportion as the corresponding items are allocated pursuant to Sections 7.4.2.1 and 7.4.2.2.

7.4.2.4	Special and Regulatory Allocations

(a)	When required under the Treasury Regulations, items of income and gain shall be specially allocated to the Members in accordance with the qualified income offset provisions set forth in Treasury Regulation Section 1.704-1(b)(2)(ii)(d). Further, (i) any and all “partnership nonrecourse deductions” (as defined in Treasury Regulation Section 1.704-2(b)(1)) for any fiscal year or other period shall be allocated to the Members in proportion to their respective Percentage Interests; (ii) any and all “partner nonrecourse deductions” (as defined in Treasury Regulation Section 1.704-2(i)(2)) attributable to any “partner nonrecourse debt” (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated to the Member who bears the “economic risk of loss” (as determined under Treasury Regulation Section 1.752-2) for such “partner nonrecourse debt” in accordance with Treasury Regulation Section 1.704-2(i)(l); (iii) each Member shall be specially allocated items of income and gain in accordance with the partnership minimum gain chargeback requirements set forth in Treasury Regulation Sections 1.704-2(f) and 1.704-2(g); and (iv) each Member with a share of the minimum gain attributable to any “partner nonrecourse debt” shall be specially allocated items of income and gain in accordance with the partner minimum chargeback requirements of Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(i)(5). Collectively, the allocations referenced in this Section 7.4.2.4(b) are the “Regulatory Allocations.”

(b)	This provision shall apply upon the repurchase, redemption, or liquidating distribution of any Preferred Units for any reason when the amounts required to be paid or distributed to any holder of those Preferred Units as set forth in the Certificate of Designations creating each series of Preferred Units exceeds the Capital Account balance of such holder after accounting for the allocations of Profits under Section 7.4.2.2 that would have occurred without the application of this Section 7.4.2.4(b). If the distribution to the holder required under the Certificate of Designations creating each series of Preferred Units would exceed the positive balance in the holder’s Capital Account, then, before any allocation of Profit occurs under Section 7.4.2.2, there shall be an allocation of items of income or gain to each such holder in an amount equal to the difference between the amount required to be distributed under the Certificate of Designations creating each series of Preferred Units and the holder’s Capital Account balance.

(c)	The Tax Matters Partner shall have the authority to make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital

Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated consistent with Sections 7.4.2, 7.4.2.4(b) and 7.4.3.

7.4.3	Rights of Units or Preferred Units

Subject to the Protective Provisions for the Units and Section 7.4.2.4(b) herein, the allocation procedures in this Article 7 shall be modified by the Certificate of Designations creating any class of Units or series of Preferred Units in which the Certificate of Designation requires that special allocations of items of Profit or Loss are allocated to the holders of such newly created Units.

7.5	Tax Matters Partner

7.5.1	General Authority

The “Tax Matters Partner” (as defined in Section 6231(a)(7) of the Code) shall have all of the powers that accompany such status (except as otherwise provided in this Agreement). To the extent reasonably practicable, the Tax Matters Partner shall consult with tax counsel to the Company prior to taking any action in his or her capacity as the Tax Matters Partner and, if tax counsel so recommends as to a specific action, then the Tax Matters Partner shall obtain the approval of the Board of Managers before taking such action. Notwithstanding the foregoing, if the Tax Matters Partner reasonably believes in good faith, after consulting with tax counsel, that an action must be taken without first receiving the approval of the Board of Managers on account of time limitations, such action may be taken without first receiving the approval of the Board of Managers, but the Tax Matters Partner shall promptly thereafter inform the Board of Managers of such action.

7.5.2	Term of Office

The Tax Matters Partner or any successor shall serve at the pleasure of the Board of Managers and may be removed at any time for any reason or no reason. A successor Tax Matters Partner may be any Person selected by the Board of Managers who is qualified to hold such position under the applicable Treasury Regulations. Notwithstanding Section 3.5, the Tax Matters Partner may receive such compensation as the Board of Managers determines for acting as the Tax Matters Partner.

7.5.3	Indemnity

Promptly following written request of the Tax Matters Partner, the Company shall, to the fullest extent permitted by law, defend (with counsel reasonably satisfactory to the Tax Matters Partner), indemnify and hold the Tax Matters Partner harmless from and against any and all reasonable expenses, including reasonable legal and accounting fees, penalties, claims, liabilities, losses and damages incurred which arise out of or relate to any action or inaction in his or her capacity as Tax Matters Partner which is made in good faith and in a manner the Tax Matters Partner reasonably believed to be in the best interests of the Company and the Members. For purposes of this Section 7.5.3, the fact that an action, omission to act or decision is taken on the advice of a professional tax advisor shall be evidence of good faith. The provisions of Section 7.5.3 shall survive the termination of the Company or the removal, resignation or termination of the Tax Matters Partner and shall remain binding on the Company and Members for as long a period of time as is necessary to resolve with the Internal Revenue Service (the “IRS”) any and all matters regarding the federal income taxation of the Company or the Members.

7.5.4	Tax Matter Partner Additional Responsibilities

7.5.4.1	If the Company is required by the IRS to change the method of allocating for the difference between the tax basis and the Book Value of the real properties, the Tax Matters Partner may change or amend the method of allocating such difference as required by the IRS or upon receiving the advice of its tax advisors that a change is necessary to comply with applicable law, and any such change may be made without obtaining further Consent or approval of the Members.

7.5.4.2	The Tax Matters Partner shall have the sole discretion to make special allocations of items of income, gain, loss and deductions that are consistent with the principles of Section 704(c) of the Code and to amend the provisions of this Agreement (without Member Consent), as appropriate, to reflect the proposal or promulgation of Treasury Regulations under Subchapter K of the Code. The Tax Matters Partner may adopt and employ such methods for handling all aspects of the Company’s federal, state and local income and property taxes including, but not limited to the adoption of reasonable conventions and methods for the valuation of assets and the determination of tax basis, the recognition of the Transfer of Units and Preferred Units and tax compliance.

[Intentionally Left Blank]

VIII. ARTICLE 8: LIMITATIONS ON LIABILITY AND INDEMNIFICATION

8.1	Limited Liability and Contributions of Members

8.1.1	Limited Liability

Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company. The Members shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member of the Company. No Member shall have any liability for the return of the Capital Contribution of any other Member.

8.1.2	Capital Contribution

Each of the Members shall be liable to make contributions, if any, pursuant to the Contribution Agreements, other payments as expressly provided in this Agreement, any applicable Certificate of Designations or other contribution agreements. If a Member’s contribution is fully paid by complying with the contribution agreements or Certificate of Designations, such Member shall not, except as required by the provisions of the Act regarding repayment of sums wrongfully distributed to Members, be required to make any further contributions or loans to the Company. A Member shall not be entitled to withdraw any part of its Capital Account or to receive any distributions from the Company, except as provided in Article 4, or make any loan or Capital Contribution to the Company other than as expressly provided herein.

8.2	Limitations of Liability and Indemnity of Managers and Officers; Insurance

8.2.1	Limited Liability of Managers and Officers

No Manager or officer of the Company shall be liable, responsible or accountable to the Company or any of the Members for any act or omission performed or omitted by him or her, or for any decision, except in the case of fraudulent or illegal conduct of such Person. For purposes of this Article 8, the fact that an action, failure to act or decision is taken on the advice of counsel for the Company shall be evidence of good faith and lack of fraudulent conduct.

8.2.2	Indemnification

8.2.2.1	To the fullest extent permitted by law, all Managers and officers of the Company shall be entitled to indemnification from the Company for any loss, damage or claim, including any reasonable attorneys’ fees incurred by such person, due to any act or omission made by him or her, except in the case of fraudulent or knowingly illegal conduct of such Person. Any indemnity shall be paid out of the assets of the Company or from any available insurance proceeds. No Member shall have any personal liability for the payment of such indemnity.

8.2.2.2	The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person acted fraudulently or knowingly illegally.

8.2.2.3	The indemnification provided by this Article 8 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any agreement, vote of Members or Managers, the Order, or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such a Person.

8.2.3	Insurance Coverage

The Company may, if the Board of Managers of the Company deems it appropriate in its sole discretion, obtain insurance for the benefit of the Company’s Managers and officers, or enter into indemnification agreements with such Managers and officers, relating to the liability of such Persons.

8.3	No Adverse Modification of Indemnity

Any repeal or modification of this Article 8 shall not adversely affect any right or protection of a Manager or officer of the Company existing at the time of such repeal or modification.

[Intentionally Left Blank]

IX. ARTICLE 9: MISCELLANEOUS PROVISIONS

9.1	Notices

9.1.1	Except as otherwise provided in this Agreement or in the Bylaws, all notices, consents, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given only if in writing and delivered either in hand or by U.S. mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postage prepaid, or with all freight charges prepaid (if by Federal Express or similar carrier).

9.1.2	All notices, demands, and requests to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of receipt or refusal.

9.1.3	All written communications to the Company shall be addressed to its principal place of business, as set forth in Section 1.7. All written communications to a Member shall be addressed to the address of such Member listed on the Company’s Member register.

9.1.4	The Company and the Members shall have the right during the term of this Agreement to change their address by giving to the other party written notice of such change.

9.2	Binding Provisions

The covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the heirs, legal representatives, successors and assigns of the respective parties hereto.

9.3	Appointment of Attorney-In-Fact

9.3.1	Appointment

Each Member hereby irrevocably appoints the Secretary of the Company with full power of substitution as his or her attorney-in-fact, with full power and authority in his or her name, place and stead to execute, acknowledge, deliver, swear to, file and record at appropriate public offices such documents, instruments and conveyances as may be necessary to carry out the provisions or purposes of this Agreement, including, without limitation, the following:

9.3.1.1	the Certificate;

9.3.1.2	all other certificates and instruments and amendments that the Board of Managers deems appropriate to qualify or continue the Company as a limited liability company in the jurisdictions in which the Company may conduct business;

9.3.1.3	all instruments that the Board of Managers deems appropriate to reflect a change or modification of this Agreement in accordance with the terms of this Agreement;

9.3.1.4	all conveyances and other instruments that the Board of Managers deems appropriate to reflect the dissolution and termination of the Company;

9.3.1.5	all fictitious or assumed name certificates required or permitted to be filed on behalf of the Company;

9.3.1.6	all documents necessary to admit Members to the Company, or to reflect any change or Transfer of a Member’s Units or Preferred Units, or relating to the admission or increased Capital Contribution of a Member;

9.3.1.7	any amendment or other document to be filed as referenced in Section 2.1; and

9.3.1.8	all other instruments that may be required or permitted by law to be filed on behalf of the Company that are not inconsistent with this Agreement.

9.3.2	Irrevocable Power of Attorney

The authority granted by this section is a special power of attorney coupled with an interest, is irrevocable, and shall not be affected by the subsequent incapacity or disability of the Member who granted it; may be exercised by a signature for each Member or by a single signature of any such Person acting as attorney-in-fact for all of them; and shall survive the Transfer by a Member of the whole or any portion of his or her Units or Preferred Units.

9.3.3	Presumption of Authority

Any Person dealing with the Company may conclusively presume and rely upon the fact that any instrument referred to above, executed by such Person acting as attorney-in-fact, is authorized and binding without further inquiry.

9.4      Waiver

The waiver by any party to this Agreement of a breach of any provisions contained within the Agreement shall be in writing, signed by the waiving party, and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

9.5      Applicable Law

This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to such state’s laws concerning conflicts of laws. In the event of a conflict between any provisions of this Agreement and any non-mandatory provisions of the Act, the provision of this Agreement shall control.

9.6      Severability of Provisions

Each provision of this Agreement shall be deemed severable. If any part of any provision is held to be illegal, void, invalid, nonbinding or unenforceable in part in whole as to any party, such provision may be changed, consistent with the intent of the parties, to the extent reasonably necessary to make the provision legal, valid, binding and enforceable. If such provision cannot be changed consistent with the intent of the parties to make it fully legal, valid, binding and enforceable, then such provision shall be stricken from this Agreement, and the remaining provisions of this Agreement shall not be affected or impaired.

9.7      Headings

The headings contained in this Agreement have been inserted for convenience only. Neither such headings nor the placement of any term under any particular heading shall in any way restrict or modify any of the terms or provisions of this Agreement.

9.8      Further Assurances

The Members shall execute and deliver such further instruments and do such further acts as may be required to carry out the intent of this Agreement.

9.9      Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

9.10      Entire Agreement

This Agreement and the exhibits constitute the entire agreement among the parties with respect to the transactions contemplated herein, and supersede all prior understandings or agreements among the parties.

9.11      Arbitration

If there is a dispute between any party to this Agreement, including any party hereof pursuant to Section 18-101(7)(a) of the Act, relating to or arising out of this Agreement, the dispute shall be submitted to the American Arbitration Association for arbitration in Sacramento, California. The costs of the arbitration, including any American Arbitration Association administration fee, the arbitrator’s fee, and costs for the use of facilities during the hearings, shall be born equally by the parties. Each party shall bear and pay the cost of its own attorneys’ fees. The arbitrator shall not have any power to alter, amend, modify or change any of the terms of this Agreement, nor to grant any remedy which is either prohibited by the terms of this Agreement or not available in a court of law. The decision of the American Arbitration Association shall be binding on the parties. The parties consent to the personal jurisdiction and venue in the courts in Sacramento, California. Should any dispute or claim arise that is not subject to arbitration as set forth above, then all parties waive any rights they may have to a jury trial.

     9.12 Certain Definitions

     9.12.1 Affiliate

“Affiliate” means, with respect to a Person:

9.12.1.1	any Person directly or indirectly controlling, controlled by or under common control with such Person;

9.12.1.2	any Person owning or controlling ten percent (10%) or more of the outstanding voting securities or interests of such Person;

9.12.1.3	any officer, director, member, manager, trustee, or partner of such Person or any Person specified in 9.12.1.1 or 9.12.1.2 above; and

9.12.1.4	any Person in which any officer, director, member, manager, trustee, or partner of any Person specified in 9.12.1.3 is an officer, director, member, manager, trustee or partner.

9.12.2	Cash

“Cash” includes, with respect to a payment or distribution to be made pursuant to this Agreement, checks or cash equivalents.

9.12.3	Consent

“Consent” means either the consent given by vote at a duly called and held meeting or the prior written consent of a Person to do the act or thing for which the consent is solicited, or the act of granting such consent, as the context may require.

9.12.4	Entity

“Entity” means any general partnership, limited partnership, corporation, joint venture, trust, limited liability company, limited liability partnership, business trust, cooperative, or association.

9.12.5	Person

“Person” means any individual or Entity, and the heirs, executors, legal representatives, administrators, successors, and assigns of such Person.

9.13      Amendment

The Board of Managers may amend any provision of this Agreement subject to obtaining any required approvals of the Members as set forth in Section 2.2. This Agreement may be amended by the Members as set forth in Section 2.2.

IN WITNESS WHEREOF, this Amended and Restated Agreement has been duly executed by the Members; those Persons who hereafter become Members; and all Persons who become a party hereto in accordance with Section 1.4.3.

JCM PARTNERS, LLC

By:

Gayle M. Ing,
Secretary/Attorney-In-Fact

I.     EXHIBIT A: CERTIFICATE OF FORMATION

     See attached.

STATE OF DELAWARE
CERTIFICATE OF FORMATION
OF
JCM PARTNERS, LLC

     This Certificate of Formation of JCM Partners, LLC (the “Company”), dated May 11, 2000, is being duly executed and filed by John Connolly IV, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act.

     First. The name of the Company is “JCM Partners, LLC”.

     Second. The address of its registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

     In Witness Whereof, the undersigned has executed this Certificate of Formation of JCM Partners, LLC as of the date first set forth above.

/s/ John Connolly By: John Connolly IV Its: Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 02:30 PM 05/15/2000 001246984 — 3229435

EXHIBIT B: THIRD RESTATED BYLAWS OF THE COMPANY AS OF JUNE 25, 2003

THIRD RESTATED BYLAWS
OF
JCM PARTNERS, LLC
(a Delaware limited liability company)

Restated as of June 25, 2003

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ARTICLE V NOTICE, WAIVERS OF NOTICE		18

5.1	Notice, What Constitutes	18

5.2	Waivers of Notice	18

ARTICLE VI REGISTRATION, TRANSFER OF MEMBERSHIP INTERESTS, RESTRICTIONS ON TRANSFER		19

6.1	Registration	19

6.2	No Certificates	20

6.3	Substituted Member; Assignees	20

6.4	Date to Recognize Transfers	21

6.5	Reliance on Transfer Application	21

6.6	Rights of Transferee	21

6.7	Lender Ownership Limit	22

6.8	Record Holder of Units and Preferred Units	23

6.9	Determination of Unit Holders of Record	24

6.10	Current Transfer Restrictions	24

6.11	Additional Restrictions on Transfer	28

ARTICLE VII GENERAL PROVISIONS		29

7.1	Contracts, etc.	29

7.2	Checks	29

7.3	Company’s Seal	29

7.4	Deposits	29

7.5	Amendment of Bylaws	29

7.6	Limited Liability Company Agreement	29

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THIRD RESTATED BYLAWS
OF
JCM PARTNERS, LLC
(a Delaware limited liability company)

Restated as of June 25, 2003

     All capitalized words and terms used in these Third Restated Bylaws (“Bylaws”) and not defined herein shall have the respective meanings ascribed to them in the Limited Liability Company Agreement of JCM Partners, LLC (the “Company”) as amended (the “Limited Liability Company Agreement”). These Third Restated Bylaws restate the Second Restated Bylaws, dated as of June 26, 2002, as amended by the Amendment to the Second Restated Bylaws, dated as of [March 26, 2003] [the Amendment shall contain the provisions added to this Third Restated Bylaws]. These Bylaws shall be deemed an amendment and supplement to and part of the Limited Liability Company Agreement.

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ARTICLE I
OFFICES AND FISCAL YEAR

     1.1 Registered Office. The registered office of the Company shall be in the City of Wilmington, County of New Castle, State of Delaware until a change in such office is established by resolution of the Board of Managers and a statement of such change is filed in the manner provided by applicable law.

     1.2 Other Offices. The Company may also have offices and keep its books, documents and records at such other places within or without the State of Delaware as the Board of Managers may from time to time determine or the business of the Company may require.

     1.3 Fiscal Year. The fiscal year of the Company shall end on the last day of December in each year or on such other date as the Board of Managers may designate by resolution.

ARTICLE II
MEETINGS OF UNIT HOLDERS

     2.1 Annual and Special Meetings.

           (a) The annual meeting of Unit Holders of the Company entitled to vote thereon for the election of the appropriate class and number of Managers, pursuant to the terms of the Limited Liability Company Agreement, and for the transaction of such other business as properly may come before such meeting, shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be fixed from time to time by resolution of the Board of Managers and set forth in the notice or waiver of notice of the meeting.

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           (b) A special meeting of the Unit Holders of the Company may be called at any time by (1) the Board of Managers or (2) the Chairman upon receipt of a written request for a special meeting signed by the holders of at least ten percent (10%) of the outstanding Units and Preferred Units meeting the following requirements: (i) setting forth the resolution to be presented by the Unit Holders, (ii) providing the information specified in Section 2.11(b) of these Bylaws (iii) listing all Unit Holders and beneficial owners, if any, together with their names and addresses, who have been solicited to sign the written request calling for the special meeting, whether or not such Unit Holders each joined in the request, (iv) providing a copy of any correspondence and other material used in soliciting Unit Holders or beneficial owners to support the request, including, but not limited to, any agreement or other materials that Unit Holders or beneficial owners were requested to execute in connection with such request; and (v) furnishing such other information and further material as the Company requests.

           (c) Upon receipt of a proper and complete request from holders of a sufficient percentage of Units and Preferred Units to call a special meeting in accordance with Section 2.1(b), the Chief Executive Officer or her or his designee shall, in his or her sole discretion, set the date, time and place of such meeting and shall notice such meeting in accordance with Section 2.2 of the Bylaws.

     2.2 Notice of Meetings; Waiver.

           (a) The Secretary or any Assistant Secretary shall cause written, telephonic or telecopied notice of the place, date, and hour of each meeting of Unit Holders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by telephone, facsimile, other electronic transmission, or mail, not less than ten (10) nor more than sixty (60) days prior to the meeting, to each Unit Holder entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a Unit Holder when deposited in the United States mail, postage prepaid, directed to the Unit Holder at his, her, or its address as it appears on the record of Unit Holders of the Company, or, if he, she or it shall have duly filed with the Secretary of the Company a written request that notices to him, her, or it be mailed to some other address, then directed to such other address. Such further notice shall be given as may be required by law.

           (b) No notice of any meeting of Unit Holders need be given to any Unit Holder who submits a signed waiver of notice, whether before or after the meeting. Neither the business

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to be transacted at, nor the purpose of, any regular or special meeting of Unit Holders need be specified in a written waiver of notice. The attendance of any Unit Holder at a meeting of Unit Holders shall constitute a waiver of notice of such meeting, except when the Unit Holder attends a meeting for the sole and express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     2.3 Quorum. The required number of Unit Holders to be present at any meeting of Unit Holders so to constitute a quorum thereat shall be as set forth in the Limited Liability Company Agreement.

     2.4 Reserved.

     2.5 Adjournment. If a quorum is not present at any meeting of Unit Holders, the Unit Holders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of Unit Holders of the Company need not be given if the place, date, and hour thereof are announced at the meeting at which the adjournment is taken; provided, that if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting, conforming to the requirements of Section 2.2 hereof, shall be given to each Unit Holder entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

     2.6 Proxies.

           (a) Any Unit Holder entitled to vote at a meeting of Unit Holders or to express consent to or dissent from action without a meeting may, by a written instrument signed by such Unit Holder or his, her or its attorney-in-fact, authorize another Person to vote at any such meeting and express such consent or dissent for him, her or it by proxy, and such proxy is filed with the Secretary of the Company. Execution may be accomplished by the Unit Holder or his, her or its authorized officer, director, employee or agent signing such writing or causing his, her or its signature to be affixed to such writing by any reasonable means including, but not limited to, facsimile signature. A Unit Holder may authorize another Person to act for him, her or it as proxy by transmitting or authorizing the transmission of a telegram, facsimile or other means of electronic transmission to the Person who will be the holder of the proxy; provided, that any such telegram, facsimile or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, facsimile or other electronic transmission was authorized by the Unit Holder. Any proxy purporting to be executed in accordance with this Section shall be presumptively valid.

           (b) No such proxy shall be voted or acted upon after the expiration of one (1) year from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the Unit Holder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A Unit Holder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

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     2.7 Organization; Procedure. At every meeting of Unit Holders, the presiding officer shall be the Chairman of the Board or, in the event of his or her absence or disability, the President or, in the event of his or her absence or disability, a presiding officer chosen by the Board of Managers prior to or at such meeting. The Secretary, any Assistant Secretary, or any appointee of the presiding officer shall act as secretary of the meeting. The order of business and all other matters of procedure at every meeting of Unit Holders may be determined by such presiding officer.

     2.8 Inspectors. The presiding officer of the meeting of Unit Holders shall appoint one or more inspectors to act at any meeting of Unit Holders. Such inspectors shall perform such duties as shall be specified by the presiding officer of the meeting. Inspectors need not be Unit Holders. No Manager or nominee for the office of Manager shall be appointed to be such inspector.

     2.9 Consent of Unit Holders in Lieu of Meeting. Unless the Board of Managers determines, in its discretion, that a proposal should be submitted to the Unit Holders by the Board of Managers for action by written consent, all actions of Unit Holders shall be taken at an annual or special meeting of Unit Holders and Unit Holders shall not have the right to act by written consent.

     2.10 Action by Telephonic Communications. Unit Holders may participate in a meeting of Unit Holders by means of conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

     2.11 Unit Holder Proposals and Nominations.

           (a) For any Unit Holder proposal or nomination for election to the Board of Managers to be presented in connection with an annual meeting of Unit Holders of the Company, as permitted by these Bylaws or required by applicable law, the Unit Holder must have furnished a timely written notice thereof to the Chairman of the Company in accordance with this Section 2.11. To be timely, a Unit Holder’s notice must be delivered to the Chairman at the principal business offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, a request by the Unit Holder to be timely must be so delivered not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

           (b) Only persons who are selected and recommended by the Board of Managers or a committee thereof, or who are nominated by Unit Holders in accordance with the procedures set forth in this Section 2.11, shall be eligible for election, or qualified to serve, as Managers. Nominations of individuals for election to the Board of Managers at any annual meeting or any special meetings at which Managers are to be elected may be made by any Unit Holder entitled to vote for the election of Managers at that meeting by compliance with the procedures set forth

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in this Section 2.11. Nominations by Unit Holders (the “Nominating Unit Holders”) shall be made by written notice (a “Nomination Notice”), which shall set forth (i) as to each individual nominated, (A) the name, date of birth, business address and residence address of such individual; (B) the business experience during the past five (5) years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on and such other information as to the nature of his responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience; (C) whether the nominee is or has ever been at any time a director, officer or owner of more than five percent (5%) or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (D) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; and (E) whether, in the last five (5) years, such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, which conviction, judgment, order, finding, decree or proceeding may be material to an evaluation of the ability or integrity of the nominee; (ii) as to the Nominating Unit Holder and any Persons acting in concert with such Nominating Unit Holder (a) the names and business addresses of such Nominating Unit Holder and such Persons, (b) the names and addresses of such Nominating Unit Holder and such Persons as they appear on the Company’s books (if they so appear), and (c) the class and number of Units and Preferred Units of the Company which are beneficially owned by such Nominating Unit Holders and such Persons; and (iii) any plans or proposals of any of the nominees, the Nominating Unit Holder and/or any Persons acting in concert with any such persons, which would result in a change of control of the Company, a tender offer for Units or Preferred Units, any merger, reorganization, liquidation or other event which might cause any Unit Holders to recognize gain or loss upon the disposition of their Units or Preferred Units or upon the receipt of any proceeds attributable to such Units or Preferred Units, or any other event required to be reported pursuant to Item 4 of Schedule 13 promulgated under the Exchange Act, as in effect on the date of this Bylaw amendment. A written consent to being named in a proxy statement as a nominee, and to serve as a Manager, if elected, signed by the nominee, shall be filed with any Nomination Notice.

           (c) No proposal for a Unit Holder vote shall be submitted by a Unit Holder (a “Unit Holder Proposal”) to the Company’s Unit Holders unless the Unit Holder submitting such proposal (the “Proponent”) shall have delivered to the Chairman of the Company, at its principal offices, a written notice setting forth (i) the names and business addresses of the Proponent and all Persons (as such term is defined in Section 3(a)(9) of the Exchange Act) acting in concert with the Proponent; (ii) the names and addresses of the Proponent and the Persons identified in clause (i), as they appear on the Company’s books (if they so appear); (iii) the class and number of shares of the Company beneficially owned by the Proponent and the Persons identified in clause (i); (iv) the proposal of the Unit Holder Proposal; (v) any plans or proposals of the Proponent and/or any Persons acting in concert with any such person, which would result in a change of control of the Company, a tender offer for Units or Preferred Units, any merger, reorganization, liquidation or other event which might cause any Unit Holders to recognize gain or loss upon the disposition of their Units or Preferred Units or upon the receipt of any proceeds attributable to such Units or Preferred Units, or any other event required to be reported pursuant

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to Item 4 of Schedule 13 promulgated under the Exchange Act, as in effect on the date of this Bylaw amendment; and (vi) such other information as the Board of Managers reasonably determines is necessary or appropriate to enable the Board of Managers and Unit Holders of the Company to consider the Unit Holder Proposal.

           (d) Except as otherwise provided by law, the presiding officer of the Unit Holder meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting by a Unit Holder was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or proposal is not in compliance with these Bylaws, to declare that such defective proposal or nomination is out of order, shall not be presented for Unit Holder action and shall be disregarded.

           (e) Notwithstanding the foregoing provisions of this Section 2.11, in order to include information with respect to a Unit Holder proposal in the proxy statement and form of proxy for a Unit Holders’ meeting, Unit Holders must provide notice as required by the regulations promulgated under the Exchange Act. Nothing in these Bylaws shall be deemed to affect any rights of Unit Holders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under such Act.

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ARTICLE III
BOARD OF MANAGERS

     3.1 General Powers. Except as may otherwise be provided by the Act or by the terms of the Limited Liability Company Agreement, the property, affairs and business of the Company shall be managed by or under the direction of the Board of Managers, and the Board of Managers may exercise all the powers of the Company as set forth in the Limited Liability Company Agreement. The Managers shall act only as a Board or by designated committees, and the individual Managers shall have no power as such.

     3.2 Number and Term of Office. The number and classes of Managers constituting the entire Board of Managers shall be as provided by the terms of the Limited Liability Company Agreement. Each Manager (whenever elected) shall, subject to the terms of the Limited Liability Company Agreement, hold office until his or her earlier death, resignation, or removal. A Manager shall not be required to be a Unit Holder or a resident of the State of Delaware or State of California.

     3.3 Election of Managers. Except as provided in Section 3.12 hereof, or as otherwise provided in the Limited Liability Company Agreement, the appropriate class and number of Managers shall be elected at each annual meeting of Unit Holders. At each meeting of Unit Holders for the election of Managers, provided a quorum is present, the appropriate class and number of Managers to be elected thereat shall be elected by the vote of Unit Holders (entitled to vote thereon) set forth in the Limited Liability Company Agreement. The Limited Liability Company Agreement shall govern the election of specific classes of Managers.

     3.4 Annual and Regular Meetings. The annual meeting of the Board of Managers for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of Unit Holders at the place of such annual meeting of Unit Holders or at such other place as the Board of Managers may determine. Notice of such annual meeting of the Board of Managers need not be given. The Board of Managers from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meeting. Notice of regular meetings need not be given; provided, that if the Board of Managers shall fix or change the time or place of any regular meeting, notice of such action shall be mailed, given by telephone, hand delivered or sent by facsimile promptly, to each Manager who shall not have been present at the time of the meeting at which such action was taken. Notice of such action need not be given to any Manager who attends the first regular meeting after such action is taken without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Manager who submits a signed waiver of notice, whether before or after such meeting.

     3.5 Special Meetings; Notice. Special meetings of the Board of Managers shall be held whenever called by the Chairman of the Board, by the President or by a majority of the members of the Board of Managers, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Managers may be called on forty-eight (48) hours’ notice, if notice is given to each Manager personally or by telephone or facsimile, or on four (4) days’

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notice, if notice is mailed to each Manager. Unless otherwise indicated in the notice thereof, and subject to the terms of Limited Liability Company Agreement, any and all business may be transacted at any special meeting of the Board of Managers. Notice of any special meeting need not be given to any Manager who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Manager who submits a signed waiver of notice, whether before or after such meeting.

     3.6 Quorum; Voting. Subject to the terms of the Limited Liability Company Agreement and these Bylaws with respect to matters on which action may be taken without the presence of a quorum, at all meetings of the Board of Managers, the presence of a majority of the total authorized number of members of the Board shall constitute a quorum for the transaction of business. Except as otherwise required by law, and subject to the terms of the Limited Liability Company Agreement and these Bylaws (with respect to the required vote of disinterested Managers on certain specified matters or otherwise), the vote of a majority of the Managers present at any meeting at which a quorum is present shall be the act of the Board of Managers.

     3.7 Adjournment. A majority of the Managers present, whether or not a quorum is present, may adjourn any meeting of the Board of Managers to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 3.5 hereof shall be given to each Manager.

     3.8 Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if all members of the Board of Managers consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Managers.

     3.9 Regulations; Manner of Acting. To the extent consistent with applicable law and the terms of the Limited Liability Company Agreement, the Board of Managers may adopt such rules and regulations for the conduct of meetings of the Board of Managers and for the management of the property, affairs and business of the Company as the Board of Managers may deem appropriate.

     3.10 Action by Telephonic Communications. Members of the Board of Managers may participate in a meeting of the Board of Managers by means of conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

     3.11 Special Duties and Obligations of Managers; Resignations; Removal.

           (a) Subject to the terms of the Limited Liability Company Agreement, a Manager may resign at any time upon sixty (60) days prior notice to the Company; provided, however, that upon the effective date of the amendment to this Section 3.11 (June 26, 2002), a Manager may resign immediately upon notice to the Company. Any Manager who does not so resign shall thereafter be bound by this Section 3.11, as amended.

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           (b) A Manager, other than the CEO-Manager, may be removed by the Unit Holders only for Cause (as defined below), at an annual or special meeting of Members upon the Consent of more than two-thirds in interest (66-2/3%) of the total then outstanding Units and Preferred Units; provided, however, that no such Manager may be so removed if the votes against his or her removal would be sufficient to elect such Manager if such votes were voted cumulatively at a meeting where all Managers, other than the CEO-Manager, are being elected. “Cause” shall be defined for the purposes of this Section 3.11(b) as consisting of a felony or of conviction of a crime involving moral turpitude.

           (c) A Manager, other than the CEO-Manager, may be removed by the Board of Managers either

i.	for Cause (as defined in Section 3.11(b)), or

ii.	for a violation of the Special Rules for Managers (as defined in Section 3.11(d) below).

Removal by the Board of Managers pursuant to this Section 3.11(c) may be at an annual, regular or special meeting of the Board of Managers, upon the vote in favor of such removal for Cause or for a violation of the Special Rules for Managers by a majority of the Managers then holding office not counting the Manager subject to removal (i.e., if 10 Managers are in office, a Manager may be removed by the affirmative vote of five Managers).

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           (d) Each of the following items are Special Rules for Managers. In addition to any other legal or equitable remedies the Company may have for a violation of the Special Rules for Managers, pursuant to Section 3.11(c), the Board of Managers may remove a Manager for a violation of any of the following items:

i.	A Manager (during a Manager’s term of office and thereafter) shall preserve the confidentiality of the Company’s Confidential Information (as defined in Section 3.11(e) below).

ii.	A Manager who is contacted by any person interested (an “Interested Person”) in obtaining control of the Company or the Company’s assets (an “Indication of Interest”) shall instruct the Interested Person to contact the Company’s Chief Executive Officer.

iii.	A Manager shall not solicit any person to make an offer to obtain control of the Company or the Company’s assets.

iv.	No Manager shall engage in any direct or indirect discussions or negotiations with any Interested Person, or any representatives of any Interested Person, about an Indication of Interest, except during a Board of Managers meeting at which such Interested Person (and/or such Interested Person’s representatives) has been invited by either the CEO-Manager or a majority of the Managers then holding office, other than

a. the Chairman of the Board;

b. the CEO-Manager;

c. a Manager authorized by the CEO-Manager; or

d. a Manager authorized by a majority of the Managers then holding office.

Nothing in this Section 3.11(d)(iv) shall prevent a Manager from discussing with any person, including an Interested Person, the sale of Units and Preferred Units beneficially owned by the Manager or otherwise reported by the Manager to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act, subject to compliance with applicable law and the balance of this Section 3.11.

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           (e) “Confidential Information” as used in Section 3.11(d) herein shall mean:

i.	information that derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use, and which is subject to efforts that are reasonable under the circumstances to maintain its confidentiality;

ii.	information received under express or implied conditions of confidentiality;

iii.	all information received by a Manager in his or her capacity as a Manger, including, but not limited to, written material furnished to the Board of Managers by the Company or the Company’s advisors, information provided to the Board of Managers at a Board of Managers meeting, whether verbally or in writing, and all communications received by a Manager from Interested Persons; or

iv.	any other information concerning the Company’s business, the unauthorized disclosure of which could be detrimental to the interests of Company.

     In addition to the specific items set forth in Section 3.11(e)(iii) above, by example and without limitation, Confidential Information also includes any and all information concerning real estate appraisals or valuations, forecasts or projections, unpublished financial information and budgets. This information may be contained in materials such as reports, board minutes or board materials, or may constitute unwritten information.

     Notwithstanding the foregoing, “Confidential Information” shall not include any information that a Manager can demonstrate is public knowledge (through no fault of the Manager).

     3.12 Vacancies and Newly Created Managerships. Subject to the terms of the Limited Liability Company Agreement, if any vacancies shall occur in the Board of Managers, by reason of death, resignation, removal or otherwise, or if the authorized number of Managers shall be increased by the Board of Managers, the Managers then in office shall continue to act, and such vacancies and newly created Managerships may be filled by a majority of the Managers then in office, although less than a quorum. A Manager elected to fill a vacancy or a newly created position on the Board shall hold office until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. Any such vacancy or newly created position on the Board of Managers also may be filled at any time by vote of Unit Holders pursuant to the terms of the Limited Liability Company Agreement and Section 3.3 hereof. In the event that a vacancy on the Board of Managers is filled pursuant to the terms of this Section 3.12, any such replacement shall assume the term of his/her predecessor. The Limited Liability Company Agreement establishes the size of the Board and within these limits, the Board, by resolution, may expand or decrease the size of the Board; provided, however, that a Manager

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cannot be removed from office on account of a reduction in the size of the Board until his or her term of office ends.

     3.13 Books and Records.

           (a) The Board of Managers shall cause to be kept complete and accurate books and records of account of the Company. The books of the Company (other than books required to maintain Capital Accounts) shall be kept on a basis that permits the preparation of financial statements in accordance with federal income tax accounting and generally accepted accounting principles, and shall be made available to the Board of Managers for review from time to time, at the principal business office of the Company, for a purpose reasonably related to a Manager’s position as a manager (within the meaning of the Act) of the Company.

           (b) The Company shall maintain at its principal business office the following information: (i) a current list of the full name and last known business or mailing address of each Unit Holder and Manager, set forth in alphabetical order, (ii) a copy of the Certificate, the Limited Liability Company Agreement and Bylaws including all amendments thereto, and executed copies of all powers of attorney pursuant to which the Limited Liability Company Agreement or any amendment thereto has been executed, (iii) copies of the Company’s federal, state and local income tax returns and reports, for each fiscal year of the Company, (iv) copies of any financial statements of the Company for the three most recent years (or for such number of years as shall be necessary to afford a Unit Holder full information regarding the financial condition of the Company), (v) true and full information regarding the status of the business of the Company, (vi) true and full information regarding the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Unit Holder and which each Unit Holder has agreed to contribute in the future, and the date on which each became a Unit Holder, and (vii) all other records and information required to be maintained pursuant to the Act. A Unit Holder desiring to review any of the foregoing information must, prior to being given access to such information, make a written request on the Board of Managers or President of the Company for permission to review such information. Such written request shall include the following information: (i) the name and record address of such Unit Holder; (ii) the class and number of Units and Preferred Units owned by such Unit Holder; and (iii) a detailed description of the reason(s) that the Unit Holder desires to obtain the information and the purpose or purposes for which the Unit Holder will use the information. No Unit Holder shall be permitted to review or receive any information requested in accordance with this Section 3.13(b) until such Unit Holder enters into a written agreement, in such form and substance as shall be satisfactory to the Chief Executive Officer or her or his designee, not to disclose to or use for the benefit of, in whole or in part, any third party the contents of the information provided to such Unit Holder pursuant to this Section. The Unit Holder’s rights to obtain any of the foregoing information shall also be subject to any other reasonable standards (including standards governing what information and documents are to be furnished at what time and locations and at whose expense) as shall be established by the Board of Managers from time to time.

           (c) Notwithstanding anything contained in the foregoing to the contrary, but subject to the provisions of the Act, the Board of Managers each has the right to keep confidential from the Unit Holders, for such period of time as the Board of Managers or President deems reasonable, any information which the Board of Managers or President

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reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers or President in good faith believes is not in the best interest of the Company or could damage the Company or its business or which the Company is required by law or by agreement with a third party to keep confidential.

     3.14 Reports. Forthwith upon request, the Board of Managers shall, at the cost and expense of the Company, cause the officers of the Company to furnish to each Manager such information bearing on the financial condition and operations of the Company as any such Manager may from time to time reasonably request for a purpose reasonably related to a Manager’s position as a “manager” (within the meaning of the Act) of the Company, provided however, that such Manager shall hold and maintain all such information in confidence unless otherwise approved in advance by the Board of Managers.

     3.15 Compensation to Managers. Compensation for any Manager shall be determined by the affirmative vote of a majority of the Managers. Upon submission of appropriate documentation, the Company shall reimburse Managers for all reasonable costs and expenses incurred by each Manager in the performance of his/her duties as a Manager of the Company.

     3.16 Reserves. The Board of Managers may from time to time in its discretion establish reasonable cash reserves.

     3.17 Committees of the Board of Managers. The Board of Managers may, from time to time, establish committees of the Board of Managers to exercise such powers and authorities of the Board of Managers and to perform such other functions, as the Board of Managers may from time to time determine by resolution. Such committees may include, for example, an Audit Committee. Such committees shall be composed of two or more Managers, and, in the case of the Audit Committee if one is created, such Managers shall be independent Managers. The Chairman of the Board shall appoint the chairman of each such committee, and the Board of Managers shall appoint the remaining members of the committee.

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ARTICLE IV
OFFICERS

     4.1 Number. The officers of the Company will consist of a Chairman of the Board, a President, a Secretary, a Chief Financial Officer and, if deemed necessary, expedient, or desirable by the Board of Managers, one or more Assistant Secretaries, one or more Assistant Financial Officers, and such other officers with such titles as the resolution of the Board of Managers choosing them will designate.

     4.2 Election. Unless otherwise determined by the Board of Managers, officers of the Company will be elected by the Board of Managers at the annual meeting of the Board of Managers, and will be elected to hold office until the next succeeding annual meeting of the Board of Managers. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Managers. Each officer will hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

     4.3 Salaries. The salaries of all officers, employees and other agents of the Company will be fixed by the Board of Managers, or by the officer or officers designated by the Board of Managers to establish such salaries.

     4.4 Resignation, Vacancies and Removal. Subject to any employment contractual arrangements that may be in place with the Company, any officer may resign at any time by giving written notice of resignation, signed by such officer, to the Board of Managers, at the Company’s principal office. Unless otherwise specified therein, such resignation will take effect upon delivery. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise, will, subject to the terms of the Limited Liability Company Agreement, be filled by the Board of Managers. Subject to any employment contractual arrangements that may be in place with the Company, all officers, agents and employees of the Company will be subject to removal with or without cause at any time by the affirmative vote of a majority of all members of the Board of Managers then in office.

     4.5 Authority and Duties of Officers. The officers of the Company shall have such authority and shall exercise such powers and perform such duties as may be specified in the Limited Liability Company Agreement, in these Bylaws or from time to time by the Board of Managers, except that in any event each officer shall exercise such powers and perform such duties as may be required by law. The express powers and duties set forth below for each officer shall not restrict nor be in limitation of any powers or duties that may be delegated to any such officer by the Board of Managers or the President.

     4.6 The Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Unit Holders and of the Board of Managers at which he or she is present. The Chairman of the Board (a) shall perform all of the duties usually incident to such office (analogizing to the office of chairman of the board of directors of a Delaware corporation), subject to the direction of the Board of Managers and (b) shall perform such other duties as may from time to time be assigned by the Board of Managers to the Chairman of the Board.

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     4.7 The President. The President shall be the Chief Executive Officer of the Company, shall have general control and supervision of the policies and operations of the Company, and shall see that all orders and resolutions of the Board of Managers are carried into effect. He or she shall manage and administer the Company’s business and affairs. In the event of the absence of disability of the Chairman of the Board, the President shall preside at all meetings of the Unit Holders and of the Managers at which he or she is present. He or she shall have the authority to sign, in the name and on behalf of the Company, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Company, and together with the Secretary, Chief Financial Officer or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Company, if any, is affixed, subject to any requirements for prior approval of the Board of Managers and/or the Unit Holders contained in the Act or in the Limited Liability Company Agreement. He or she shall have the authority to cause the employment or appointment of such employees and agents of the Company as the conduct of the business of the Company may require, and to remove or suspend any employee or agent elected or appointed by him or her. The President shall perform such other duties and have such other powers as the Board of Managers may from time to time prescribe.

     4.8 The Vice President. If one or more Vice-Presidents is elected, he/they shall perform the duties of the President in his absence (in their order of rank) and such other duties as may from time to time be assigned to them by the Board of Managers or the President.

     4.9 The Secretary. The Secretary shall have the following powers and duties: (a) keep or cause to be kept a record of all the proceedings of the meetings of Unit Holders and of the Board of Managers in books provided for that purpose; (b) cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by law; (c) be the custodian of the records of the Company; (d) properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the terms of the Limited Liability Company Agreement or these Bylaws; (e) have charge of the books and ledgers of the Company and cause the books to be kept in such manner as to show at any time the Units and Preferred Units of all Unit Holders, the names (alphabetically arranged) and the addresses of the Unit Holders, the Units and Preferred Units held by such Unit Holders, and the date as of which each became a Unit Holder; (f) sign (unless the Chief Financial Officer, an Assistant Financial Officer or Assistant Secretary shall have signed) certificates (if any) representing Units and Preferred Units, the issuance of which shall have been authorized by the Limited Liability Company Agreement; and (g) perform, in general, all duties incident to the office of Secretary (analogizing to the office of secretary of a Delaware corporation) and such other duties as may be assigned to him or her from time to time by the Board of Managers or the President.

     4.10 Chief Financial Officer. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the corporation as may be

16

ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

     4.11 Additional Officers. The Board of Managers may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Managers. The Board of Managers from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him or her, for or without cause.

     4.12 Failure to Elect. A failure to elect officers shall not dissolve or otherwise affect the Company.

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ARTICLE V
NOTICE, WAIVERS OF NOTICE

     5.1 Notice, What Constitutes. Except as otherwise provided by applicable law, any provision of the Limited Liability Company Agreement or these Bylaws which requires notice to be given to any Manager or Unit Holder of the Company shall not be deemed or construed to require personal notice (unless otherwise expressly provided therein), such notice may be given in writing and delivered by telecopy, first or second class mail or Federal Express or similar expedited commercial carrier, addressed to such Manager or Unit Holder at his address as it appears on the records of the Company, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same is received or deposited in the U.S. mail or with Federal Express or similar expedited commercial carrier or at the time it is telecopied.

     Whenever any notice is required to be given by the terms of the Limited Liability Company Agreement or these Bylaws to any Unit Holder, to whom (a) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such Unit Holder during the period between such two consecutive annual meetings, or (b) all, and at least two, distributions (if sent by first class mail, Federal Express or similar expedited commercial carrier) during a twelve (12)-month period, have been mailed addressed to such Unit Holder at his address as shown on the records of the Company and have been returned undeliverable, the giving of such notice to such Unit Holder shall not thereafter be required. Any action or meeting which shall be taken or held without notice to such Unit Holder shall have the same force and effect as if such notice had been duly given.

     If any such Unit Holder shall deliver to the Company a written notice setting forth his then current address, the requirement that notice be given to such Unit Holder shall be reinstated.

     5.2 Waivers of Notice. Except as otherwise provided by the terms of these Bylaws, whenever any notice is required to be given under the terms of the Limited Liability Company Agreement or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Except as otherwise provided by applicable law, the terms of the Limited Liability Company Agreement or these Bylaws, neither the business to be transacted at, nor the purpose of, any regular or special meeting of Unit Holders, Managers or members of a committee of Managers need be specified in any written waiver of notice of such meeting.

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ARTICLE VI
REGISTRATION, TRANSFER OF MEMBERSHIP
INTERESTS, RESTRICTIONS ON TRANSFER

     6.1 Registration. The Company shall keep or cause to be kept on behalf of the Company a register in which, subject to such reasonable regulations as it may prescribe from time to time and subject to the provisions of this Section 6.1, the Company will provide for the registration and transfer of Membership Interests. The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering Units and Preferred Units and Transfers of such Units and Preferred Units as herein provided. The Company shall not recognize Transfers of Membership Interests unless such Transfers are affected in the manner described in this Article 6. The Board of Managers may from time to time by resolution appoint

           (a) one or more Transfer Agents and registrars for the Units and Preferred Units of the Company,

           (b) a plan agent to administer any employee benefit, distribution reinvestment, or similar plan of the Company, and

           (c) a distribution disbursing agent to disburse any and all distributions authorized by the Board and payable with respect to the Units and Preferred Units of the Company.

The Board of Managers shall also have authority to make such other rules and regulations, not inconsistent with applicable law, the terms of the Limited Liability Company Agreement or these Bylaws, as it seems necessary or advisable with respect to the issuance, Transfer and registration of Units and Preferred Units.

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     6.2 No Certificates. All Membership Interests in the Company shall be uncertificated, unless the Board determines to have the Membership Interests issued in the form of Unit and Preferred Unit Certificates. If the Board determines to issue Unit and Preferred Unit Certificates, the Board shall amend these Bylaws and/or the Transfer Application to impose reasonable conditions related to the Unit and Preferred Unit Certificates.

     6.3 Substituted Member; Assignees.

           (a) Until admitted as a Substituted Member pursuant to this Section 6.3, the Transferee of a record holder of a Membership Interest who has properly executed and delivered a Transfer Application to the Company shall be an Assignee in respect of such Membership Interest. Members may include custodians, nominees of any other individual or entity in its own or any representative capacity.

           (b) A Transferee of a Membership Interest who has completed and delivered a Transfer Application shall be deemed to have

1.	requested admission as a Substituted Member,

2.	agreed to comply with and be bound by and to have executed the Limited Liability Company Agreement,

3.	represented and warranted that such Transferee has the right, power and authority and, if an individual, the capacity to enter into the Limited Liability Company Agreement,

4.	granted the powers of attorney set forth in the Limited Liability Company Agreement,

5.	given the Consents and approvals and made the waivers contained in the Limited Liability Company Agreement, and

6.	directed the Secretary of the Company (or other Person designated by the Board of Managers) to execute the Limited Liability Company Agreement on such Person’s behalf which shall be deemed to be a sufficient act to comply with the requirements of Section 18-101(7)(a) of the Act to cause that Person to become an Assignee and to bind that Person to the terms and conditions of the Limited Liability Company Agreement.

           (c) Unless and until a duly executed Transfer Application is delivered by the Transferee to the Company with respect to such Units or Preferred Units, the transferor will be deemed to be the owner of record thereof for all purposes of this Agreement, including, without limitation, the allocation of profits and losses and the party to whom distributions will be made. Each Transferee of a Membership Interest (including any nominee holder or an agent acquiring such Membership Interest for the account of another Person) who executes and delivers a Transfer Application shall, by virtue of such execution and delivery, be an Assignee and be

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deemed to have applied to become a Substituted Member with respect to the Membership Interests so Transferred to such Person. Such Assignee shall become a Substituted Member

1.	at such time as the Board of Managers, or its designate, consents thereto, which consent may be given or withheld in the Board of Manager’s discretion, and

2.	when any such admission is shown on the books and records of the Company.

           If such Consent is withheld, such Transferee shall be an Assignee. An Assignee shall have an interest in the Company equivalent to that of a Member with respect to allocations and distributions, including liquidating distributions, of the Company. With respect to voting rights attributable to Membership Interests that are held by Assignees, the Board of Managers shall be deemed to be the Member with respect thereto and shall, in exercising the voting rights in respect of such Membership Interests on any matter, vote such Membership Interests at the written direction of the Assignee who is the holder of such Membership Interests. If no such written direction is received, such Membership Interests will not be voted. An Assignee shall have no other rights as a Member.

           (d) If any Membership Interest is Transferred to a Transferee by operation of law (in any manner or by any means) and not otherwise in compliance with this Article 6, the acceptance by such Transferee of any interest in or benefits of such Transferred Units and Preferred Units shall be deemed to be a sufficient act to comply with Section 18-101(7)(a) of the Act and shall have the same consequences as set forth in Section 6.3(b)(6), and such Transferee shall provide such information as reasonably requested by the Company to properly maintain its books and records and to comply with applicable law, and if the Company determines that it does not have sufficient information, the Company may make any assumption relating thereto as it may determine in its sole discretion.

     6.4 Date to Recognize Transfers. From time to time, the Company may, in its sole discretion, adopt, amend or replace procedures for determining the date to recognize a Transfer of Units or Preferred Units, notwithstanding

           (a) the receipt of a duly executed Transfer Application subsequent to the date of the Transfer, or

           (b) the receipt of notice in appropriate form in accordance with applicable law of a Transfer by operation of law subsequent to the date of the Transfer.

     6.5 Reliance on Transfer Application. The Company may conclusively rely upon any Transfer Application that is completed in material conformity with the instructions thereto or any other evidence of authority described in the Transfer Instructions, without any duty to investigate or inquire into the validity or veracity of the Transfer.

     6.6 Rights of Transferee. In accordance with Section 6.3, the transferor shall be deemed to have given the Transferee the right to seek admission as a Substituted Member subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a

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Membership Interest shall, however, only have the authority to convey to a purchaser or other Transferee who does not execute and deliver a Transfer Application

           (a) the right to negotiate such Membership Interest to a purchaser or other Transferee and

           (b) the right to Transfer the right to request admission as a Substituted Member to such purchaser or other Transferee in respect of the Transferred Membership Interests.

     6.7 Lender Ownership Limit.

           (a) No Lender (as defined below) may own Units or Preferred Units nor shall Units and Preferred Units be accepted, purchased, or in any manner acquired by any Lender if such issuance or Transfer would result in a Lender owning Units or Preferred Units.

           (b) If any Units or Preferred Units are accepted, purchased, or in any manner acquired by any Lender resulting in a violation of Section 6.7(a) hereof, any such purchase or acquisition shall be null and void with respect to such Units or Preferred Units (“Excess Units”). If the last clause of the foregoing sentence is determined to be invalid by virtue of any legal decision, statute, rule or regulation, such Lender shall be conclusively deemed to have acted as an agent on behalf of the Company in acquiring the Excess Units and to hold such Excess Units on behalf of the ultimate owner of such Excess Units. Any Lender who receives any distribution paid on account of Excess Units shall hold and retain such distributions as agent for the ultimate owner of such Excess Units.

           (c) While the Excess Units are so held on behalf of the ultimate owner of such Excess Units, such Excess Units shall not have any voting rights and shall not be considered for purposes of any Member vote and/or for determining a quorum for such a vote. The Excess Units shall be treated as outstanding Units or Preferred Units.

           (d) In the event that a Member knowingly holds Excess Units and the other Members’ basis for federal income tax purposes is reduced, such Member shall be required to indemnify the Company for the full amount of any damages and expenses (including the Company’s estimate of the costs (including tax costs) to the other Members, reasonable attorneys’ fees and administrative costs) resulting from the shift of basis for federal income tax purposes.

           (e) Upon discovering the ownership of any Excess Units, the Board of Managers may

1.	Cause the Company to immediately redeem such Excess Units at the Redemption Price (as defined below) or

2.	Grant the holder thereof thirty (30) days to Transfer such Excess Units to any Person whose ownership of such Excess Units would not result in a violation of Section 6.7(a) hereof.

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           Upon such permitted Transfer, the Company shall pay or distribute to the Transferee any distributions on the Excess Units not previously paid or distributed. If such Excess Units are not Transferred within such thirty (30)-day period, the Company will redeem such Units and Preferred Units at the Redemption Price (as defined below). For purposes of this Section 6.7(e), the “Redemption Price” shall mean the lesser of the price paid for such Excess Units by the Member in whose possession the redeemed Units and Preferred Units were Excess Units or the Book Value of the Excess Units represented by the positive balance in the Capital Account relating to such Units and Preferred Units. For purposes of this Section 6.7(e), the term “Lender” shall mean

1.	Any Person who is currently owed money by the Company in an amount exceeding Five Hundred Thousand Dollars ($500,000), and

2.	Any Person related to a Person described in (1) above under the rules of Treasury Regulation Section 1.752-4(b).

           The Board of Managers may exempt a Lender from the provisions of this Section 6.7 upon receipt of an opinion of counsel that other Members will not suffer any material negative affects as a consequence of such Lender’s owning Units or Preferred Units.

           If any provision of this Section 6.7 or any application thereof is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

     6.8 Record Holder of Units and Preferred Units. Except as otherwise provided by applicable law, the terms of the Limited Liability Company Agreement, or the Bylaws, the Company

           (a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of Units and Preferred Units to receive distributions and to vote as such owner and

           (b) shall not be bound to recognize any equitable or other claim to or interest in such Units or Preferred Units on the part of any other person, whether or not it shall have express or other notice thereof.

     The Company may treat a fiduciary as having capacity and authority to exercise all rights of ownership in respect of Units and Preferred Units held by such fiduciary in the name of a decedent holder, a person, firm or corporation in conservation, receivership or bankruptcy, a minor, an incompetent person, or a person under disability, as the case may be, for whom such fiduciary is acting, and the Company, its Transfer Agent and its registrar, if any, upon presentation of evidence of appointment of such fiduciary shall be under no duty to inquire as to the powers of such fiduciary and shall not be liable for any loss caused by any act done or omitted to be done by the Company or its Transfer Agent or registrar, if any, in reliance thereon.

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     6.9 Determination of Unit Holders of Record. In order that the Company may determine the Unit Holders entitled to notice of or to vote at any meeting of Unit Holders or any adjournment thereof, or to express consent to the Company’s actions in writing without a meeting, or entitled to exercise any rights in respect of any change, conversion or exchange of Units and Preferred Units, or for the purpose of any other lawful action, the Board of Managers may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) calendar days before the date of such meeting, nor more than sixty (60) calendar days prior to any other action.

           If no record date is fixed:

           (a) The record date for determining Unit Holders entitled to notice of or to vote at a meeting of Unit Holders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

           (b) The record date for determining Unit Holders entitled to express consent to limited liability company action in writing without a meeting, when no proper action by the Board of Managers is necessary, shall be the day on which the first written consent is expressed.

           (c) The record date for determining Unit Holders for any other purpose shall be at the close of business on the day on which the Board of Managers adopts the resolution relating thereto.

           A determination of Unit Holders of record entitled to notice of or to vote at a meeting of Unit Holders shall apply to any adjournment of the meeting; provided, that the Board of Managers may fix a new record date for the adjourned meeting.

     6.10 Current Transfer Restrictions.

     The transfer restrictions in this section 6.10 are set forth in Part B of the company’s Transfer Application and were adopted by the Unit Holders on [June 25,] 2003 and incorporated by reference into Article 6 of the Limited Liability Company Agreement (the “Current Transfer Restrictions”):

           (a) Unless waived in an individual case by the Company for good cause shown, no Transfer Application shall be deemed received by the Company or by its Transfer Agent prior to the close of business on the thirtieth (30th) calendar day following the Company’s receipt of all parts of a Transfer Application, fully completed, duly executed by the parties thereto and in a form satisfactory to the Company. Until that time, no event which is deemed by the Limited Liability Company Agreement or the Bylaws to occur upon the Company’s receipt of such a Transfer Application shall be deemed to have occurred. By way of illustration, and not of limitation, the proposed Transferee shall not be considered a Transferee or Assignee, and shall not have the right to seek admission as a Substituted Member, prior to that date. Moreover, no Transfer shall be effective as between the proposed Transferor and the proposed Transferee prior to that date. In connection with any Transfer Application, the Transferor and Transferee shall promptly provide such additional information as the Company may request. The Company shall not recognize or register any Transfer that fails to comply with the foregoing requirements, nor

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shall the Company forward any part of the Transfer Application to the Company’s Transfer Agent for registration of the Transfer. This Paragraph (a) shall not be applicable to any Transfer effected by will or last testament or by the laws of descent and distribution, and this Paragraph (a) shall not apply to any Transfer as to which the proposed Transferor is a tax-exempt entity; provided that the other provisions of this section shall be fully applicable in the case of such proposed Transfers.

           (b) Except as may be authorized by the Board of Managers prior to a Transfer, by vote of a majority of the Managers then holding office, no Person may acquire, by any means, Beneficial Ownership (as defined below) of any Unit or Preferred Units if, as a result of such acquisition, such Person would become the Beneficial Owner (as so defined) of ten percent (10%) or more of the outstanding Units and Preferred Units of the Company (the “Ownership Limit”). Notwithstanding the foregoing, no Person shall be deemed to have exceeded the Ownership Limit as the result of an acquisition of Units or Preferred Units by the Company which, by reducing the number of Units or Preferred Units outstanding, increases the proportionate number of Units and Preferred Units beneficially owned by such Person to ten percent (10%) or more of the Units and Preferred Units then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of ten percent (10%) or more of the Units and Preferred Units then outstanding by reason of Unit and Preferred Units purchases by the Company and shall, after such Unit and Preferred Units purchases by the Company, become the Beneficial Owner of any additional Units and Preferred Units, then such Person shall be deemed to have exceeded the Ownership Limit by the amount of such additional purchase.

           A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” any Units or Preferred Units:

1.	which such Person or any of such Person’s Affiliates or Associates (as such terms are defined below) Beneficially Owns, directly or indirectly; or

2.	which such Person or any of such Persons’ Affiliates or Associates has

(A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own,” Units or Preferred Units tendered pursuant to a tender or exchange offer made on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered Units or Preferred Units are accepted for purchase or exchange; or

25

(B) the right to vote or to have voted pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” any Units or Preferred Units if the agreement, arrangement or understanding to vote such Unit or Preferred Units (1) consists solely of a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (2) is not then reportable pursuant to Section 13(d) under the Exchange Act (or any comparable or successor provision); or

3.	which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso in clause (B) of the preceding paragraph (b)2) or disposing of any Units or Preferred Units of the Company.

           “Affiliate” shall have the meaning set forth in the Limited Liability Company Agreement, and “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on November 9, 2001.

           (c) Any Transfer that would result in a violation of the Ownership Limit shall be void ab initio as to the Transfer of such number of Units and Preferred Units that would cause the violation of the Ownership Limit, and the proposed Transferee (the “Disqualified Holder”) shall acquire no rights in such Units and Preferred Units. If the foregoing Transfer Restriction shall be determined by a court having jurisdiction to do so to be beyond the power of the Board to effectuate or invalid, prohibited or unenforceable for any other reason, then upon any event that results in a violation of the Ownership Limit, the Units and Preferred Units in excess of the Ownership Limit shall be deemed to have been transferred to the Company or its designee, not as beneficial owner but in trust (the “Trust”) and as trustee for the exclusive benefit of such Disqualified Holder and the beneficiary or beneficiaries to whom an interest in such Trust may later be transferred.

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1.	The Disqualified Holder shall retain the right to receive allocations and distributions with respect to Units and Preferred Units held in the Trust in accordance with the terms of the Limited Liability Company Agreement, and for all tax purposes including the allocation of gain and losses with respect to the Units and Preferred Units, the Disqualified Holder will be treated as the Beneficial Owner of such Units and Preferred Units, except that such Disqualified Holder shall not be accorded any voting rights with respect to the Units and Preferred Units. Instead, Units and Preferred Units held in the Trust shall be voted solely by the trustee of the Trust. The trustee shall cast such votes for or against any proposition on which Unit Holders are entitled to vote (or, as to elections, in favor of each nominee) in the same proportion as all other Units and Preferred Units which are voted on such matters are voted.

2.	The Disqualified Holder may designate a beneficiary of an interest of Units or Preferred Units held in Trust (representing a specified number of Units and Preferred Units held by the Trust), if those Units and Preferred Units held in Trust plus the Units and Preferred Units Beneficially Owned by such beneficiary would not exceed the Ownership Limit if transferred to such beneficiary. Upon the designation of a beneficiary of an interest in the Trust, the corresponding number of Units and Preferred Units in the Trust shall be released to the beneficiary. Notwithstanding the foregoing, prior to any transfer of any interest in the Trust, the Disqualified Holder and the designee must fully complete, duly execute and deliver to the Secretary of the Company all parts of a Transfer Application, which shall be subject to all the provisions of this section and of the Limited Liability Company Agreement and Bylaws to the same extent as if the Disqualified Holder were a Transferor of Membership Interests and the designee were a proposed Transferee.

3.	Any Trust created pursuant to the above provisions shall continue in effect until the earlier of the liquidation or dissolution of the Company in accordance with the terms of the Limited Liability Company Agreement or the transfer of all Units and Preferred Units out of the Trust in accordance with Paragraph (c)(2) above.

           It is the intention of the Board of Managers that if any particular provision of the foregoing Transfer Restrictions shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of the Transfer Restrictions or affecting the validity or enforceability of the Transfer Restrictions or affecting the validity or

27

enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of the Transfer Restrictions or affecting the validity or enforceability of such provision in any other jurisdiction.

     6.11 Additional Restrictions on Transfer.

           (a) Notwithstanding the other provisions of this Article 6, no Transfer of any Membership Interests shall be made if such Transfer would

1.	Violate the then applicable federal or state securities laws or rules and regulations of the Securities and Exchange Commission, any state securities commission or any other governmental authority with jurisdiction over such Transfer,

2.	Terminate the existence or qualification of the Company under the laws of the jurisdiction of its formation, or

3.	Cause the Company to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes.

           (b) The Board of Managers may amend or modify the Current Transfer Restrictions or impose additional restrictions on the Transfer of Membership Interests if the Board

1.	Determines based upon a subsequent opinion of counsel that such restrictions are necessary to avoid a significant risk of the Company being treated as an association taxable as a corporation or otherwise being taxed as an entity, or

2.	Determines, in good faith, that such action is in the best interest of the Company and the Members, collectively.

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ARTICLE VII
GENERAL PROVISIONS

     7.1 Contracts, etc. Except as otherwise provided by applicable law, the terms of the Limited Liability Company Agreement or these Bylaws, the Board of Managers may authorize any officer or officers, any employee or employees, or any agent or agents, to enter into any contract or to execute, acknowledge or deliver any agreement, deed, mortgage, bond or other instrument in the name of an on behalf of the Company, and to affix the Company’s seal, if any, thereon. Such authority may be general or confined to specific instances.

     7.2 Checks. All checks, notes, obligations, bills of exchange, acceptances or other orders in writing shall be signed by such person or persons as the Board of Managers may from time to time designate by resolution, or by those officers of the Company given such express authority by the terms of these Bylaws.

     7.3 Company’s Seal. The Company’s seal, if any such seal is approved by the Board of Managers, shall have inscribed thereon the name of the Company and the year of its formation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

     7.4 Deposits. All funds of the Company shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Board of Managers may approve or designate, and all such funds shall be withdrawn only upon checks or other orders signed by such one or more officers, employees or agents as designated in the Limited Liability Company Agreement, in these Bylaws or from time to time by the Board of Managers.

     7.5 Amendment of Bylaws. Except as otherwise provided by the terms of the Limited Liability Company Agreement, these Bylaws may be amended, modified or repealed, or new Bylaws may be adopted, by the affirmative vote of a majority of all members of the Board of Managers then in office at any regular meeting of the Board of Managers, or at any special meeting thereof, if notice of such amendment, modification, repeal, or adoption of new Bylaws is contained in the notice of such special meeting.

     7.6 Limited Liability Company Agreement. In the event of a conflict between the provisions of these Bylaws and the provisions of the Limited Liability Company Agreement or of applicable law or regulation, the terms of the Limited Liability Company Agreement, such law or such regulation respectively, shall control. Any terms not defined herein shall have the meaning set forth in the Limited Liability Company Agreement.

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EXHIBIT C: FORM OF TRANSFER APPLICATION

Including TRANSFER INSTRUCTIONS (each as amended on June 25, 2003)

APPLICATION FOR TRANSFER OF UNITS
OF
JCM PARTNERS, LLC

•	This Application for Transfer of JCM units consists of two parts, Part A and Part B.

•	Each part must be fully completed by the proposed Transferor (Seller) and proposed Transferee (Buyer) as set forth in this Application for Transfer.

•	Applications for Transfer that do not include both Part A and Part B, fully completed and executed by all parties, shall not be accepted by the Company, nor will the transfer of units be registered or become effective.

•	Completed Applications for Transfer should be sent to the Company at the address below:

JCM Partners, LLC P.O. Box 3000 Concord, CA 94522-3000 Attn: Shareholder Services

•	If you have any questions regarding this Application for Transfer, please contact Shareholder Services at (888)-880-1966.

•	Any proposed transfer is subject to certain restrictions adopted by the JCM Board of Managers on November 9, 2001 and approved by the Members on June 25, 2003, which are summarized in Part B of this Application for Transfer.

APPLICATION FOR TRANSFER, PART A

Transferor’s (Seller’s) Application for Transfer – Part A, Section 1

To:	JCM Partners, LLC P.O. Box 3000 Concord, CA 94522-3000 Attn: Shareholder Services	Transaction Reference Number: (OPTIONAL-SEE INSTRUCTION 2)

Transfer fee: N/ C payable to The Bank of New York.

The transferor hereby makes application to transfer and assign, subject to the Company’s rights, to the transferee all rights and interests, as set forth in the limited liability company below and for the transferee to succeed to such interest as a Substitute Member, successor in interest, or assignee.

JCM PARTNERS, LLC	FUND 1

FULL NAME OF LIMITED LIABILITY COMPANY

Complete ID Information: complete at least one of the following (see Instruction 3).	Quantity Must be completed.Number of units to be transferred:	Optional Number of units to be held after transfer:
LLC ID#: 943364323

Registration Information:

Indicate exactly as shown on Company records (see instruction 4.)
Membership interests are currently registered as follows:

NAME OF TRANSFEROR
Tax Identification Information complete applicable sections (see instruction 5)
ADDRESS OF RECORD	Social Security or Tax ID#:

TELEPHONE	Custodian/ Trustee Tax ID#:

Broker/ Dealer (OPTIONAL)

NAME OF FIRM	REGISTERED REPRESENTATIVE
ADDRESS	TELEPHONE
CLIENT ACCOUNT NUMBER
WIRE CODE (OPTIONAL)

Transferor’s (Seller’s) Application for Transfer – Part A, Section 1 (cont’d)

Certification

The transferor hereby certifies and represents possession of valid title and all requisite power to assign such interests and that assignment is in accordance with applicable laws and regulations and further certifies, under penalty of law, the following:

Reason for Transfer:

(Check one) For certain types of transfer additional documentation may be required.

Re-registration (Change of name, individual to trust, etc.)

Divorce

Gift

Sale (Indicate Amount of Consideration):

Death (Indicate Fair Market Value):

Other (Please specify):

Transferor Information (Check as many as apply)

I am not an officer or manager of the Company, and I am not related to (whether by blood or marriage), or have any ownership interest in, any officer, manager, or member of the Company.

-OR -

I am an officer of the Company.
I am a manager of the Company.
I have the following relationship with , an officer, manager, or member of the Company (describe):

Signature Execution:

Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Company Records (see instruction 7)

Transferor’s Signature:	Date:

Co-Transferor’s Signature:	Date:

If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.

Name(s):	Capacity: (Full Title)

Medallion Signature Guarantee

The signature must be guaranteed by a member of an approved Signature Guarantee Medallion Program.

Instructions for Proposed Transferor (Seller) – Part A

1. TRANSFER FORMS. To effect the requested transfer both transferor and transferee forms must be submitted together with Part B of the Application for Transfer.

2. TRANSACTION REFERENCE NUMBER. The use of this space is optional. The number placed in this space shall be internally generated by a broker or agreed upon by two or more brokers and shall correspond to Internal records tracking system(s).

3. COMPANY IDENTIFICATION. Limited Liability Company Tax ID is provided.

4. REGISTRATION. Indicate the exact name of registrant and include any custodial information. If a Custodial Account, address of record should be that of the custodian/trustee.

5. TAX INFORMATION. If a Custodial Account, Custodian/ Trustee’s and client’s tax numbers should be completed.

6. MEMBER ID NUMBER. This is the account number established at the Company. It may be obtained from the Registration Confirmation Form.

7. SIGNATURE EXECUTION. The signature must correspond with the name of the registered holder exactly as it appears on the Company records. Persons who sign as a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company or its agent in its sole discretion, must present satisfactory evidence of their authority to so act.

This Form, Part A of the Application for Transfer, together

with Part B of the Application for Transfer, should be
returned directly to the Company at the address set forth above.

2

Transferee’s (Buyer’s) Application For Transfer - Part A, Section 2

To:	JCM Partners, LLC	Transaction Reference Number:
P.O. Box 3000
Concord, CA 94522-3000
Attn: Shareholder Services
(OPTIONAL, SEE INSTRUCTION 2)

The transferee hereby makes application to accept, subject to the Company’s rights, from the transferor, all rights and interests, as set forth in the limited liability company below, and intends to succeed the transferor as a Substitute Member or Assignee and agrees to accept all the terms and conditions of the Company agreement and related documents.

JCM PARTNERS, LLC

FULL NAME OF LIMITED LIABILITY COMPANY

Company ID Information:	Quantity:
Complete at least one of the following (see Instruction 3)
	Complete both:	Do You Already
	Number of units to	own Units
LLC Tax ID#: 943364323	be acquired	(check one)
Yes No

Registration Type:

As you want it to appear in the Company record, for certain types of registration additional documentation may be required (check one).

Taxable Transferee:

Individual		Trust	Community Property

Joint Tenants With Right of Survivorship		Estate	Taxable Employee Plan

Tenants in Common		Partnership	Other

Tenants in Entirety		Uniform Gift/Trust to Minors Act

Corporation	State of

Tax Deferred/Exempt Transferee:

IRA Account	Tax Exempt Trust	Tax Exempt Employee Plan

SEP-IRA Account	Pension Plan	Money Purchase Pension Plan

Keogh	Profit Sharing Plan	Tax Exempt Under IRC501(c)(3)

Direct Transfer Rollover to IRA

Registration Information:

Account name and address as it is to appear on registration.
Membership interests are to be registered as follows:

NAME OF TRANSFEREE(S)

COUNTY OF RESIDENCE

ADDRESS	STATE OF RESIDENCE

TELEPHONE	CUSTODIAL ACCOUNT # (OPTIONAL)

(Check One:) _________ U.S. Citizen _________ Resident Alien _________ Non-Resident Alien

3

Transferee’s (Buyer’s) Application For Transfer – Part A, Section 2 (cont’d)

Secondary Address Information:

If custodial account, indicate investor’s mailing address. If other than custodial account, this address may be used for distribution and other purposes.

Tax Identification Information Complete applicable sections (see instruction 5) Social Security or Tax ID#: Custodian/Trustee Tax ID#:

Broker/Dealer (OPTIONAL) Registered Representative: ADDRESS	Telephone: Client Account Number: Wire Code (optional):

Certification: (see instruction 6). The transferee certifies, under penalty of law, as to the accuracy of the information contained herein and grants the following durable Power of Attorney: The undersigned hereby irrevocably makes, constitutes and appoints the Secretary of the Company with full power of substitution, his true and lawful attorney-in-fact, for him and his name, place and stead and for his use and benefit to execute and acknowledge and, to the extent necessary, to file and record: (a) the Limited Liability Company Agreement, as well as amendments thereto, under the laws of the applicable State and under the laws of any other state in which the Secretary of the Company deems it advisable to file such a certificate; (b) Any other instrument which may be required to be filed by the Company under the laws of any state or by any governmental agency, or which the Secretary of the Company deems it advisable to file; and (c) Any documents which may be required to effect the continuation of the Company, the admission of an additional or substituted Member or the dissolution and termination of the Company, provided such continuation, admission or dissolution and termination are in accordance with the terms of the Limited Liability Company Agreement.

Signature Execution: (see instruction 7). The foregoing grant of authority: (a) Is a Special Power of Attorney coupled with an Interest, is irrevocable and shall survive and not be affected by the subsequent death, incapacity or disability of the undersigned: (b) May be executed by the Secretary of the Company for each Member by a facsimile signature of one of the officers or with a single signature of one of its officers; (c) Shall be retained by the Secretary of the Company; and (d) Shall survive the delivery of any assignment by a Member of the whole or any portion of his Interest in the Company; except that where the transferee thereof has been approved by the Secretary of the Company for admission to the Company as a substituted Member, the Power of Attorney shall survive the delivery of such assignment for the sole purpose of enabling the Secretary of the Company to execute, acknowledge and file any instrument necessary to effect such substitution. In the event of any conflict between the provision of the Limited Liability Company Agreement and any document executed or filed by the Secretary of the Company pursuant to the power of attorney granted herein, the Limited Liability Company Agreement shall govern.

TRANSFEREE’S SIGNATURE	DATE

CO-TRANSFEREE’S SIGNATURE	DATE

Must be signed by the transferee as indicated in the registration section of this form. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation, or another acting in a fiduciary or representative capacity, please indicate capacity.

Medallion Signature Guarantee:

Signature must be guaranteed by a member of an approved Signature Guarantee Medallion Program.

Instructions for Proposed Transferee (Buyer) — Part A

1. TRANSFER FORMS. To effect the requested transfer, both transferee and transferor forms must be submitted together with Part B of the Application for Transfer.

2. TRANSACTION REFERENCE NUMBER. The use of this space is optional. The number placed in this space shall be internally generated by a broker or agreed upon by two or more brokers and shall correspond to internal records tracking system(s).

3. COMPANY IDENTIFICATION. Limited Liability Company Tax ID is provided.

4. REGISTRATION. Include any custodial information. If a Custodial account, address of record shall be that of the Custodian/ Trustee.

5. TAX INFORMATION. If a Custodial Account, Custodian/ Trustee’s and investor’s tax numbers should be completed. If individual, only Social Security number is required.

6. CERTIFICATION. If a Custodial/ Trustee account, indicate name of Custodian/ Trustee and Beneficial Owner.

7. SIGNATURE EXECUTION. Transferee(s) must sign their names exactly as they appear in the Registration section. Persons who sign as a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company or its agent in its sole discretion, must present satisfactory evidence of their authority to so act.

This Form, Part A of the Application for Transfer, together

with Part B of the Application for Transfer, should be
returned directly to the Company at the address set forth above.

4

Application For Transfer- Part B

APPLICATION FOR TRANSFER, PART B
Relating to Certain Restrictions
on Transfer of Units
of JCM Partners, LLC

To:	JCM Partners, LLC P.O. Box 3000 Concord, California 94522-3000

Attention: Shareholder Services

     This Form constitutes Form B of the Application for Transfer of Units or Preferred Units of JCM Partners, LLC (“the Company”). The Application for Transfer consists of two parts, Part A and Part B, which taken together, upon proper execution by both the proposed Transferor (“Proposed Transferor”) and the proposed Transferee (“Proposed Transferee”), constitute a complete Application for Transfer. Both forms should be sent to the Company at the above address.

     Unless otherwise noted, all capitalized terms used in the following paragraphs shall have the meanings set forth in the Company’s Amended and Restated Limited Liability Company Agreement, including any further amendments or restatements thereto (the “Agreement”) or as set forth in Exhibit A to Part B of this Application. Execution of this Application by both the Proposed Transferor and the Proposed Transferee is a prerequisite to the Company’s recognition of the validity of any transfer of its Units or Preferred Units.

     Proposed Transferor and Proposed Transferee understand and agree that any purported transfer made pursuant to Part A and Part B of this Application for Transfer is subject to restrictions (“the Current Transfer Restrictions”) originally adopted by the Board of Managers of the Company pursuant to its authority under the Agreement and the Company’s Bylaws and subsequently approved by the Members as set forth in Section 6.3 of the Agreement. Such Current Transfer Restrictions, incorporated herein and attached hereto as Exhibit A, are set forth in Article VI of the Company’s Bylaws. Among other items, such restrictions include provisions requiring that:

     1.     With certain exceptions, no transfer of membership interests shall be effective or recognized by the Company, no Transfer shall be registered by the Company, and no Proposed Transferee shall be considered a Transferee or an Assignee under the terms of the Agreement or have the right to seek admission as a Substituted Member prior to the end of the thirtieth (30th) day following the Company’s receipt of both Part A and Part B of this Application for Transfer, fully completed, duly executed, and in a form satisfactory to the Company; and

     2.     No Person may acquire, by any means, Units or Preferred Units of the Company if, as a result of such acquisition, such Person would become the Beneficial Owner of ten (10) percent or more of the Outstanding Units and Preferred Units of the Company.

     Proposed Transferor and Proposed Transferee agree be bound by and to comply with such Transfer Restrictions in connection with this proposal for transfer of Units or Preferred Units. Proposed Transferee further agrees to comply with such Transfer Restrictions in the future. Proposed Transferee hereby certifies, represents and warrants that Proposed Transferee does not Beneficially Own, and is not acquiring Beneficial Ownership of, other Units and Preferred Units which, when added to the Units and Preferred Units to which this Transfer Application relates, equal or exceed ten (10) percent of the Company’s outstanding Units and

Application For Transfer- Part B (con’t)

Preferred Units. Proposed Transferor and Proposed Transferee further agree promptly to provide the Company with any information that the Company requests in order to determine whether the Transfer Restrictions have been or would be violated.

     Proposed Transferor and Proposed Transferee further agree that their execution below constitutes an amendment to their contract of sale and purchase of the Company’s Units or Preferred Units (“Contract”) in that the acceptance by Proposed Transferor and Proposed Transferee of the Transfer Restrictions shall be incorporated into the Contract as conditions prerequisite to any contractual obligation to sell or purchase such Units or Preferred Units as if fully set forth therein. Proposed Transferor and Proposed Transferee accordingly agree that should the Contract be inconsistent with the Transfer Restrictions in any respect, the Contract shall be deemed amended to the extent necessary to remedy such inconsistency.

     Applications for Transfer that do not include this Part B, executed below by both Proposed Transferor and Proposed Transferee, shall not be accepted by the Company, and no purported transfer shall be effective or shall be recognized or registered by the Company.

Mark the appropriate boxes if applicable:

☐   Transfer has been effected by will or last testament or by operation of laws relating to descent and distribution.

☐   Proposed Transferor is a tax-exempt entity under federal and relevant state law.

[Please Proceed to Next Page]

2

Application For Transfer- Part B (con’t)

Each of the undersigned Proposed Transferor or Proposed Transferee, as applicable, certify, under penalty of law, that the undersigned has read and understood the foregoing, that all information the undersigned has provided herein is accurate, and that the undersigned’s execution below demonstrates the undersigned’s agreement as set forth above.

PROPOSED TRANSFEROR:

Print Legal Name

Signature of Owner	Date

Signature of Co-Owner	Date

If signature of Proposed Transferor is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in fact, agent(s), officer(s) of a corporation or other entity, or a person otherwise acting in a fiduciary or representative capacity, please provide the following:

Print Name	Capacity

Print Name	Capacity

PROPOSED TRANSFEREE:

Print Legal Name

Signature of Owner	Date

Signature of Co-Owner	Date

If signature of Proposed Transferee is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in fact, agent(s), officer(s) of a corporation or other entity, or a person otherwise acting in a fiduciary or representative capacity, please provide the following:

Print Name	Capacity

Print Name	Capacity

This Form, Part B of the Application for Transfer, together
with Part A of the Application for Transfer, should be
returned directly to the Company at the address set forth above.

3

[EXHIBIT A]

Application For Transfer- Part B (con’t)

JCM PARTNERS, LLC
Restrictions on Transfer of Membership Interests
Originally Adopted by Resolutions of the
Board of Managers dated November 9, 2001,
subsequently approved by the Members as set forth in
Section 6.3 of the Limited Liability Company Agreement and
set forth in Article VI of the Bylaws

A.	Unless waived in an individual case by the Company for good cause shown, no Transfer Application shall be deemed received by the Company or by its Transfer Agent prior to the close of business on the thirtieth (30th) calendar day following the Company’s receipt of all parts of a Transfer Application, fully completed, duly executed by the parties thereto and in a form satisfactory to the Company. Until that time, no event which is deemed by the Agreement or the Bylaws to occur upon the Company’s receipt of such a Transfer Application shall be deemed to have occurred. By way of illustration, and not of limitation, the proposed Transferee shall not be considered a Transferee or Assignee, and shall not have the right to seek admission as a Substituted Member, prior to that date. Moreover, no Transfer shall be effective as between the proposed Transferor and the proposed Transferee prior to that date. In connection with any Transfer Application, the Transferor and Transferee shall promptly provide such additional information as the Company may request. The Company shall not recognize or register any Transfer that fails to comply with the foregoing requirements, nor shall the Company forward any part of the Transfer Application to the Company’s Transfer Agent for registration of the Transfer. This Paragraph A shall not be applicable to any Transfer effected by will or last testament or by the laws of descent and distribution, and this Paragraph A shall not apply to any Transfer as to which the proposed Transferor is a tax-exempt entity; provided that the other provisions of this resolution shall be fully applicable in the case of such proposed Transfers.

B.	Except as may be authorized by the Board of Managers prior to a Transfer, by vote of a majority of the Managers then holding office, no Person may acquire, by any means, Beneficial Ownership (as defined below) of any Unit or Preferred Unit if, as a result of such acquisition, such Person would become the Beneficial Owner (as so defined) of ten (10) percent or more of the outstanding Units and Preferred Units of the Company (the “Ownership Limit”). Notwithstanding the foregoing, no Person shall be deemed to have exceeded the Ownership Limit as the result of an acquisition of Units or Preferred Units by the Company which, by reducing the number of Units or Preferred Units outstanding, increases the proportionate number of Units and Preferred Units beneficially owned by such Person to 10% or more of the Units and Preferred Units then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 10% or more of the Units and Preferred Units then outstanding by reason of Unit and Preferred Units purchases by the Company and shall, after such Unit and Preferred Units purchases by the Company, become the Beneficial Owner of any additional Units and Preferred Units, then such Person shall be deemed to have exceeded the Ownership Limit by the amount of such additional purchase.

4

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” any Units or Preferred Units:

1.	which such Person or any of such Person’s Affiliates or Associates (as such terms are defined below) Beneficially Owns, directly or indirectly; or

2.	which such Person or any of such Persons’ Affiliates or Associates has

	(A)	the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own,” Units or Preferred Units tendered pursuant to a tender or exchange offer made on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered Units or Preferred Units are accepted for purchase or exchange; or

	(B)	the right to vote or to have voted pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” any Units or Preferred Units if the agreement, arrangement or understanding to vote such Unit or Preferred Unit (1) consists solely of a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (2) is not then reportable pursuant to Section 13(d) under the Exchange Act (or any comparable or successor provision); or

3.	which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso in clause (B) of the preceding paragraph B.2.) or disposing of any Units or Preferred Units of the Company.

“Affiliate” shall have the meaning set forth in the Agreement, and “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this resolution.

5

C.	Any Transfer that would result in a violation of the Ownership Limit shall be void ab initio as to the Transfer of such number of Units and Preferred Units that would cause the violation of the Ownership Limit, and the proposed Transferee (the “Disqualified Holder”) shall acquire no rights in such Units and Preferred Units. If the foregoing Transfer Restriction shall be determined by a court having jurisdiction to do so to be beyond the power of the Board to effectuate or invalid, prohibited or unenforceable for any other reason, then upon any event that results in a violation of the Ownership Limit, the Units and Preferred Units in excess of the Ownership Limit shall be deemed to have been transferred to the Company or its designee, not as beneficial owner but in trust (the “Trust”) and as trustee for the exclusive benefit of such Disqualified Holder and the beneficiary or beneficiaries to whom an interest in such Trust may later be transferred.

	1.	The Disqualified Holder shall retain the right to receive allocations and distributions with respect to Units and Preferred Units held in the Trust in accordance with the terms of the Agreement, and for all tax purposes including the allocation of gain and losses with respect to the Units and Preferred Units, the Disqualified Holder will be treated as the Beneficial Owner of such Units and Preferred Units, except that such Disqualified Holder shall not be accorded any voting rights with respect to the Units and Preferred Units. Instead, Units and Preferred Units held in the Trust shall be voted solely by the trustee of the Trust. The trustee shall cast such votes for or against any proposition on which Unit Holders are entitled to vote (or, as to elections, in favor of each nominee) in the same proportion as all other Units or Preferred Units which are voted on such matters are voted.

	2.	The Disqualified Holder may designate a beneficiary of an interest of Units and Preferred Units held in Trust (representing a specified number of Units or Preferred Units held by the Trust), if those Units and Preferred Units held in Trust plus the Units and Preferred Units Beneficially Owned by such beneficiary would not exceed the Ownership Limit if transferred to such beneficiary. Upon the designation of a beneficiary of an interest in the Trust, the corresponding number of Units and Preferred Units in the Trust shall be released to the beneficiary. Notwithstanding the foregoing, prior to any transfer of any interest in the Trust, the Disqualified Holder and the designee must fully complete, duly execute and deliver to the Secretary of the Company all parts of a Transfer Application, which shall be subject to all the provisions of this resolution and of the Agreement and Bylaws to the same extent as if the Disqualified Holder were a Transferor of Membership Interests and the designee were a proposed Transferee.

	3.	Any Trust created pursuant to the above provisions shall continue in effect until the earlier of the liquidation or dissolution of the Company in accordance with the terms of the Agreement or the transfer of all Units and Preferred Units out of the Trust in accordance with Paragraph C(2) above.

6

EXHIBIT D-1: CERTIFICATE OF DESIGNATIONS FOR THE CLASS 1 UNITS

     See attached.

EXHIBIT D-1

CERTIFICATE OF DESIGNATIONS

OF
CLASS 1 UNITS
OF JCM PARTNERS, LLC
(As Created Under the Amended and
Restated LLC Agreement)

WHEREAS, Section 2.1.5 of that Amended and Restated Limited Liability Company Agreement dated June 25, 2003, as it may be amended thereafter (“Agreement”) of JCM Partners, LLC, a Delaware limited liability company (“Company”), provides for the designation of all currently outstanding Common Units of the Company as the Class 1 Units; and

WHEREAS, this Certificate of Designations sets forth the rights, preferences, privileges and restrictions of the Class 1 Units.

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Agreement, the Class 1 Units shall have the rights, preferences, privileges and restrictions set forth herein. Capitalized terms not otherwise defined herein have the meaning set forth in the Agreement.

1.		Designation of Class.

The Company shall have a class of Units which shall be designated “Class 1 Units” (the “Class 1 Units”).

2.		Number of Class 1 Units.

The number of Class 1 Units that may be issued shall not exceed the number of Units authorized for issuance as Units under Section 2.1.2 of the Agreement.

3.		Redesignation of Common Units to Class 1 Units.

As set forth in Section 2.1.5 of the Agreement, all outstanding units were redesignated to Class 1 Units. All Class 1 Units shall remain Class 1 Units until converted by the holders of such Class 1 Units in accordance with Section 7 of this Certificate of Designations and the terms of the Agreement.

4.		Distributions to Holders of Class 1 Units.

	4.1	Priority of Distributions.

The holders of Class 1 Units shall have the right to receive Mandatory Monthly Distributions (as defined in Section 4.2 below). The Mandatory Monthly

Distributions shall be paid in full each month prior to payment of any distributions on any series of Preferred Units or any Additional Distributions to any class of Units. In addition, the Company shall not issue any class of Units with the right to receive any distributions prior to payment of the Mandatory Monthly Distributions; provided, however, that the Company is authorized to issue classes of Units or series of Preferred Units with the right to receive Mandatory Distributions on the terms set forth in Section 2.1.4.2(b) of the Agreement without the need to obtain any additional authorization or vote of the Class 1 Units.

4.2	Mandatory Monthly Distributions.

The Company shall make a monthly distribution to the holders of Class 1 Units in an amount equal to one-twelfth (1/12th) of $0.0775 (seven and 3/4 cents) per Class 1 Unit (the “Mandatory Monthly Distributions”). If the Company fails, for any reason, to pay any Mandatory Monthly Distribution(s) in a timely manner (“Overdue Mandatory Monthly Distributions”), the Company shall begin liquidating its properties (which may or may not include its real properties) as quickly as commercially reasonable and shall pay the holders of Class 1 Units interest on any Overdue Mandatory Monthly Distributions at the rate of ten percent (10%) per annum. The Company may cease liquidating its properties when the Company no longer has any Overdue Mandatory Monthly Distributions.

4.3	Payment.

The Mandatory Monthly Distributions shall be paid to the holders of record of Class 1 Units as of the first day of the month and mailed by the Company to such holders of record no later than the last day of each month. In lieu of mailing, the Company may transmit payment to a holder of Class 1 Units in any other manner agreed to in writing by a holder of Class 1 Units (e.g., by wire transfer or by mailing payment to the banks of the holders of record).

4.4	Termination of Mandatory Distributions.

The Mandatory Monthly Distributions shall remain in effect until the first to occur of the following events (each, a “Mandatory Distribution Termination Event”):

	4.4.1	The monthly record date immediately prior to the dissolution of the Company pursuant to Section 5.1.1 of the Agreement; or

	4.4.2	The closing of a Change of Control Merger or Consolidation (defined below). “Change of Control Merger or Consolidation” means any merger or consolidation in which the Company is not the surviving entity, except a transaction that results in the Members of the Company immediately prior to the transaction owning securities representing at least fifty percent (50%) of the voting power of the surviving entity after the transaction.

5.	Class 1 Unit Put Option.

	5.1	Timing of Put Right.

Each holder of Class 1 Units as of June 30, 2005 (the “Fifth Anniversary Date” or the “Put Right Record Date”) will have the right (the “Put Right”) to require the Company to redeem some or all such holder’s Class 1 Units for the Exercise Price (defined in Section 5.4 below) on June 30, 2007 (the “Seventh Anniversary Date”). The Exercise Price and the manner of exercising The Put Right are as set forth below.

	5.2	Exercise Notice.

Within twenty (20) days after the Put Right Record Date the Company shall send a notice (“Exercise Notice”) by first class mail to all holders of record of the Class 1 Units informing such holders of the Exercise Price and the time in which to notify the Company of their election to exercise their Put Right(s).

	5.3	Notice of Exercise by Class 1 Holders.

Each holder of Class 1 Units who desires to exercise its Put Right(s) shall do so by notifying the Company of such exercise no later than the ninetieth (90th) day after the Fifth Anniversary Date, on an exercise form to be prepared by the Company and delivered to the holders of Class 1 Units concurrent with the Exercise Notice. Any holder of Class 1 Units who fails to timely exercise its Put Right will forfeit such Put Right.

	5.4	Exercise Price.

The “Exercise Price” for each Class 1 Unit will be determined as follows:

		5.4.1	Within ninety (90) days preceding the Put Right Record Date the Company will obtain an appraisal on each of its real properties from one or more MAI appraisers to be selected by the Board of Managers (the “Board”), and may retain a business appraiser, investment bank, or other qualified Person, to appraise the Company’s other assets; such appraisals collectively referred to as the “Appraisals.”

		5.4.2	The Company’s Board shall retain Certified Public Accountants (“CPAs”) to calculate the collective value of all classes of issued and outstanding Units by preparing a pro forma balance sheet using the appraised values from the Appraisals with allowance for all anticipated costs and expenses (including but not limited to the estimated costs and expenses of liquidating all of the Company’s properties), and using the profit and loss allocation provisions of Article 7 of the Agreement, and otherwise in accordance with generally accepted accounting principles, all of which may be determined by the Board pursuant to specific written instructions to the CPAs.

		5.4.3	The total value of all classes of Units as calculated by the CPAs shall then be divided by the total number of Units then outstanding of all classes. This resulting amount is the Exercise Price for each Class 1 Unit and, if accepted by the Board, shall be final and incontestable.

		5.4.4	For the purposes of this Section 5.4 only, all Units owned by any wholly-owned subsidiary of the Company shall be treated as if they were not outstanding.

	5.5	Transactions After Put Right Record Date.

		5.5.1	All distributions distributed to electing holders of Class 1 Units subsequent to the Put Right Record Date will be credited against the Exercise Price.

		5.5.2	The Board may establish procedures, including, without limitation, the establishment of an escrow and the requirement that the holders of Class 1 Units deliver transmittal letters and assignments, as a condition precedent to distributing the Exercise Price to such holders of Class 1 Units.

	5.6	Liquidation to Meet the Put Option.

If a sufficient number of holders of Class 1 Units exercise their Put Rights, the continued operation of the Company beyond the Seventh Anniversary Date may not be reasonably feasible. Therefore, no later than June 30, 2006 (the “Sixth Anniversary Date”), the Board will meet to determine whether the Company should continue operations beyond the Seventh Anniversary Date. If the Board determines in its sole discretion that the Company’s operations should not continue beyond the Seventh Anniversary Date, the following will occur:

		5.6.1	The Put Rights shall be null and void, and no holder of Class 1 Units will be entitled to receive the Exercise Price;

		5.6.2	All of the Company’s properties will be sold as soon as practicable;

		5.6.3	All owners of Class 1 Units will receive the liquidation distributions to which they are entitled under the Agreement; and

		5.6.4	The Company will inform all owners of Units and Preferred Units of this decision within thirty (30) days after the Sixth Anniversary Date.

6.	Voting Rights.

The holders of the Class 1 Units shall have the voting rights granted to Units in the Agreement, including the right to vote on certain matters as a separate class of Units as set forth in Sections 2.2.2 and 2.2.3 of the Agreement. In addition, provided the Board has first approved such amendment, any amendment to this Certificate of Designations shall require that a majority of the Class 1 Units who are present (by person or proxy) at a duly called and held meeting at which a quorum is present shall be required to approve such amendment (or if no meeting is to be held, then upon the written consent executed by a majority in interest of the outstanding Class 1 Units).

7.	Conversion Rights.

	7.1	General.

The Class 1 Units are convertible by the holders of the Class 1 Units into any other classes of Units which

		7.1.1	May come into existence at any time on or before May 30, 2005; and

		7.1.2	Come into existence on and after May 31, 2005, provided that the Board has determined, in its sole discretion, that the Class 1 Units shall be convertible into such class(es) of Units created on and after May 31, 2005.

	7.2	1:1 Conversion.

All conversions of Class 1 Units into other classes of Units shall be on a 1:1 basis, unless otherwise determined by the Board.

	7.3	All or None Conversions.

Notwithstanding Sections 7.1 and 7.2 above, in the Board’s sole discretion, any future Certificate of Designations may require that in order to convert any Class 1 Units, a holder of Class 1 Units must convert all Class 1 Units owned by that holder of record.

	7.4	Conversion Procedures.

The Board shall have the right to impose reasonable procedures and controls related to the conversion of Class 1 Units as permitted by this Section 7 to include requiring holders of Class 1 Units to deliver written notice to the Company that the holder elects to convert the Class 1 Units. Any conversion shall be treated as a transfer of Units and shall be processed according to the Company’s procedures for transfer of Units.

	7.5	Effect of Conversion Rights on Number of Authorized Units.

When a Class 1 Unit is converted to another class of Units, the holder shall then hold the new class of Units, and the converted Class 1 Units shall assume the status of authorized but unissued Units. After taking into account the increase in authorized but unissued Units resulting from the last sentence, the Company shall at all times reserve and keep available out of its authorized Units the full number of Units of such class deliverable upon conversion of all Class 1 Units from time to time outstanding.

8.	No Impairment.

The Company will not, by amendment of the Agreement or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations to be observed or performed by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designations and in the taking of all such action as may be necessary or appropriate in order to protect the rights (including but not limited to the conversion rights) of the holders of Class 1 Units against impairment. Notwithstanding any implication to the contrary, the foregoing shall not have the affect of requiring the unanimous approval or consent of each holder of Class 1 Units in order to amend the Agreement or this Certificate of Designations, or to permit the Company to engage in a reorganization, recapitalization, transfer or sale of assets, consolidation, merger, dissolution, or issuance of Units or Preferred Units.

9.	Residual Rights.

Except as expressly provided for herein, the Class 1 Units shall be vested with the rights, preferences, privileges and restrictions accruing to Units under the Agreement.

INDEX

Affiliate, defined	32

Agreement	1

Agreement, Amended and Restated	1

Agreement, Amendments to	33

Agreement, Applicable Law	31

Agreement, Binding Provisions	30

Agreement, Counterparts	32

Agreement, Effectiveness of	3

Agreement, Entire Agreement	32

Agreement, Further Assurances	32

Agreement, Meaning of Headings	32

Agreement, Operating	1

Agreement, Original	1

Agreement, Severability of Provisions	31

Agreement, Waivers of	31

Allocations, Losses	24

Allocations, Procedures	23

Allocations, Profits	24

Allocations, Rights of Preferred Units	26

Allocations, Rights of Units	26

Allocations, Special and Regulatory	25

Arbitration	32

Assignee, defined	3

Attorney In Fact, Appointment of	30

Authority, Presumption of	31

Authorized Persons	4

Board of Managers, Authority of	14

Board of Managers, Authority to Interpret Documents	15

Board of Managers, CEO Position on	13

Board of Managers, Elected Managers	13

Board of Managers, Election of	13

Board of Managers, Filling Vacancies	13

Board of Managers, General Powers	14

Board of Managers, Group Term Effective Date	13

Board of Managers, Groupings	13

Board of Managers, Maximum Size	13

Board of Managers, Minimum Size	13

Board of Managers, Reimbursement of Expenses	15

Board of Managers, Size of	13

Board of Managers, Term of Office	13

Board of Managers, Transactions Involving Manager Interests	15

Board of Managers, Variable Board Size	13

Board of Managers, Whole Board	13

Board Size, Variable	9

Book Gain or Loss, defined	23

Book Value, defined	22

Bylaws	2

Capital Account	23

Capital Account, Maintenance of	23

Capital Account, Transfer of	23

Capital Contribution, defined	22

Capitalization	5

Cash, defined	33

CEO, Compensation of	15

Certificate (see Certificate of Formation)	2

Certificate of Designations, Creation of	8

Certificate of Formation	2

Class 1 Units, Certificate of Designations	8

Class 1 Units, Creation of	8

Class Voting, Established in Certificate of Designations	10

Class Voting, Mergers and Liquidation	10

Class Voting, Preferred Units	10

Class Voting, Required by Law	10

Class Voting, Units	10

Code, Internal Revenue	6

Company	1

Company, Business Address	4

Company, Formation	2

Company, Name	4

Company, Powers of	4

Company, Purpose of	4

Company, Registered Agent	4

Company, Registered Office	4

Company, Rights and Restrictions of Officers	15

Consent, defined	33

Contribution Agreements	2

Contribution Agreements, Approval of	2

Court, US Bankruptcy for the Eastern District of California	2

Date, Effective	1

Depreciation, defined	22

Dissolution, Application of Assets	19

Dissolution, Cancellation of Certificate	20

Dissolution, Events of	19

Dissolution, Handling of Gains or Losses	19

Dissolution, Winding Up Affairs	20

Dissolutions, Effective Date	19

Distributions, at Time of Liquidation	17

Distributions, Board Authority to Allocate	17

Distributions, Mandatory	6

Distributions, Priorities	18

Distributions, Voluntary or Additional	7, 17

Distributions, Withholding	18

Effective Date	1

Entity, defined	33

Fiscal Year, defined	22

IRS or Internal Revenue Service	26

Liquidation Events	19

Manager, defined	13

Managers, Board of	13

Managers, Indemnification	28

Managers, Insurance Coverage	29

Managers, Limited Liability	28

Member, defined	3

Members, Approval of Amendments	9

Members, Approval of Matters Approved by Board	9

Members, Approval of Mergers and Liquidation	9

Members, Calling a Special Meeting	9

Members, Capital Contributions	28

Members, Class Voting	9

Members, Election of Managers	9

Members, Limited Liability	28

Members, Proposals	9

Members, Voting Rights	8

Membership Interests	5

Membership Interests, Issuance of	2

Notices, General	30

Percentage Interest, defined	23

Person, defined	33

Power of Attorney, Irrevocable	31

Preferred Units	5

Preferred Units, Authority to Issue	5

Profit and Loss, defined	23

Protective Provisions, Preferred Units	6

Protective Provisions, Units	6

Quorum, Establishing	11

Record Date	17

Regulatory Allocations	25

Subsidiary, defined	11

Tax Matters Partner, Additional Responsibilities	27

Tax Matters Partner, Authority to Allocate Income/Losses	25

Tax Matters Partner, General Authority	26

Tax Matters Partner, Indemnification	26

Tax Matters Partner, Term of Office	26

Transfer, defined	21

Transfers, Application for	21

Transfers, Current Restrictions defined	21

Transfers, Instructions for	21

Transfers, Restrictions	21

Treasury Regulations, defined	22

Unit Holder	5

Units	5

Units, Authority to Issue	5

Units, Class 1	8

Units, Classes	5

Units, Protective Provisions	6

Units, Repurchased or Redeemed	8

Units, Splits	8

Voting Rights	8

Voting Rights, Approval of Amendments	9

Voting Rights, Approval of Mergers and Liquidation	9

Voting Rights, Calling a Special Meeting	9

Voting Rights, Changing Variable Board Size	9

Voting Rights, Class Voting	9

Voting Rights, Election of Managers	9

Voting Rights, Member Proposals	9

Voting Rules, Annual Member and Special Meetings	11

Voting Rules, Cumulative Voting	12

Voting Rules, Establishing a Quorum	11

Voting Rules, General	10

Voting Rules, Removal of Managers	12

Voting Rules, Required Vote	11

Voting Rules, Votes by Assignees	12

Voting Rules, Votes by Subsidiaries	11

Appendix B

SUMMARY OF RIGHTS OF THE COMMON UNITS AND CHANGES TO THOSE
RIGHTS WITH THE RENAMING OF THE CLASS 1 COMMON UNITS

Rights, Preferences,
Privileges and	Description of Current Rights	Changes to Rights Upon Renaming
Restrictions	of Common Units	Common Units Class 1 Units

Distributions

Mandatory Distributions:	The Common Units have the right to receive a mandatory monthly distribution in an amount equal to 1/12 of $0.0775 per Common Unit. The mandatory distributions remain in effect until the earlier of the dissolution of the Company or a change of control merger or consolidation. This mandatory distribution must be paid in full every month prior to the payment of any distributions on any series of Preferred Units which may come into existence.	No change.

Voluntary Distributions:	Subject to the rights of any Preferred Units which may come into existence, the Common Units have the right to receive all voluntary distributions which the Board may declare.	No change, except that the Board is permitted to vary the size of voluntary distributions distributed to different classes of Units, subject to the protective provisions.

Distributions Upon Liquidations:	Subject to the rights of any Preferred Units which may come into existence, the Common Units have the right to receive the balance of the Company’s assets upon the dissolution, liquidation or winding-up of the Company. Liquidating Distributions are paid based on Members’ Capital Account.	Liquidating Distributions will be paid based on Members’ Percentage Interests. Capital Accounts and Percentage Interests will be the same until Units are created which shift allocations.

Rights, Preferences,
Privileges and	Description of Current Rights	Changes to Rights Upon Renaming
Restrictions	of Common Units	Common Units Class 1 Units

Put Option	Each holder of a Common Unit as of June 30, 2005 has the right between July 21, 2005 and September 28, 2005 to require the Company to redeem some or all of the holder’s Common Units on June 30, 2007 in an amount equal to the full liquidation value of the Company’s assets (based on appraisals to be dated between March 31 and June 30, 2005) after accounting for all anticipated costs and expenses, including all the estimated costs and expenses of liquidating all of the Company’s assets, and the Company’s debts and any amounts owed to any Preferred Units which may come into existence.	Provision is located in the Certificate of Designations for the Class 1 Units. Otherwise, no changes.

Voting Rights

Election and Removal of Managers:	The Company is governed by a Board of Managers, which can vary from 7-13. Currently there are ten Managers, of which nine are elected by the holders of the Units and one is the Chief Executive Officer. The elected Managers are divided into three groups of three Managers each. Each year the holders of Common Units vote on the election of a group of Managers. The holders of Common Units are entitled to cumulative voting for the election of Managers. The Members cannot remove an elected Manager, without cause, if the votes against the elected Manager’s removal would be sufficient to elect the Manager if the Manager’s group of Managers were being elected. The CEO-Manager may only be removed by the Board.	No change.

2

Rights, Preferences,
Privileges and	Description of Current Rights	Changes to Rights Upon Renaming
Restrictions	of Common Units	Common Units Class 1 Units

General Voting Rights:	Holders of Common Units are entitled to one vote per outstanding Common Unit. Members have voting rights with respect to a particular matter only after such matter has first been approved by the Board, except with regard to (1) the removal of a Manager, (2) the amendment of the Agreement, and (3) any matter presented at a special meeting of the Members called upon the written request of at least ten percent (10%) of the outstanding Common Units.	No change.

Required Vote:	Amendments, modifications or supplements to the Agreement and the approval of any change of control merger or consolidation or dissolution of the Company require a vote of fifty percent (50%) in interest of the applicable class(es) with voting rights, provided that the Board has first approved any change in control merger, consolidation or voluntary dissolution of the Company and any amendment to the Agreement affecting the rights of any Preferred Units that may exist.	No change. However, if Proposal 3 passes, then matters approved by the Board and then submitted to the Members shall require a majority of a quorum of Members, rather than 50% in interest of Members in the case of matters other than (1) a change of control merger, consolidation or voluntary dissolution of the Company, or (2) amendment to the Agreement amending the provisions in (1) above.

Protective Provisions
Existing Common Unit Protective Provisions:	The Units and any Preferred Units which may come into existence vote together as a single class on all matters, except as follows:
(1) The holders of the Common Units have the right to vote as a separate class on any of the following actions:	The Agreement will be amended to add the “Protective Provisions” described below for all Units (other than Preferred Units) including the Class 1 Units. In addition, the existing protective provisions shall remain.
(1) Subject to the authority of the Tax Matters Partner to make allocations necessary to comply with the

3

Rights, Preferences,
Privileges and	Description of Current Rights	Changes to Rights Upon Renaming
Restrictions	of Common Units	Common Units Class 1 Units

	(a) change of control merger or consolidation and dissolution of the Company;	Treasury Regulations, no class of Units may be created with a right to receive any special allocations within the meaning of section.

	(b) amendments or modifications of the Agreement that affect the Common Units’ preference with respect to the mandatory monthly distributions or class voting rights; or	704(b) to the material detriment of any class of Units that may be in existence;

	(c) where required by law	(2) No class of Units may be created with a right to receive mandatory distributions prior to any other class of Units that may be in existence, provided classes of Units may be created with a right to receive mandatory distributions when due in an amount less than, equal to or greater than another class of Units, and further provided that if there is a shortfall in the Company’s ability to pay mandatory distributions to all classes of Units,

(a) all classes of Units entitled to receive distributions shall share in such shortfall on a pro rata basis, and

(b) no series of Preferred Units shall receive any distributions until such shortfall has been paid in full;

(3) At the discretion of the Board, the Board may declare voluntary distributions on a class by class basis, provided that no class of Units receives a voluntary distribution on an annualized basis that is more than double another class of Units’ participation in such voluntary distribution on an annualized basis calculated on a per Unit basis (e.g., if Classes 1, 2, 3 and 4 are outstanding, the Board could declare a voluntary distribution payable to the Class 2 and 4 holders in an

4

Rights, Preferences,
Privileges and	Description of Current Rights	Changes to Rights Upon Renaming
Restrictions	of Common Units	Common Units Class 1 Units

amount equal to $0.04 per Class 2 or 4 Unit per year, provided that the Board declared a voluntary distribution payable to the Class 1 and 3 Unit Holders in an amount equal to $0.02 per Class 1 or 3 Unit per year);

(4) No class of Units may be created with a right to receive a priority in payment upon the liquidation or dissolution of the Company prior to any other classes of Units that may be in existence;

(5) No class of Units may be created with a right to be redeemed earlier than June 30, 2007;

(6) Subject to the next two sentences, all classes of Units shall vote together as a single group on all matters requiring the vote of the Units. The vote of a class of Units as a separate class shall be required on amendments to the Agreement where (a) that class would be adversely affected by an amendment in a different manner than other classes of Units or (b) that affect its class voting rights. When a class of Units has been granted a specific voting right as a separate class, that class shall have the right to vote on that matter as a separate class; and

(7) Any conflicts between classes of Units shall be resolved in favor of the earliest class that was created. The Certificate of Designations creating any class of Units may specifically waive one or more of these Protective Provisions for the benefit of that class of Units (e.g. a class of Units could be created as non-voting).

5

Rights, Preferences,
Privileges and	Description of Current Rights	Changes to Rights Upon Renaming
Restrictions	of Common Units	Common Units Class 1 Units

Existing Preferred Unit Protective Provisions:	(2) The holders of any Preferred Units that may come into existence have the right to vote as a separate class on any of the following actions:	No change.

(a) change of control merger or consolidation and dissolution of the Company;

(b) amendments or modifications of the Certificate of Designations creating the Preferred Units that affect the Preferred Units’ voting or other rights set forth in the Certificate of Designations; or

(c) where required by law.

Allocations	Subject to the rights of any Preferred Units that may come into existence and the authority of the Tax Matters Partner to enable compliance with the Treasury Regulations, the holders of the Common Units are allocated all of the Profits and Losses (each as defined in the Agreement) of the Company according to their percentage interests.	The Class 1 Units are protected against special allocations that materially harm the Class 1 Units as described in the protective provisions.

Restrictions on Transfer	All Units are subject to a variety of transfer restrictions, including restrictions for the following reasons: (1) if the transfer would violate securities laws;	Provisions consolidated in Bylaws. Member approval of current transfer restrictions and clarifies Board’s authority to adopt future transfer restrictions without Member approval.

6

Rights, Preferences,
Privileges and	Description of Current Rights	Changes to Rights Upon Renaming
Restrictions	of Common Units	Common Units Class 1 Units

(2) if the transfer would terminate the existence of the Company;

(3) if the transfer would cause the Company to be treated as an association taxable as a corporation or otherwise taxed as an entity; and

(4) if the transfer would violate the Company’s ownership rules which prevent any person from acquiring ten percent (10%) or more of the outstanding Units of the Company.

Convertibility	No right.	Class 1 Units are convertible by the holders into any other classes of Units (other than Preferred Units) which:

(1) may come into existence at any time on or before May 30, 2005, or

(2) come into existence on and after May 31, 2005, provided that the Board has determined, in its sole discretion, that the Class 1 Units shall be convertible into such class(es) of Units created on and after May 31, 2005.

Other Rights and Restrictions	There are certain other rights and restrictions applicable to the Members of the Company as set forth in the Agreement, the Second Restated Bylaws of the Company and the Transfer Application.	No change.

7

Appendix C

DESCRIPTION OF PROPOSED CLASS 2, 3 and 4 UNITS

Following is a summary of the rights, preferences, privileges and restrictions of the Class 2, 3 and 4 Units:

The Class 2 Units

The Class 2 Units will have exactly the same rights, preferences, privileges and restrictions as the Class 1 Units, currently called Common Units and described in Appendix B, except as follows:

(i)	The Class 2 Units will not have the “Put Option” described in Appendix B;

(ii)	The Class 2 Units will be convertible at any time into Class 4 Units, but will not be convertible into Class 1 or 3 Units; and

(iii)	The Class 2 Units will have the right to receive a mandatory monthly distribution in an amount greater than the Class 1 Units’ mandatory monthly distribution in an amount to be determined by the Board at the time the Board creates the Certificate of Designations for the Class 2 Units. This additional amount will be no less than $.001 per Class 2 Unit or more than $.009 (the “Distribution Increase Range”) per Class 2 Unit on an annualized basis.

The Class 3 Units

The Class 3 Units will have exactly the same rights, preferences, privileges and restrictions as the Class 1 Units, except as follows:

(i)	The Class 3 Units will not be allocated any share of tax depreciation (this allocation is intended to be a special allocation within the meaning of Section 704(b) of the Internal Revenue Code), except as otherwise required by the Treasury Regulations;

(ii)	The Class 3 Units will have the right to receive a mandatory monthly distribution in an amount greater than the Class 1 Units’ mandatory monthly distribution in an amount to be determined by the Board at the time the Board creates the Certificate of Designations for the Class 3 Units. This additional amount will be within the Distribution Increase Range; and

(iii)	The Class 3 Units will be convertible into Class 1, 2, or 4 Units until May 30, 2005.

The Class 4 Units

The Class 4 Units will have exactly the same rights, preferences, privileges and restrictions as the Class 2 Units, except as follows:

(i)	The Class 4 Units will not be allocated any share of tax depreciation (this allocation is intended to be a special allocation within the meaning of Section 704(b) of the Internal Revenue Code), except as otherwise required by the Treasury Regulations;

(ii)	The Class 4 Units will have the right to receive a mandatory monthly distribution in an amount greater than the Class 2 Units’ mandatory monthly distribution in an amount to be determined by the Board at the time the Board creates the Certificate of Designations for the Class 4 Units. This additional amount will be within the Distribution Increase Range; and

(iii)	The Class 4 Units will not be convertible into Class 1 or 3 Units and will be convertible into Class 2 Units.

Appendix D

FLOW CHART

Current Units of the Company held by a Member—renamed Class 1 Units
Class 1 Units (Put Option and Depreciation)
Class 2 Units (No Put Option)
Class 3 Units (No Depreciation allocated)
Class 4 Units (No Put Option and No Depreciation allocated

[JCM LOGO]

JCM PARTNERS, LLC

PROXY FOR ANNUAL MEETING OF MEMBERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS.

The undersigned hereby appoints Michael W. Vanni, Gayle M. Ing and Marvin Helder and each of them as proxy (each of whom shall have full power of substitution) of the undersigned to attend the Annual Meeting of Members of JCM Partners, LLC (“Company”), to be held on June 25, 2003 at 5:00 p.m., local time, at the Radisson Hotel, 500 Leisure Lane (Highway 160 & Canterbury Road), Sacramento, California, and to vote on the proposals to be presented at the Annual Meeting.

If the undersigned is an Assignee, such that the undersigned holds Common Units but has not been admitted as a Substituted Member in accordance with Article 9.4 of the Company’s Operating Agreement, this proxy shall be considered written instructions to the Company’s Board of Managers as to how any Common Units owned by the undersigned shall be voted at the Annual Meeting.

1.	The election of the named nominees as Managers of the Company to serve until the expiration of their term of office and until a successor shall be duly elected and qualified. The Managers nominated for election are: Kenneth Horjus, James Mol and Michael Vanni.

THE BOARD RECOMMENDS YOU VOTE FOR EACH OF THE ABOVE NOMINEES.

A.	I vote FOR all nominees listed above, except those specified below, with cumulative votes, if applicable, to be divided equally between the nominees except as specified below.	For ☐

I withhold my vote from the following individuals:

I want my cumulative votes, if applicable, divided among the nominees as follows:

B	I WITHHOLD my authority to vote for any of the nominees listed above.	Withhold ☐

2.	Approval of changes to the voting provisions of the Company’s Operating Agreement (Proposal 2)	For ☐	Against ☐	Abstain ☐

THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” PROPOSAL 2.

(Continued on Back)

3.	Approval of changes to the Company’s Operating Agreement to revise the capital structure of the Company as described in the Proxy Statement, including renaming the outstanding Units as Class 1 Units, and conforming changes thereto (Proposal 3)	For ☐	Against ☐	Abstain ☐

THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” PROPOSAL 3.

4.	Approval of changes to the Company’s Operating Agreement to incorporate by reference the restrictions on a Member’s ability to transfer Units or Preferred Units (Proposal 4)	For ☐	Against ☐	Abstain ☐

THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” PROPOSAL 4.

5.	Approval of the amendment and restatement of the Company’s Operating Agreement (Proposal 5)	For ☐	Against ☐	Abstain ☐

THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” PROPOSAL 5.

6.     In their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY WILL BE VOTED FOR THE BOARD’S NOMINEES (AND, IF CUMULATIVE VOTING APPLIES, CUMULATIVE VOTES WILL BE DISTRIBUTED EQUALLY AMONG ALL NOMINEES), FOR THE APPROVAL OF EACH OF THE CHANGES TO THE COMPANY’S OPERATING AGREEMENT, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

The undersigned acknowledges receipt of a Notice and Proxy Statement regarding the foregoing matters.

Date	Signature of Member	Title (if applicable)

Date	Signature of Member	Title (if applicable)

Sign your name exactly as it appears on the Company’s records and return the proxy to the Company. A corporation is requested to sign its name by its President or other authorized officer with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If units are registered in two names or held as joint tenants or community property, both interested persons should sign.

I plan to attend the meeting: Yes                No

Last Name:	Tax ID:	Voting Units:

Legal Name: